This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Filed Pursuant to Rule 497
File No. 333-174756

Subject to Completion, dated January 30, 2012

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated January 30, 2012)

3,500,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock

$       per share

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide our stockholders with current income and capital appreciation through debt and minority equity investments in middle-market companies.

GC Advisors LLC serves as our investment adviser. GC Service Company, LLC serves as our administrator. GC Advisors LLC and GC Service Company, LLC are affiliated with Golub Capital, a leading lender to middle-market companies that had over $5.0 billion of capital under management as of September 30, 2011.

All of the 3,500,000 shares of common stock offered by this prospectus supplement are being sold by us. Our common stock is traded on The NASDAQ Global Select Market under the symbol “GBDC”. Golub Capital Employee Grant Program Rabbi Trust, a trust organized for the purpose of awarding equity incentive compensation to employees of Golub Capital, has indicated its intent to purchase an aggregate of $3.2 million of shares in this offering at the public offering price per share. In addition, Mr. William M. Webster IV, one of our directors, has indicated his intent to purchase 15,000 shares in this offering at the public offering price per share, and Mr. John T. Baily, one of our directors, has indicated his intent to purchase $75,000 of shares in this offering at the public offering price per share. No underwriting discounts or commissions will be paid in respect of these shares. The last reported closing price for our common stock on January 27, 2012 was $15.95 per share. The net asset value of our common stock on September 30, 2011 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $14.56 per share. Net asset value as of December 31, 2011 is estimated to be between $14.50 and $14.55 per share. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make this offering.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. Investing in our common stock involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 14 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: Investor Relations, or by calling us collect at (312) 205-5050. The SEC also maintains a website at http://www.sec.gov that contains such information.

None of the SEC, any state securities commission or any regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds to us (before expenses)	$	$

In addition, the underwriters may purchase up to an additional 525,000 shares of common stock at the public offering price, less the sales load payable by us, to cover overallotments, if any, within 30 days from the date of this prospectus supplement. If the underwriters exercise this option in full, the total sales load paid by us will be $      , and total proceeds, before expenses, will be $      .

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the common stock will be made on or about February   , 2012.

Wells Fargo Securities	UBS Investment Bank

The date of this prospectus supplement is           , 2012

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law. We are offering to sell and seeking offers to buy, securities only in jurisdictions where offers are permitted.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our common stock.

PROSPECTUS SUPPLEMENT

PROSPECTUS

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Golub Capital BDC” refer to Golub Capital BDC, Inc., a Delaware corporation, and its consolidated subsidiaries, including the Securitization Issuer and Holdings, and, for the periods prior to consummation of the BDC Conversion (as defined below), Golub Capital BDC LLC, a Delaware limited liability company, and its consolidated subsidiaries;
•	“Holdings” refers to Golub Capital BDC 2010-1 Holdings LLC, our direct subsidiary, and “Securitization Issuer” refers to Golub Capital BDC 2010-1 LLC, our indirect subsidiary;
•	“Controlling Class” refers to the most senior class of notes of the Securitization Issuer then outstanding;
•	“Debt Securitization” refers to the $300 million term debt securitization that we completed on July 16, 2010;
•	“GC Advisors” refers to GC Advisors LLC, our investment adviser;
•	“GC Service” refers to GC Service Company, LLC, an affiliate of GC Advisors and our administrator; and
•	“Golub Capital” refers, collectively, to the activities and operations of Golub Capital Incorporated and Golub Capital LLC (formerly Golub Capital Management LLC), which entities employ all of Golub Capital’s investment professionals, as well as GC Advisors, GC Service, associated investment funds and their respective affiliates.

On April 13, 2010, we converted from a limited liability company into a corporation. In this conversion, Golub Capital BDC, Inc. succeeded to the business of Golub Capital BDC LLC and its consolidated subsidiary, and the members of Golub Capital BDC LLC became stockholders of Golub Capital BDC, Inc. In this prospectus, we refer to such transactions as the “BDC Conversion.” Prior to the BDC Conversion, Golub Capital BDC LLC held all of the outstanding limited liability company interests in our predecessor, Golub Capital Master Funding LLC, or GCMF.

Golub Capital BDC

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We were formed in November 2009 to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007, to make investments in senior secured, unitranche (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), mezzanine (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment), second lien loans and equity securities of middle-market companies that are, in most cases, sponsored by private equity firms. In this prospectus, the term “middle-market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $50 million annually.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $5.0 billion of capital under management as of September 30, 2011, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in

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the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

As of September 30, 2011, our portfolio at fair value was comprised of 44.3% senior secured loans, 38.7% unitranche loans, 4.8% second lien loans, 10.2% mezzanine loans and 2.0% equity. Over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets.

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and second lien loans and warrants and minority equity securities by primarily investing approximately $5 million to $25 million of capital, on average, in the securities of U.S. middle-market companies. We may also selectively invest more than $25 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

In the current environment, we continue to focus on unitranche investments given the greater principal protection from the first lien nature of these loans. However, we have recently seen some compelling risk/reward opportunities in mezzanine debt.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our amended and restated investment advisory agreement with GC Advisors, or the Investment Advisory Agreement, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Management Fee” in the accompanying prospectus for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the definition under U.S. Generally Accepted Accounting Principles, or GAAP, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Board Approval of the Investment Advisory Agreement” in the accompanying prospectus.

GC Advisors is an affiliate of Golub Capital and has entered into a staffing agreement, or the Staffing Agreement, with two Golub Capital affiliates, Golub Capital Incorporated and Golub Capital Management LLC. Under the Staffing Agreement, these companies make experienced investment professionals available to GC Advisors and provide access to the senior investment personnel of Golub Capital and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and

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equitably over time in accordance with its allocation policy. See “Related Party Transactions and Certain Relationships” in the accompanying prospectus. However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals.

An affiliate of GC Advisors, GC Service, provides the administrative services necessary for us to operate. See “Management Agreements — Administration Agreement” in the accompanying prospectus for a discussion of the fees and expenses we are required to reimburse to GC Service.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies with a long track record of investing in unitranche and junior capital financings, which is our long-term investment focus. Golub Capital invested more than $2.6 billion in unitranche and mezzanine transactions across a variety of market environments and industries between 2001 and September 30, 2011. From 2005 through 2010, Golub Capital invested in more than 250 middle-market companies and as of September 30, 2011, it held debt investments in more than 160 middle-market companies.

Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Gregory W. Cashman and Andrew H. Steuerman. As of September 30, 2011, Golub Capital’s 52 investment professionals had an average of over 11 years of investment experience and were supported by 75 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We intend to pursue an investment strategy focused on investing in senior secured, unitranche, mezzanine and second lien loans of, and warrants and minority equity securities in, U.S. middle-market companies.

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources.

Pricing and Deal Structures.  We believe that as a result of current macroeconomic issues such as the downgrade of U.S. debt, a weakened U.S. economy and the European sovereign debt crisis, there has been reduced access to, and availability of, debt capital to middle-market companies, which has resulted in a widening of interest spreads, more conservative deal structures and stronger covenants. We believe these market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which has access through the Staffing Agreement to the resources and expertise of Golub Capital’s 127 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of September 30, 2011, the

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52 investment professionals of Golub Capital had an average of over 11 years of investment experience and were supported by 75 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns. In 2009, Buyouts Magazine named Golub Capital “Middle-Market Lender of the Year” for the second consecutive year and M&A Advisor named Golub Capital the “Mezzanine Financing Agent of the Year” in 2009. These awards do not constitute an endorsement by any such publication or organization of the securities being offered by this prospectus supplement.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (total debt financing of under $100 million) for 2009, based both on deal volume and number of deals. Since its inception, Golub Capital has closed deals with over 170 middle-market sponsors and repeat transactions with over 80 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled us to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Recent Developments

Set forth below are certain preliminary estimates of our financial condition and results of operations for the three months ended December 31, 2011. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended December 31, 2011. We advise you that our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended December 31, 2011 are finalized.

Net investment income is estimated to have totaled between $0.28 and $0.31 per share for the three months ended December 31, 2011.

Net asset value as of December 31, 2011 is estimated to be between $14.50 and $14.55 per share.

We originated $164.1 million in new middle market investment commitments during the three months ended December 31, 2011. Approximately 38% of the new investment commitments were in unitranche loans, 29% were subordinated debt/second lien investments, 30% were senior secured loans and 3% were equity

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securities. Of the new investment commitments, $148.6 million funded at close. During the same period, sales of portfolio investments were $42.9 million. Overall, total investments in portfolio companies at fair value increased by $102.2 million during the three months ended December 31, 2011 after factoring in debt repayments.

For purposes of determining our compliance with the asset coverage ratio test applicable to us as a business development company, we have agreed with the staff, or Staff, of the SEC to treat the outstanding notional amount of the total return swap, or TRS, between GCMF and Citibank, N.A., or Citibank, less the initial amount of any cash collateral required to be posted by us under the TRS, as a senior security for the life of that instrument. Further, for purposes of determining our compliance with the 70% qualifying assets requirement of the 1940 Act, we have agreed to treat the TRS, as a whole, as a non-qualifying asset. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the Staff of the SEC. Due to this treatment, our ability to incur additional debt or issue stock senior to our common stock will be limited because we are required to maintain asset coverage, as that term is defined in the 1940 Act, of at least equal to 200% immediately after each such issuance. See “Risk Factors — We have entered into a total return swap and may enter into other derivative transactions which expose us to certain risks, including risks similar to those associated with the use of leverage,” in the accompanying prospectus. As of December 31, 2011, we were in compliance with our asset coverage test.

We intend to announce final results of operations for the three months ended December 31, 2011 on February 6, 2012 after the close of the financial markets. We will host an earnings conference call on Tuesday, February 7, 2012 to discuss the quarterly financial results.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. McGladrey & Pullen, LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to these preliminary estimates. Accordingly, McGladrey & Pullen, LLP does not express an opinion or any other form of assurance with respect thereto. See “Risk Factors — There are material limitations with making preliminary estimates of our financial results for the three months ended December 31, 2011 prior to the completion of our and our auditors’ financial review procedures for such period.”

Operating and Regulatory Structure

Our investment activities are managed by GC Advisors and supervised by our board of directors, a majority of whom are independent of us, GC Advisors and its affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. Our board of directors determines our leverage policy, including approving in advance the occurrence of material indebtedness and the execution of material contracts, and directs GC Advisors to implement such policies. GC Advisors makes recommendations to our board of directors with respect to such policies. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns,” “Risk Factors — Risks Relating to our Business and Structure — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders,” “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage” and “Risk Factors — Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying

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assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt investments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus.

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner that is fair and equitable over time and consistent with its obligations under the Advisers Act and its allocation procedures. GC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients” in the accompanying prospectus.

GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC

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Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Related Party Transactions and Certain Relationships” in the accompanying prospectus.

Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders” in the accompanying prospectus. In addition, because the base management fee that we pay to GC Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage.

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Our principal executive offices are located at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, and our telephone number is (312) 205-5050. Our corporate website is located at www.golubcapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus supplement.

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THE OFFERING

Common Stock Offered by Us
3,500,000, excluding 525,000 shares issuable pursuant to the overallotment option granted to the underwriters.
Common Stock to be Outstanding after this Offering
25,258,955, excluding shares issuable pursuant to the overallotment option granted to the underwriters.
Use of Proceeds
We intend to use the net proceeds from the sale of our securities to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured, unitranche, mezzanine and second lien loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any offering of our securities. See “Use of Proceeds” in this prospectus supplement for more information.
NASDAQ Global Select Market Symbol
“GBDC”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors” in the accompanying prospectus.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a distribution, cash distributions to our stockholders are automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash but do not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan” in the accompanying prospectus.
Custodian and Transfer Agent
U.S. Bank National Association serves as our custodian, and American Stock Transfer & Trust Company, LLC serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar” in the accompanying prospectus.

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Actual costs and expenses incurred by investors in shares of our common stock may be greater than the percentage estimates in the table below. The following table excludes one-time fees payable to third parties not affiliated with GC Advisors that were incurred in connection with the Debt Securitization but includes all of the applicable ongoing fees and expenses of the Debt Securitization. Whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Golub Capital BDC,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.80	%(1)
Offering expenses (as a percentage of offering price)	1.07	%(2)
Dividend reinvestment plan expenses	0.00	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.87%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	1.56	%(4)
Incentive fees payable under the Investment Advisory Agreement (20%)	0.09	%(5)
Interest payments on borrowed funds	1.77	%(6)
Other expenses	0.99	%(7)
Total annual expenses	4.41	%(8)

(1)	The underwriting discounts and commissions with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $600,000 and is based on the 3,500,000 shares offered in this offering at the last reported closing price of $15.95 per share of our common stock on January 27, 2012.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Our management fee is calculated at an annual rate equal to 1.375% and is based on the average adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets), at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. See “Management Agreements — Management Fee” in the accompanying prospectus. The management fee referenced in the table above is based on actual amounts incurred during the year ended September 30, 2011 by GC Advisors in its capacity as investment adviser to us and collateral manager to the Securitization Issuer. The term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs.

GC Advisors, as collateral manager for the Securitization Issuer under the collateral management agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the adjusted principal balance of the portfolio loans held by the Securitization Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the Securitization Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the Securitization Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the Securitization Issuer. This fee may be waived by the collateral manager. The collateral management agreement does not include any incentive fee payable to GC Advisors.

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For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 1.03% of total assets. The base management fee in the table above is based on net assets of $316.5 million and leverage of $237.7 million as of September 30, 2011.

(5)	The incentive fee referenced in the table above is based on actual amounts incurred during the year ended September 30, 2011. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of our election to become a business development company would be greater than 20.0% of our “Cumulative Pre-Incentive Fee Net Income.”

We accomplish this limitation by subjecting each quarterly incentive fee payable under the “Income and Capital Gain Incentive Fee Calculation” to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since April 13, 2010, the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. Cumulative Pre-Incentive Fee Net Income is equal to the sum of (a) Pre-Incentive Fee Net Investment Income for each period since April 13, 2010, the effective date of our election to be regulated as a business development company, and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010, the effective date of our election to be regulated as a business development company.

The income and capital gain incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For purposes of the computation of the incentive fee, we:

•	treat the interest spread between the interest received on the reference assets underlying the TRS and the interest paid to Citibank on the settled notional value of the TRS as part of the income component of the incentive fee; and
•	treat the realized gains and losses on the sale or maturity of reference assets underlying the TRS and futures contracts as part of the capital gains component of the incentive fee.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets,

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unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gain Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The second part of the Incentive Fee Calculation (the “Capital Gain Incentive Fee”) equals (a) 20.0% of our “Capital Gain Incentive Fee Base,” if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our Capital Gain Incentive Fee Base equals the sum of (1) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010, the effective date of our election to become a business development company, through the end of each calendar year, (2) all realized capital losses on a cumulative basis and (3) all unrealized capital depreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost base of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As described above, the incentive fee will not be paid at any time where after such payment the cumulative incentives fees paid to date would be greater than 20.0% of the Cumulative Pre-Incentive Net Income since April 13, 2010. We will accrue the Capital Gain Incentive Fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. For the year ended September 30, 2011, the Capital Gain Incentive Fee was zero. For a more detailed discussion of the calculation of the incentive fee, see “Management Agreements — Management Fee” in the accompanying prospectus.

(6)	Interest payments on borrowed funds represents our annualized interest expense as of September 30, 2011 and includes interest payable on the notes issued by the Securitization Issuer. For the year ended September 30, 2011, the effective annualized average interest rate, which includes all interest and amortization of debt issuance costs on the Debt Securitization, was 3.2%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Debt Securitization. These fees include a $1.74 million one-time structuring and placement fee paid to Wells Fargo Securities, LLC as

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well as legal fees, accounting fees, rating agency fees, and all other costs associated with the Debt Securitization. We do not currently anticipate issuing debt securities or preferred stock in the next 12 months.

There are no commitment fees or minimum usage fees payable under the TRS. The interest expense payable under the TRS has not been included under the “Interest payments on borrowed funds” line item because the amounts subject to the TRS are not treated as our debt obligations but instead are reflected on our balance sheet as part of the value of the TRS. If the “Interest payments on borrowed funds” line item were calculated with inclusion of the $668,181 of interest expense (representing $167,045 of interest expense paid on the TRS for the quarter ended September 30, 2011, the first full quarter in which the TRS was in effect, annualized for a full year), it would have been 1.95%.

(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by GC Service and any acquired fund fees and expenses that are not required to be disclosed separately. See “Management Agreements — Administration Agreement” in the accompanying prospectus. “Other expenses” are based on actual amounts incurred during the year ended September 30, 2011. “Other expenses” also includes the ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the Debt Securitization. The administrative expenses are paid by the Securitization Issuer on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the Securitization Issuer, subject to a cap equal to the sum of 0.04% per annum on the adjusted principal balance of the portfolio loans and other assets held by the Securitization Issuer on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the Securitization Issuer, equal to any amounts that exceed the aforementioned administrative expense cap.
(8)	All of our expenses, including all expenses of the Debt Securitization, are disclosed in the appropriate line items under “Annual Expenses (as a percentage of net assets attributable to common stock).” “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. These amounts assume (1) a 2.80% sales load (underwriting discounts and commissions), (2) offering expenses totaling 1.07% and (2) total net annual expenses of 4.41% of net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees). Transaction expenses are not included in the following example. For purposes of this table, we have assumed leverage of $237.7 million, which was our actual leverage as of September 30, 2011.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$81	$167	$253	$474

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under our Investment Advisory Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our

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investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for more information.

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RISK FACTORS

There are material limitations with making preliminary estimates of our financial results for the three months ended December 31, 2011 prior to the completion of our and our auditors’ financial review procedures for such period.

The preliminary financial estimates contained in “Prospectus Supplement Summary — Recent Developments” are not a comprehensive statement of our financial results for the three months ended December 31, 2011, and have not been audited by our independent registered public accounting firm. Our consolidated financial statements for the three months ended December 31, 2011 will not be available until after this offering is completed and, consequently, will not be available to you prior to investing in this offering. Our actual financial results for the three months ended December 31, 2011 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended December 31, 2011 are finalized. The preliminary financial data included herein have been prepared by, and are the responsibility of, management. McGladrey & Pullen, LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to such preliminary estimates. Accordingly, McGladrey & Pullen, LLP does not express an opinion or any other form of assurance with respect thereto.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	preliminary estimates of our financial condition and results of operations for the three months ended December 31, 2011;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company;
•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in this prospectus supplement and the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act.

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USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of 3,500,000 shares of our common stock in this offering will be approximately $53.8 million (or approximately $61.9 million if the underwriters fully exercise their overallotment option), in each case based on a public offering price of $15.95 per share, which was the last reported closing price of our common stock on January 27, 2012, after deducting the underwriting discounts and commissions payable by us and estimated offering expenses of approximately $600,000 payable by us. The amount of net proceeds may be more or less than the amount described in this preliminary prospectus supplement depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering, both of which will be determined at pricing.

We intend to use the net proceeds from the sale of our common stock to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured, unitranche, mezzanine and second lien loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any offering of our securities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

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CAPITALIZATION

The following table sets forth:

•	our actual capitalization as of September 30, 2011; and
•	our pro forma capitalization to give effect to (i) the sale of 3,500,000 shares of common stock in this offering based on the public offering price of $15.95 per share, after deducting the underwriting discounts and commissions payable by us and estimated offering expenses of approximately $600,000 payable by us and (ii) the issuance of 25,052 shares under our dividend reinvestment program on December 30, 2011.

	As of September 30, 2011
	Actual	Pro Forma
	(dollars in thousands)
Assets:
Cash and cash equivalents	$69,766	$123,526
Investment at fair value	459,827	459,827
Other assets	30,051	30,051
Total assets	559,644	613,404
Liabilities:
Debt	237,683	237,683
Other liabilities	5,412	5,412
Total liabilities	243,095	243,095
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 21,733,903 shares issued and outstanding 25,258,955 shares issued and outstanding, pro forma	22	26
Paid in capital in excess of par	318,302	372,058
Capital distributions in excess of net investment income	(398)	(398)
Net unrealized (depreciation) appreciation on investments and derivative instruments	(1,519)	(1,519)
Net realized gains (losses) on investments and derivative instruments	142	142
Total stockholders’ equity	316,549	370,309
Net asset value per common share	$14.56	14.66

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SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of Golub Capital BDC as of September 30, 2011, 2010, 2009, 2008 and 2007, and for the fiscal years ended September 30, 2011, 2010, 2009, 2008 and for the fiscal period from July 27, 2007 (inception) through September 30, 2007, is derived from our consolidated financial statements that have been audited by McGladrey & Pullen, LLP, independent auditors. For the periods prior to September 20, 2009, the financial data refers to the financial condition and results of operation of our predecessor, GCMF. This financial data should be read in conjunction with our consolidated financial statements and the notes thereto and with “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows,” each of which is included in the accompanying prospectus.

	Golub Capital BDC(1)			GCMF
								Period from July 27 (inception) through September 30, 2007
	Years Ended			Years Ended
	September 30, 2011	September 30, 2010		September 30, 2009		September 30, 2008
	(in thousands, except per share data)
Statement of Operations Data:
Total investment income	$39,150	$33,150		$33,338		$20,686		$1,868
Base management fee	5,789	3,328		2,849		1,726		134
Incentive fee	348	55		—		—		—
All other expenses	10,197	6,400		5,011		8,916		1,117
Net investment income	22,816	23,367		25,478		10,044		617
Net realized gain/(loss) on investments and derivative instruments	2,037	(40)		(3,972)		(4,503)		—
Net change in unrealized (depreciation)/appreciation on investments and derivative instruments	(3,514)	2,921		(1,489)		(8,957)		(558)
Net increase/(decrease) in net assets resulting from operations	21,339	26,248		20,017		(3,416)		59
Per share data:
Net asset value	$14.56	$14.71		N/A	(2)	N/A	(2)	N/A	(2)
Net investment income	1.16	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Net realized gain on investments and derivative instruments	0.11	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Net change in unrealized (depreciation)/appreciation on investments and derivative instruments	(0.17)	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Net increase in net assets resulting from operations	1.09	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Per share distributions declared	1.27	0.55		N/A	(2)	N/A	(2)	N/A	(2)
Dollar amount of distributions declared	25,069	9,742		N/A	(2)	N/A	(2)	N/A	(2)
Other data:
Weighted average annualized yield on income producing assets at fair value(3)	8.6%	8.4%		8.1%		9.3%		6.4%
Number of portfolio companies at period end	103	94		95		60		56

(1)	Includes the financial information of GCMF for the period prior to our conversion to a Delaware corporation.

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(2)	Per share data are not provided as we did not have shares of common stock outstanding or an equivalent prior to the initial public offering on April 14, 2010.
(3)	Weighted average yield on income producing investments is computed by dividing (a) annualized interest income (other than interest income resulting from amortization of fees and discounts) on accruing loans and debt securities by (b) total income producing investments at fair value.

	Golub Capital BDC		GCMF
	September 30, 2011	September 30, 2010	September 30, 2009	September 30, 2008	Period from July 27 (inception) through September 30, 2007
	(in thousands)
Balance sheet data at period end:
Investments, at fair value	$459,827	$344,869	$376,294	$135,476	$201,147
Cash and cash equivalents	69,766	92,990	30,614	4,252	4,237
Other assets	30,051	4,904	2,214	1,213	2,819
Total assets	559,644	442,763	409,122	140,941	208,203
Total debt	237,683	174,000	315,306	123,083	173,540
Total liabilities	243,095	182,222	316,370	124,088	174,722
Total net assets	316,549	260,541	92,752	16,853	33,481

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UNDERWRITING

We are offering the common stock described in this prospectus supplement and the accompanying prospectus through a number of underwriters. Wells Fargo Securities, LLC and UBS Securities LLC are acting as joint book-running managers. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus supplement, the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of Shares
Wells Fargo Securities, LLC
UBS Securities LLC
Total

The underwriters are committed to purchase all of the shares of common stock offered by us if they purchase any common stock. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or this offering may be terminated.

Overallotment Option

The underwriters have an option to buy up to 525,000 additional shares of common stock from us to cover sales of shares by the underwriters which exceed the number of shares specified in the table above. The underwriters have 30 days from the date of this prospectus supplement to exercise this overallotment option. If any shares are purchased with this overallotment option, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

The underwriters propose to offer the shares of common stock directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at that price less a concession not in excess of $    per share. After the public offering of the shares, the offering price and other selling terms may be changed by the underwriters. Sales of shares made outside of the United States may be made by affiliates of the underwriters. The representatives have advised us that the underwriters do not intend to confirm discretionary sales in excess of % of the shares of common stock offered in this offering.

Golub Capital Employee Grant Program Rabbi Trust, a trust organized for the purpose of awarding equity incentive compensation to employees of Golub Capital, has indicated its intent to purchase an aggregate of $3.2 million of shares in this offering at the public offering price per share. In addition, Mr. William M. Webster IV, one of our directors, has indicated his intent to purchase 15,000 shares in this offering at the public offering price per share, and Mr. John T. Baily, one of our directors, has indicated his intent to purchase $75,000 of shares in this offering at the public offering price per share. No underwriting discounts or commissions will be paid in respect of these shares.

Commissions and Discounts

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $      per share. The following table shows the per share of common stock and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

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	Per Share				Total
	Without Over-Allotment		With Over-Allotment		Without Over-Allotment		With Over-Allotment
Public offering price	$	$	$	$	$	$	$	$
Sales load (underwriting discounts and commissions)	$	$	$	$	$	$	$	$
Proceeds before expenses	$	$	$	$	$	$	$	$

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $600,000, or approximately $     per share excluding the overallotment option and approximately $     per share including the overallotment option. All of these offering expenses will be borne indirectly by investors in this offering and, therefore, immediately reduce the net asset value of each investor’s shares.

Lock-Up Agreements

During the period from the date of this prospectus supplement continuing through the date 90 days after the date of this prospectus, we, GC Advisors, GC Service, our officers and directors, Golub Capital Employee Grant Program Rabbi Trust and Golub Capital and certain of its affiliates have agreed with the representatives of the underwriters, subject to certain exceptions, not to:

(1)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or
(2)	enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

Moreover, if (1) during the last 17 days of such 90-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (2) prior to the expiration of such 90-day restricted period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of such 90-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless the representatives of the underwriters waive, in writing, such extension.

Price Stabilizations and Short Positions

In connection with this offering, Wells Fargo Securities, LLC and UBS Securities LLC may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve sales by the underwriters of common stock in excess of the number of securities required to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of securities made in an amount up to the number of securities represented by the underwriters’ overallotment option. Transactions to close out the covered syndicate short involve either purchases of such securities in the open market after the distribution has been completed or the exercise of the overallotment option. In determining the source of securities to close out the covered syndicate short position, the underwriters may consider the price of securities available for purchase in the open market as compared to the price at which they may purchase securities through the overallotment option. The underwriters may also make “naked” short sales, or sales in excess of the overallotment option. The underwriters must close out any naked short position by purchasing securities in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the securities in the open market after pricing that could adversely

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affect investors who purchase in this offering. Stabilizing transactions consist of bids for or purchases of securities in the open market while this offering is in progress for the purpose of fixing or maintaining the price of the securities.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from an underwriter or syndicate member when the underwriters repurchase securities originally sold by that underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of raising or maintaining the market price of the securities or preventing or retarding a decline in the market price of the securities. As a result, the price of the securities may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on The NASDAQ Global Select Market or otherwise. Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our securities. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions. If the underwriters commence any of these transactions, they may discontinue them at any time.

In connection with this offering, the underwriters may engage in passive market making transactions in our securities on The NASDAQ Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of securities and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of our common stock, or the possession, circulation or distribution of this prospectus supplement or accompanying prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, our common stock may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with our common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell our common stock offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares of our common stock in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or WFSIL. WFSIL is a wholly owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WFSIL is a U.K. incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

Notice to Prospective Investors in the European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares of our common stock to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares of our common stock which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

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(a)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43 million and (3) an annual net turnover of more than €50 million, as shown in its last annual or consolidated accounts,
(c)	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or
(d)	in any other circumstances which do not require the publication by the issuer of a prospectus supplement and accompanying prospectus pursuant to Article 3 of the Prospectus Directive;

provided that no such offer of our common stock shall result in a requirement for the publication by us or any underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each underwriter has represented and agreed that:

•	it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000, or the FSMA) received by it in connection with the issue or sale of the shares of our common stock in circumstances in which Section 21(1) of the FSMA does not apply to us; and
•	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to our common stock in, from or otherwise involving the United Kingdom.

United Kingdom

In addition, each underwriter: (a) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of shares of our common stock in circumstances in which Section 21(1) of the FSMA does not apply to us, and (b) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to our common stock in, from or otherwise involving the United Kingdom.

Without limitation to the other restrictions referred to in this prospectus, this prospectus is directed only at (1) persons outside the United Kingdom; (2) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005; or (3) high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005. Without limitation to the other restrictions referred to herein, any investment or investment activity to which this prospectus relates is available only to, and will be engaged in only with, such persons, and persons within the United Kingdom who receive this communication (other than persons who fall within (2) or (3) above) should not rely or act upon this communication.

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France

The prospectus (including any amendment, supplement or replacement thereto) has not been prepared in connection with the offering of our securities that has been approved by the Autorité des marchés financiers or by the competent authority of another State that is a contracting party to the Agreement on the European Economic Area and notified to the Autorité des marchés financiers; no security has been offered or sold and will be offered or sold, directly or indirectly, to the public in France within the meaning of Article L. 411-1 of the French Code Monétaire et Financier except to permitted investors, or Permitted Investors, consisting of persons licensed to provide the investment service of portfolio management for the account of third parties, qualified investors (investisseurs qualifiés) acting for their own account and/or corporate investors meeting one of the four criteria provided in article D. 341-1 of the French Code Monétaire et Financier and belonging to a limited circle of investors (cercle restreint d’investisseurs) acting for their own account, with “qualified investors” and “limited circle of investors” having the meaning ascribed to them in Article L. 411-2, D. 411-1, D. 411-2, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the French Code Monétaire et Financier; none of this prospectus or any other materials related to the offer or information contained in this prospectus relating to our common stock has been released, issued or distributed to the public in France except to permitted investors; and the direct or indirect resale to the public in France of any securities acquired by any permitted investors may be made only as provided by articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Code Monétaire et Financier and applicable regulations thereunder.

Hong Kong

Shares of our common stock may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of shares of our common stock may not be circulated or distributed, nor may shares of our common stock be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore, or the SFA, (ii) to a relevant person, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where shares of our common stock are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares of our common stock under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

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Japan

Our common stock has not been and will not be registered under the Securities and Exchange Law of Japan, or the Securities and Exchange Law, and each underwriter has agreed that it will not offer or sell any shares of our common stock, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Notice to Prospective Investors in Switzerland

This document as well as any other material relating to the shares of our common stock which are the subject of the offering contemplated by this prospectus do not constitute an issue prospectus pursuant to Article 652a of the Swiss Code of Obligations. Our common stock will not be listed on the SWX Swiss Exchange and, therefore, the documents relating to our common stock, including, but not limited to, this document, do not claim to comply with the disclosure standards of the listing rules of SWX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SWX Swiss Exchange.

Our common stock is being offered in Switzerland by way of a private placement, i.e. to a small number of selected investors only, without any public offer and only to investors who do not purchase shares of our common stock with the intention to distribute them to the public. The investors will be individually approached by us from time to time.

This document as well as any other material relating to our common stock is personal and confidential and does not constitute an offer to any other person. This document may only be used by those investors to whom it has been handed out in connection with the offering described herein and may neither directly nor indirectly be distributed or made available to other persons without our express consent. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in (or from) Switzerland.

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares of our common stock which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares of our common stock offered should conduct their own due diligence on our common stock. If you do not understand the contents of this document you should consult an authorized financial adviser.

Electronic Delivery

The underwriters may make this prospectus supplement and accompanying prospectus available in an electronic format. The prospectus supplement and accompanying prospectus in electronic format may be made available on a website maintained by any of the underwriters, and the underwriters may distribute such documents electronically. The underwriters may agree with us to allocate a limited number of securities for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

We estimate that our share of the total expenses of this offering, excluding underwriting discounts, will be approximately $600,000.

We and GC Advisors have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

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Additional Relationships

Certain of the underwriters and their respective affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation. Wells Fargo Securities, LLC and UBS Securities LLC acted as underwriters in our initial public offering, which was completed in April 2010 and our subsequent public offering, which was completed in April 2011, and received customary underwriting discounts and commissions. In addition, Wells Fargo Securities, LLC also served as initial purchaser for the Class A Notes and the Class B Notes sold in the Debt Securitization for which it received a one-time structuring and placement fee of $1.74 million with respect to the Class A Notes and a one-time structuring fee of $50,000 with respect to the Class B Notes. Additionally, on July 21, 2011, Golub Capital BDC Funding LLC, our wholly owned subsidiary, entered into a $75 million senior, secured revolving credit facility with Wells Fargo Securities, LLC, as administrative agent and Wells Fargo Bank, N.A., as lender, collateral agent, account bank and collateral custodian. In this offering, Golub Capital Employee Grant Program Rabbi Trust, a trust organized for the purpose of awarding equity incentive compensation to employees of Golub Capital, has indicated its intent to purchase an aggregate of $3.2 million of shares at the public offering price per share. No underwriting discounts or commissions will be paid in respect of these shares. An affiliate of Wells Fargo Securities, LLC serves as trustee of Golub Capital Employee Grant Program Rabbi Trust and receives customary fees in connection with its role as trustee. In addition, the underwriters or their affiliates may execute transactions with or on behalf of Golub Capital. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to Golub Capital.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Golub Capital or any of the portfolio companies.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to Golub Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Golub Capital to our stockholders.

The principal business addresses of the underwriters are: Wells Fargo Securities, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152; and UBS Securities LLC, 299 Park Avenue, New York, New York 10171.

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LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP has from time to time represented GC Advisors and the underwriters on unrelated matters. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters Clifford Chance US LLP, New York, New York.

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$500,000,000

GOLUB CAPITAL BDC, INC.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to provide our stockholders with current income and capital appreciation through debt and minority equity investments in middle-market companies.

GC Advisors LLC serves as our investment adviser. GC Service Company, LLC serves as our administrator. GC Advisors LLC and GC Service Company, LLC are affiliated with Golub Capital, a leading lender to middle-market companies that had over $5.0 billion of capital under management as of September 30, 2011.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” for more information.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GBDC”. The last reported closing price for our common stock on January 26, 2012 was $15.71 per share. The net asset value of our common stock on September 30, 2011 (the last date prior to the date of this prospectus on which we determined net asset value) was $14.56 per share.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 14 of this prospectus.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information and make shareholder inquiries by contacting us at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: Investor Relations, or by calling us collect at (312) 205-5050. The SEC also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is January 30, 2012.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision. Any exhibits will nonetheless be summarized in the prospectus or applicable prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Golub Capital BDC” refer to Golub Capital BDC, Inc., a Delaware corporation, and its consolidated subsidiaries, including the Securitization Issuer and Holdings, and, for the periods prior to consummation of the BDC Conversion (as defined below), Golub Capital BDC LLC, a Delaware limited liability company, and its consolidated subsidiaries;
•	“Holdings” refers to Golub Capital BDC 2010-1 Holdings LLC, our direct subsidiary, and “Securitization Issuer” refers to Golub Capital BDC 2010-1 LLC, our indirect subsidiary;
•	“Controlling Class” refers to the most senior class of notes of the Securitization Issuer then outstanding;
•	“Debt Securitization” refers to the $300 million term debt securitization that we completed on July 16, 2010;
•	“GC Advisors” refers to GC Advisors LLC, our investment adviser;
•	“GC Service” refers to GC Service Company, LLC, an affiliate of GC Advisors and our administrator; and
•	“Golub Capital” refers, collectively, to the activities and operations of Golub Capital Incorporated and Golub Capital LLC (formerly Golub Capital Management LLC), which entities employ all of Golub Capital’s investment professionals, as well as GC Advisors, GC Service, associated investment funds and their respective affiliates.

On April 13, 2010, we converted from a limited liability company into a corporation. In this conversion, Golub Capital BDC, Inc. succeeded to the business of Golub Capital BDC LLC and its consolidated subsidiary, and the members of Golub Capital BDC LLC became stockholders of Golub Capital BDC, Inc. In this prospectus, we refer to such transactions as the “BDC Conversion.” Prior to the BDC Conversion, Golub Capital BDC LLC held all of the outstanding limited liability company interests in our predecessor, Golub Capital Master Funding LLC, or GCMF.

Golub Capital BDC

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We were formed in November 2009 to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007, to make investments in senior secured, unitranche (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), mezzanine (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment), second lien loans and equity securities of middle-market companies that are, in most cases, sponsored by private equity firms. In this prospectus, the term “middle-market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $50 million annually.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $5.0 billion of capital under management as of September 30, 2011, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

As of September 30, 2011, our portfolio at fair value was comprised of 44.3% senior secured loans, 38.7% unitranche loans, 4.8% second lien loans, 10.2% mezzanine loans and 2.0% equity. Over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets.

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and second lien loans and warrants and minority equity securities by primarily investing approximately $5 million to $25 million of capital, on average, in the securities of U.S. middle-market companies. We may also selectively invest more than $25 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

In the current environment, we continue to focus on unitranche investments given the greater principal protection from the first lien nature of these loans. However, we have recently seen some compelling risk/reward opportunities in mezzanine debt.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our amended and restated investment advisory agreement with GC Advisors, or the Investment Advisory Agreement, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the definition under U.S. Generally Accepted Accounting Principles, or GAAP, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and has entered into a staffing agreement, or the Staffing Agreement, with two Golub Capital affiliates, Golub Capital Incorporated and Golub Capital Management LLC. Under the Staffing Agreement, these companies make experienced investment professionals available to GC Advisors and provide access to the senior investment personnel of Golub Capital and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Related Party Transactions and Certain

Relationships.” However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals.

An affiliate of GC Advisors, GC Service, provides the administrative services necessary for us to operate. See “Management Agreements — Administration Agreement” for a discussion of the fees and expenses we are required to reimburse to GC Service.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in unitranche and junior capital financings, which is our long-term investment focus. Golub Capital invested more than $2.6 billion in unitranche and mezzanine transactions across a variety of market environments and industries between 2001 and September 30, 2011. From 2005 through 2010, Golub Capital invested in more than 250 middle-market companies and, as of September 30, 2011, it held debt investments in more than 160 middle-market companies.

Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Gregory W. Cashman and Andrew H. Steuerman. As of September 30, 2011, Golub Capital’s 52 investment professionals had an average of over 11 years of investment experience and were supported by 75 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We intend to pursue an investment strategy focused on investing in senior secured, unitranche, mezzanine and second lien loans of, and warrants and minority equity securities in, U.S. middle-market companies.

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.   We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources.

Pricing and Deal Structures.   We believe that as a result of current macroeconomic issues such as the downgrade of U.S. debt, a weakened U.S. economy and the European sovereign debt crisis, there has been reduced access to, and availability of, debt capital to middle-market companies, which has resulted in a widening of interest spreads, more conservative deal structures and stronger covenants. We believe these market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which has access through the Staffing Agreement to the resources and expertise of Golub Capital’s 127 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of September 30, 2011, the 52 investment professionals of Golub Capital had an average of over 11 years of investment experience and were supported by 75 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns. In 2009, Buyouts Magazine named Golub Capital “Middle-Market Lender of the Year” for the second consecutive year and M&A Advisor named Golub Capital the “Mezzanine Financing Agent of the Year” in 2009. These awards do not constitute an endorsement by any such publication or organization of the securities being offered by this prospectus.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (total debt financing of under $100 million) for 2009, based both on deal volume and number of deals. Since its inception, Golub Capital has closed deals with over 170 middle-market sponsors and repeat transactions with over 80 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled us to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Organizational Structure

The following shows a simplified organizational chart reflecting our relationship with our investment adviser and administrator and our direct and indirect ownership interests in certain of our subsidiaries, including the membership interests of the Securitization Issuer, as of the date of this prospectus:

Recent Developments

Revolving Credit Facility.   On July 21, 2011, Golub Capital BDC Funding LLC, our wholly owned subsidiary, or Funding, entered into a $75 million senior, secured revolving credit facility, or the Credit Facility, with Wells Fargo Securities, LLC, as administrative agent and Wells Fargo Bank, N.A., as lender.

Under the Credit Facility, which matures on October 21, 2015, the lender has agreed to extend credit to Funding in an aggregate principal amount of $75 million. The Credit Facility is secured by all of the assets held by Funding. Funding’s ability to draw under the Credit Facility is scheduled to terminate on October 20, 2012. The period from the closing date until October 20, 2012 is referred to as the reinvestment period. All amounts outstanding under the Credit Facility are required to be repaid by October 21, 2015. Through the reinvestment period, the Credit Facility bears interest at an annual interest rate equal to LIBOR plus 2.25%. After the reinvestment period, the annual interest rate will reset to LIBOR plus 2.75% for the remaining term of the Credit Facility. See “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Liquidity and Capital Resources — Revolving Credit Facility.”

Exemptive Application to Own an Asset Manager.   We applied for exemptive relief from the SEC on May 19, 2011 and filed an amended application on November 4, 2011 to permit us to continue to hold up to 100% of the outstanding voting interest of a portfolio company at such time as such portfolio company is required to register as an investment adviser under the Advisers Act. We have not yet formed such a subsidiary. In addition, there is no assurance that such relief will be granted or, if granted, the relief would be acceptable to us if the terms under which the SEC grants relief differ from those we proposed.

Follow-On Equity Offering.   On April 6, 2011, we completed a public offering in which we sold an aggregate of 3,500,000 shares of our common stock at a price per share of $15.75, resulting in proceeds, net of offering costs but before expenses, to us of approximately $52.6 million. On May 2, 2011, we issued an additional 453,257 shares of our common stock at the public offering price to cover over-allotments resulting in additional proceeds, net of offering costs but before expenses, of approximately $6.8 million.

SBIC License.  On August 24, 2010, our wholly owned subsidiary, GC SBIC IV, L.P., received approval for a license from the U.S. Small Business Administration, or the SBA, to operate as a Small Business Investment Company, or an SBIC. As a wholly owned subsidiary, GC SBIC IV, L.P. may rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, this subsidiary will not elect to be regulated as a business development company under the 1940 Act. GC SBIC IV, L.P. has an investment objective substantially similar to ours and makes similar types of investments in accordance with SBIC regulations.

Prior to GC SBIC IV, L.P. obtaining approval from the SBA, Golub Capital managed two SBICs licensed by the SBA for more than 14 years. The SBIC license allows GC SBIC IV, L.P. to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. GC SBIC IV, L.P. will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

As of September 30, 2011, we had committed and funded $50.0 million of equity capital to GC SBIC IV, L.P. and had SBA debentures of $61.3 million outstanding, which mature between March 2021 and March 2022. For the year ended September 30, 2011, the effective annualized average interest rate, which includes amortization of fees paid on the debentures, was 3.0%. The interest rate on $20.0 million of outstanding debentures was fixed on March 29, 2011 at an interest rate of 4.5%. The interest rate on $35.3 million was fixed on September 21, 2011 at an interest rate of 3.3%. Prior to this date, we were charged an interim financing rate of approximately 1.0%. We were also charged an interim financing rate of approximately 1.3% on the remaining $6.0 million of outstanding debentures.

As of September 30, 2011, we had available commitments of $38.7 million from the SBA.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225 million. It is possible that GC SBIC IV, L.P. will be constrained in its ability to issue SBA-guaranteed debentures in the future if other Golub Capital SBICs have already issued such debentures. As of September 30, 2011, the two other SBIC licensees operated by Golub Capital had an aggregate of $123.8 million of SBA-guaranteed debentures outstanding, leaving aggregate borrowing capacity of a maximum of $39.9 million of SBA-guaranteed debentures for GC SBIC IV, L.P. and the two other SBIC licensees, none of which is required to be allocated to us. The borrowing capacity of GC SBIC IV, L.P. could be expanded if any other Golub Capital SBICs retire their SBA-guaranteed debentures, and the other two SBIC licensees are limited to only making add-on investments in existing portfolio companies, making the majority of the incremental borrowing capacity available to GC SBIC IV, L.P. As of September 30, 2010, GC SBIC IV, L.P. did not have any outstanding SBA-guaranteed debentures. Unless specifically approved by the SBA, the other two licensees were prohibited by the SBA from making new investments when GC SBIC IV, L.P. received its license on August 24, 2010.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement under the 1940 Act to exclude SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility, but also increases our risks related to leverage.

Debt Securitization.  On July 16, 2010, we completed a $300 million term Debt Securitization in which the Securitization Issuer issued $300 million of notes and, in connection with such issuance, received $300 million of consideration, consisting of $62.1 million of cash as well as senior secured and second lien loans (or participations therein) with an aggregate outstanding loan balance of $237.9 million, which served as the initial collateral for the notes issued by the Securitization Issuer. We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical debt securitization, the originator transfers the loans or income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The formation of a special purpose entity and subsequent issuance of debt is referred to in this prospectus as a structured finance transaction. The special purpose entity completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity may issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. In the Debt Securitization, an institutional investor purchased the notes issued by the Securitization Issuer in a private placement.

The notes offered in the Debt Securitization were issued by the Securitization Issuer, and the Class A Notes and Class B Notes are secured by the assets held by the Securitization Issuer. The Debt Securitization was executed through a private placement of $174 million of Aaa/AAA Class A Notes, or the Class A Notes, which bear interest at the three-month London Interbank Offered Rate, or LIBOR, plus 2.40%. The $10 million face amount of Class B Notes, or Class B Notes, bear interest at a rate of three-month LIBOR plus 2.40%, and the $116 million face amount of Subordinated Notes, or Subordinated Notes, do not bear interest. All of the notes are scheduled to mature on July 20, 2021. In partial consideration for the loans transferred to the Securitization Issuer as part of the Debt Securitization, Holdings retained all of the Class B Notes and Subordinated Notes issued by the Securitization Issuer, which together totaled $126 million, and it retained all of the membership interests in the Securitization Issuer, which Holdings initially purchased for $250. All of the notes are scheduled to mature on July 20, 2021. We use the term retained in this prospectus to describe the acquisition by Holdings of the Class B Notes, the Subordinated Notes and the membership interests issued by the Securitization Issuer. Specifically, Holdings acquired the membership interests in the Securitization Issuer in connection with the initial capitalization of the Securitization Issuer. Holdings then acquired the Class B Notes and the Subordinated Notes from the Securitization Issuer as part of the Debt Securitization in partial consideration for the portfolio loans transferred from Holdings to the Securitization Issuer in the combination sale and contribution transaction described below. These transactions were all completed in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended, or the Securities Act.

There are risks associated with the Debt Securitization, including:

•	We hold the Subordinated Notes, the most junior class of notes issued by the Securitization Issuer, which are subordinated in priority of payment to every other class of notes issued by the Securitization Issuer and are subject to certain payment restrictions set forth in the indenture governing the notes;
•	As the holder of the membership interests in the Securitization Issuer, we are the residual claimant on distributions, if any, made by the Securitization Issuer after holders of all other classes of notes issued by the Securitization Issuer have been paid in full on each payment date or upon maturity of such notes; and
•	If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture, the most senior class of notes then outstanding will be paid in full before any further payment or distribution on the notes, including the Subordinated Notes and residual interests we hold.

For a more detailed discussion of the Debt Securitization, see “Risk Factors — Risks Relating to Our Business and Structure — We are subject to risks associated with the Debt Securitization” and “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Liquidity and Capital Resources — Debt Securitization.”

Operating and Regulatory Structure

Our investment activities are managed by GC Advisors and supervised by our board of directors, a majority of whom are independent of us, GC Advisors and its affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. GC Advisors makes recommendations to our board of directors with respect to leverage policies. Our board of directors determines our leverage policy, including approving in advance the incurrence of material indebtedness and the execution of material contracts, and directs GC Advisors to implement such policies. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders,” “— Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage” and “— Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt investments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts.

GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Related Party Transactions and Certain Relationships.”

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risk Factors — Risks Relating to our Business and Structure — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.” Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — Our incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders.” In addition, because the base management fee that we pay to GC Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage.

Our principal executive offices are located at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, and our telephone number is (312) 205-5050. Our corporate website is located at www.golubcapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table excludes one-time fees payable to third parties not affiliated with GC Advisors that were incurred in connection with the Debt Securitization but includes all of the applicable ongoing fees and expenses of the Debt Securitization. Whenever this prospectus contains a reference to fees or expenses paid by “us” or “Golub Capital BDC,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	1.83	%(4)
Incentive fees payable under the Investment Advisory Agreement (20%)	0.11	%(5)
Interest payments on borrowed funds	2.07	%(6)
Other expenses	1.15	%(7)
Total annual expenses	5.16	%(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our management fee is calculated at an annual rate equal to 1.375% and is based on the average adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. See “Management Agreements — Management Fee.” The management fee referenced in the table above is based on actual amounts incurred during the year ended September 30, 2011 by GC Advisors in its capacity as investment adviser to us and collateral manager to the Securitization Issuer.

GC Advisors, as collateral manager for the Securitization Issuer under the collateral management agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the adjusted principal balance of the portfolio loans held by the Securitization Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the Securitization Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the Securitization Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the Securitization Issuer. This fee may be waived by the collateral manager. The collateral management agreement does not include any incentive fee payable to GC Advisors.

For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 1.38% of total assets. The base management fee in the table above is based on net assets of $316.5 million and leverage of $237.7 million as of September 30, 2011.

(5)	The incentive fee referenced in the table above is based on actual amounts incurred during the year ended September 30, 2011. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of our election to become a business development company would be greater than 20.0% of our “Cumulative Pre-Incentive Fee Net Income.”

We accomplish this limitation by subjecting each quarterly incentive fee payable under the “Income and Capital Gain Incentive Fee Calculation” to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since April 13, 2010, the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. Cumulative Pre-Incentive Fee Net Income is equal to the sum of (a) Pre-Incentive Fee Net Investment Income for each period since April 13, 2010, the effective date of our election to be regulated as a business development company, and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010, the effective date of our election to be regulated as a business development company.

The income and capital gain incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For purposes of the computation of the incentive fee, we:

•	treat the interest spread between the interest received on the reference assets underlying the total return swap, or the TRS, between GCMF and Citibank, N.A., or Citibank, and the interest paid to Citibank on the settled notional value of the TRS as part of the income component of the incentive fee; and
•	treat the realized gains and losses on the sale or maturity of reference assets underlying the TRS and futures contracts as part of the capital gains component of the incentive fee.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gain Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The second part of the Incentive Fee Calculation (the “Capital Gain Incentive Fee”) equals (a) 20.0% of our “Capital Gain Incentive Fee Base,” if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our Capital Gain Incentive Fee Base equals the sum of (1) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010, the effective date of our election to become a business development company, through the end of each calendar year, (2) all realized capital losses on a cumulative basis and (3) all unrealized capital depreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost base of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As described above, the incentive fee will not be paid at any time where after such payment the cumulative incentives fees paid to date would be greater than 20.0% of the Cumulative Pre-Incentive Net Income since April 13, 2010. We will accrue the Capital Gain Incentive Fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. For the year ended September 30, 2011, the Capital Gain Incentive Fee was zero. For a more detailed discussion of the calculation of the incentive fee, see “Management Agreements — Management Fee.”

(6)	Interest payments on borrowed funds represents our annualized interest expense as of September 30, 2011 and includes interest payable on the notes issued by the Securitization Issuer. For the year ended September 30, 2011, the effective annualized average interest rate, which includes all interest and amortization of debt issuance costs on the Debt Securitization, was 3.2%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Debt Securitization. These fees include a $1.74 million one-time structuring and placement fee paid to Wells Fargo Securities, LLC as well as legal fees, accounting fees, rating agency fees, and all other costs associated with the Debt Securitization. We do not currently anticipate issuing debt securities or preferred stock in the next 12 months.

There are no commitment fees or minimum usage fees payable under the TRS. The interest expense payable under the TRS has not been included under the “Interest payments on borrowed funds” line item because the amounts subject to the TRS are not treated as our debt obligations but instead are reflected on our balance sheet as part of the value of the TRS. If the “Interest payments on borrowed funds” line item were calculated with inclusion of the $668,181 of interest expense (representing $167,045 of interest expense paid on the TRS for the quarter ended September 30, 2011, the first full quarter in which the TRS was in effect, annualized for a full year), it would have been 2.28%.

(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by GC Service and any acquired fund fees and expenses that are not required to be disclosed separately. See “Management Agreements — Administration Agreement.” “Other expenses” are based on actual amounts incurred during the year ended September 30, 2011. “Other expenses” also includes the ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the Debt Securitization. The administrative expenses are paid by the Securitization Issuer on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the Securitization Issuer, subject to a cap equal to the sum of 0.04% per annum on the adjusted principal balance of the portfolio loans and other assets held by the Securitization Issuer on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the Securitization Issuer, equal to any amounts that exceed the aforementioned administrative expense cap.
(8)	All of our expenses, including all expenses of the Debt Securitization, are disclosed in the appropriate line items under “Annual Expenses (as a percentage of net assets attributable to common stock).” “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$52	$155	$257	$512

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under our Investment Advisory Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for more information.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the applicable prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Relating to Our Business and Structure

We have a limited operating history as a business development company.

Our predecessor, GCMF, was formed in June 2007 and commenced operations in July 2007. Prior to the completion of our initial public offering in April 2010, we did not operate as a business development company. As a result of our limited operating history, we are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. In addition, we have elected to be treated as a RIC under the Code.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other accounts sponsored or managed by GC Advisors and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor GC Advisors has significant experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon key personnel of GC Advisors for our future success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior professionals of GC Advisors to achieve our investment objective. We expect that GC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that the senior professionals of GC Advisors will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Golub Capital and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of GC Advisors have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

GC Advisors is an affiliate of Golub Capital and depends upon access to the investment professionals and other resources of Golub Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors also depends upon Golub Capital to obtain access to deal flow generated by the professionals of Golub Capital and its affiliates. Under the Staffing Agreement, Golub Capital provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital makes available to GC Advisors experienced investment professionals and provides access to the senior investment personnel of Golub Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that Golub Capital will fulfill its obligations under the agreement. If Golub Capital fails to perform, we cannot assure you that GC Advisors will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Golub Capital and its affiliates or their information and deal flow.

GC Advisors’ investment committee provides oversight over our investment activities. GC Advisors’ investment committee consists of two members of our board of directors and two employees of Golub Capital. The loss of any member of GC Advisors’ investment committee or of other senior professionals of GC Advisors and its affiliates would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon strong referral relationships with sponsors. Any inability of GC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon GC Advisors to maintain Golub Capital’s relationships with sponsors, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If GC Advisors fails to maintain such relationships, or to develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of GC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

We may not replicate the historical results achieved by our predecessor, GCMF, or other entities managed or sponsored by members of GC Advisors’ investment committee, or by GC Advisors or its affiliates.

Our investments may differ from those of our predecessor, GCMF, and existing accounts that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. Investors in our securities are not acquiring an interest in any accounts that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. We may consider co-investing in portfolio investments with other accounts sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or its affiliates. Any such investments will be subject to regulatory limitations and approvals by directors who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that we will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow. This will depend, in turn, on GC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon GC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. GC Advisors will have substantial responsibilities under the Investment Advisory Agreement, as well as responsibilities in connection with the management of other accounts sponsored or managed by GC Advisors, members of GC Advisors’ investment committee or Golub Capital and its affiliates. The personnel of GC Advisors and its affiliates, including GC Service, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee, there may be times when GC Advisors or such persons have interests that differ from those of our securityholders, giving rise to a conflict of interest.

Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.

The members of GC Advisors’ investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of accounts sponsored or managed by GC Advisors or its affiliates. Similarly, GC Advisors or its affiliates currently manage and may have other clients with similar or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Lawrence E. Golub and David B. Golub have management responsibilities for other accounts sponsored or managed by GC Advisors or its affiliates. Our investment objective may overlap with the investment objectives of such affiliated accounts. For example, GC Advisors currently manages several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments, and we may compete with these and other accounts sponsored or managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other accounts advised by or affiliated with GC Advisors. GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

GC Advisors’ investment committee, GC Advisors or its affiliates may, from time to time, possess material nonpublic information, limiting our investment discretion.

Principals of GC Advisors and its affiliates and members of GC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to GC Advisors. These fees are based on our average adjusted gross assets, which include assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our average adjusted gross assets, GC Advisors benefits when we incur debt or use leverage. Although GC Advisors makes recommendations to our board of directors with respect to leverage policies, our board of directors determines our leverage policy, including approving in advance the incurrence of material indebtedness and the execution of material contracts. Additionally, under the incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, GC Advisors or its affiliates may from time to time have interests that differ from those of our securityholders, giving rise to a conflict.

The part of the incentive fee payable to GC Advisors that relates to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for GC Advisors to the extent that it may encourage GC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. GC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because GC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Our incentive fee may induce GC Advisors to make certain investments, including speculative investments.

The incentive fee payable by us to GC Advisors may create an incentive for GC Advisors to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GC Advisors is determined may encourage GC Advisors to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our stockholders.

The incentive fee payable by us to GC Advisors also may create an incentive for GC Advisors to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash, such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities.

Additionally, the incentive fee payable by us to GC Advisors may create an incentive for GC Advisors to cause us to realize capital gains or losses that may not be in the best interests of us or our stockholders. Under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

The majority of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “— Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from GC Advisors may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Lawrence E. Golub and David B. Golub have an indirect pecuniary interest in GC Advisors. The participation of GC Advisors’ investment professionals in our valuation process, and the indirect pecuniary interest in GC Advisors by Lawrence E. Golub and David B. Golub, could result in a conflict of interest as GC Advisors’ management fee is based, in part, on our average adjusted gross assets (including leverage but excluding cash) and our incentive fees will be based, in part, on unrealized gains and losses.

Conflicts related to other arrangements with GC Advisors or its affiliates.

We have entered into a license agreement with Golub Capital Management LLC under which Golub Capital Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Golub Capital”. See “Management Agreements — License Agreement.” In addition, we rent office space from GC Service, an affiliate of GC Advisors, and pay to GC Service our allocable portion of overhead and other expenses incurred by GC Service in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This creates conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with GC Advisors and the Administration Agreement with GC Service were not negotiated on an arm’s-length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to GC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with GC Advisors, GC Service and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider GC Advisors and its affiliates to be our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to, among others, any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We may, however, invest alongside GC Advisors’ and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff, or Staff, interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC Staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that GC Advisors, acting on our behalf and on behalf of its other clients, negotiates no term other than price. We may also invest alongside GC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and GC Advisors’ allocation policy. Under this allocation policy, GC Advisors determines separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisors’ pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations in which co-investment with other accounts sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities may make investments in the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other GC Advisors clients, GC Advisors will need to decide whether we or such other entity or entities will proceed with such investments. GC Advisors will make these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an account sponsored or managed by GC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, without the prior approval of the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We and GC Advisors have submitted an application for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investments by us and other accounts sponsored or managed by GC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief seeks an exemptive order permitting us to invest with accounts sponsored or managed by GC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted under the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our qualification as a RIC. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with accounts managed or sponsored by GC Advisors or its affiliates. Although GC Advisors allocates opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our securityholders. Moreover, the performance of investments will not be known at the time of allocation. See “Risk Factors — Risks Relating to Our Business and Structure —  There are significant potential conflicts of interest that could affect our investment returns,” “— Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients” and “Related Party Transactions and Certain Relationships.”

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. We are subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our securityholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets (other than the SBA debentures of GC SBIC IV, L.P.) less all liabilities and indebtedness not represented by senior securities (other than the SBA debentures of GC SBIC IV, L.P.), after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this ratio. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. As of September 30, 2011, we had $237.7 million of outstanding borrowings, including $174.0 million outstanding under the Debt Securitization, $61.3 million of SBA debentures and $2.4 million under the Credit Facility.

In the absence of an event of default, no person or entity from which we borrow money will have a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies. If we issue preferred stock, which is another form of leverage, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We do not, however, anticipate issuing preferred stock in the next 12 months.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We are subject to risks associated with the Debt Securitization.

As a result of the Debt Securitization, we are subject to a variety of risks, including those set forth below.

We are subject to certain risks as a result of our indirect interests in the junior notes and membership interests of the Securitization Issuer.

Under the terms of the master loan sale agreement governing the Debt Securitization, (1) we sold and/or contributed to Holdings all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement and (2) Holdings, in turn, sold and/or contributed to the Securitization Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement. Following these transfers, the Securitization Issuer, and not Holdings or us, held all of the ownership interest in such portfolio loans and participations. As a result of the Debt Securitization, we hold indirectly through Holdings a combination of junior notes comprised of Class B Notes and Subordinated Notes as well as membership interests, which comprise 100% of the equity interests, in the Securitization Issuer. As a result, we consolidate the financial statements of Holdings and the Securitization Issuer, as well as our other subsidiaries, in our consolidated financial statements. Because each of Holdings and the Securitization Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us to Holdings, and by Holdings to the Securitization Issuer, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. The securities issued by the Securitization Issuer, or by any securitization vehicle we sponsor in the future, could be acquired by another business development company or securitization vehicle subject to the satisfaction of certain conditions. We may also, from time to time, hold asset-backed securities, or the economic equivalent thereof, issued by a securitization vehicle sponsored by another business development company to the extent permitted under the 1940 Act.

The Subordinated Notes and membership interests in the Securitization Issuer are subordinated obligations of the Securitization Issuer.

The Subordinated Notes are the most junior class of notes issued by the Securitization Issuer, are subordinated in priority of payment to every other class of notes issued by the Securitization Issuer and are subject to certain payment restrictions set forth in the indenture governing the notes. Therefore, Holdings only receives cash distributions on the Subordinated Notes if the Securitization Issuer has made all cash interest payments to all other notes it has issued, and we only receive cash distributions in respect of our indirect ownership of the Securitization Issuer to the extent that Holdings receives any cash distributions in respect of its direct ownership of the Securitization Issuer. The Subordinated Notes are also unsecured and rank behind all of the secured creditors, known or unknown, of the Securitization Issuer, including the holders of the senior notes it has issued. Consequently, to the extent that the value of the Securitization Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Subordinated Notes at their redemption could be reduced.

The membership interests in the Securitization Issuer represent all of the equity interest in the Securitization Issuer. As such, the holder of the membership interests is the residual claimant on distributions, if any, made by the Securitization Issuer after holders of all classes of notes issued by the Securitization Issuer have been paid in full on each payment date or upon maturity of such notes under the Debt Securitization documents. Such payments may be made by the Securitization Issuer only to the extent permitted under the Debt Securitization documents on any payment date or upon payment in full of the notes issued by the Securitization Issuer.

The interests of holders of the senior classes of securities issued by the Securitization Issuer may not be aligned with our interests.

The Class A Notes are the debt obligations ranking senior in right of payment to other securities issued by the Securitization Issuer in the Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the Securitization Issuer. For example, under the terms of the Class A Notes, holders of the Class A Notes have the right to receive payments of principal and interest prior to holders of the Class B Notes, the Subordinated Notes and the membership interests.

For as long as the Class A Notes remain outstanding, holders of the Class A Notes comprise the Controlling Class under the Debt Securitization and, as such, they have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of more junior classes of notes and membership interests, including by exercising remedies under the indenture in the Debt Securitization.

If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture, the most senior class of notes then outstanding will be paid in full before any further payment or distribution on the more junior classes of notes and membership interests. In addition, if an event of default occurs, holders of a majority of the Controlling Class will be entitled to determine the remedies to be exercised under the indenture, subject to the terms of the indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the Securitization Issuer, the trustee or holders of a majority of the Controlling Class may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the Securitization Issuer. If at such time the portfolio loans were not performing well, the Securitization Issuer may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the Class B Notes or the Subordinated Notes, or to pay a dividend to holders of the membership interests.

Remedies pursued by the Controlling Class could be adverse to the interests of the holders of the notes that are subordinated to the Controlling Class (which would include the Class B Notes and Subordinated Notes to the extent the Class A Notes constitute the Controlling Class), and the Controlling Class will have no obligation to consider any possible adverse effect on such other interests. Thus, we cannot assure you that any remedies pursued by the Controlling Class will be in the best interests of Holdings or that Holdings will receive any payments or distributions upon an acceleration of the notes. Any failure of the Securitization Issuer to make distributions on the notes we indirectly hold, whether as a result of an event of default or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to maintain our status as a RIC.

The Securitization Issuer may fail to meet certain asset coverage tests.

Under the documents governing the Debt Securitization, there are two asset coverage tests applicable to the Class A Notes and Class B Notes. The first such test compares the amount of interest received on the portfolio loans held by the Securitization Issuer to the amount of interest payable in respect of the Class A Notes and Class B Notes. To meet this first test, interest received on the portfolio loans must equal at least 115% of the interest payable in respect of the Class A Notes and Class B Notes. The second such test compares the principal amount of the portfolio loans to the aggregate outstanding principal amount of the Class A Notes and Class B Notes. To meet this second test at any time, the aggregate principal amount of the portfolio loans must equal at least 158% of the outstanding principal amount of the Class A Notes and the Class B Notes, taken together. If either coverage test is not satisfied, interest and principal received by the Securitization Issuer are diverted on the following payment date to pay the Class A Notes in full and then the Class B Notes in full (in order of seniority) to the extent necessary to cause all coverage tests to be satisfied on a pro forma basis after giving effect to all payments made in respect of the notes, which we refer to as a mandatory redemption. If any asset coverage test with respect to the Class A Notes or Class B Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the Securitization Issuer and the holders of the Subordinated Notes will instead be used to redeem first the Class A Notes and then the Class B Notes, to the extent necessary to satisfy the applicable asset coverage tests or to obtain the necessary ratings confirmation.

The value of the Class B Notes could be adversely affected by a mandatory redemption because such redemption could result in the Class B Notes being redeemed at par at a time when they are trading in the secondary market at a premium to their stated principal amount and when other investments bearing the same rate of interest may be difficult or expensive to acquire. A mandatory redemption could also result in a shorter investment duration than a holder of Class B Notes may have wanted or anticipated, which could, in turn, result in such a holder incurring breakage costs on related hedging transactions. In addition, the reinvestment period under the Debt Securitization may extend through as late as July 20, 2015, which could affect the value of the collateral securing the Class B Notes and the Subordinated Notes.

We may not receive cash from the Securitization Issuer.

We receive cash from the Securitization Issuer only to the extent that Holdings receives payments on the Class B Notes, Subordinated Notes or membership interests. The Securitization Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the notes, which generally provides that principal payments on the Class B Notes and the Subordinated Notes may not be made on any payment date unless all amounts owing under the Class A Notes are paid in full. In addition, if the Securitization Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the Debt Securitization, cash would be diverted from the Class B Notes and the Subordinated Notes to first pay the Class A Notes in amounts sufficient to cause such tests to be satisfied. In the event that we fail to indirectly receive cash from the Securitization Issuer, we could be unable to make such distributions in amounts sufficient to maintain our status as a RIC, or at all.

We may be required to assume liabilities of the Securitization Issuer.

As part of the Debt Securitization, we entered into a master loan sale agreement under which we would be required to repurchase any loan (or participation interest therein) which was sold to the Securitization Issuer in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold. To the extent we fail to satisfy any such repurchase obligation, the trustee may, on behalf of the Securitization Issuer, bring an action against us to enforce these repurchase obligations.

The structure of the Debt Securitization is intended to prevent, in the event of our bankruptcy or the bankruptcy of Holdings, the consolidation of the Securitization Issuer with our operations or those of Holdings. If the true sale of these assets were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the Securitization Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the Debt Securitization, which would equal the full amount of debt of the Securitization Issuer reflected on our consolidated balance sheet. In addition, we cannot assure that the recovery in the event we were consolidated with the Securitization Issuer for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as an indirect holder of the Class B Notes and the Subordinated Notes had we not been consolidated with the Securitization Issuer.

In addition, in connection with the Debt Securitization, we indirectly gave the lenders certain customary representations with respect to the legal structure of the Securitization Issuer and the quality of the assets transferred to it. We remain indirectly liable for any incorrect statements or omissions for a period of at least one year, and potentially for the life of the Debt Securitization.

The Securitization Issuer may issue additional Subordinated Notes.

Under the terms of the Debt Securitization documents, the Securitization Issuer could issue additional Subordinated Notes and use the net proceeds of such issuance to purchase additional portfolio loans. Any such additional issuance, however, would require the consent of the collateral manager and the approval of a majority of the Subordinated Notes. Among the other conditions that must be satisfied in connection with an additional issuance of Subordinated Notes, the aggregate principal amount of all additional issuances of Subordinated Notes may not exceed $116 million; the Securitization Issuer must notify each rating agency of such issuance prior to the issuance date; and the terms of the Subordinated Notes to be issued must be identical to the terms of previously issued Subordinated Notes (except that all monies due on such additional Subordinated Notes will accrue from the issue date of such notes and that the prices of such Subordinated Notes do not have to be identical to those of the initial Subordinated Notes). We do not expect to cause the Securitization Issuer to issue any additional Subordinated Notes at this time, and the terms of the Debt Securitization documents do not provide for additional issuances of Class A Notes or Class B Notes.

We are subject to risks associated with the Credit Facility.

On July 21, 2011, Funding, our wholly owned subsidiary, entered into the Credit Facility. As a result of the Credit Facility, we are subject to a variety of risks, including those set forth below.

Our interests in Funding are subordinated.

We own 100% of the equity interests in Funding. We consolidate the financial statements of Funding in our consolidated financial statements and treat the indebtedness of Funding as our leverage. Our interests in Funding are subordinated in priority of payment to every other obligation of Funding and are subject to certain payment restrictions set forth in the Credit Facility. We receive cash distributions on our equity interests in Funding only if Funding has made all required cash interest payments to the lenders. We cannot assure you that distributions on the assets held by Funding will be sufficient to make any distributions to us or that such distributions will meet our expectations.

Our equity interests in Funding rank behind all of the secured and unsecured creditors, known or unknown, of Funding, including the lenders. Consequently, to the extent that the value of Funding’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the return on our investment in Funding could be reduced. Accordingly, our investment in Funding may be subject to up to 100% loss.

We may not receive cash on our equity interests from Funding.

We receive cash from Funding only to the extent that we receive distributions on our equity interests in Funding. Funding may make payments on such interests only to the extent permitted by the payment priority provisions of the Credit Facility. The Credit Facility generally provides that payments on such interests may not be made on any payment date unless all amounts owing to the lenders and other secured parties are paid in full. In addition, if Funding does not meet the asset coverage tests or the interest coverage test set forth in the Credit Facility documents, cash would be diverted from us to first pay the Lender in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash from Funding, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.

The ability to sell investments held by Funding is limited.

The Credit Facility places significant restrictions on the servicer’s ability to sell investments. As a result, there may be times or circumstances during which the servicer is unable to sell investments or take other actions that might be in our best interests.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We may issue senior debt securities to banks, insurance companies and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our common stock or any outstanding preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to GC Advisors is payable based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GC Advisors.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include the Class A Notes issued by the Securitization Issuer, our other borrowings (other than the SBA debentures of GC SBIC IV, L.P.) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on GC Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-20%	-11%	-2%	6%	15%

(1)	Assumes $559.6 million in total assets, $237.7 million in debt outstanding and $316.5 million in net assets as of September 30, 2011 and an effective annual interest rate of 3.3%.

Based on our outstanding indebtedness of $237.7 million as of September 30, 2011 and the effective annual interest rate of 3.3% as of that date, our investment portfolio would have been required to experience an annual return of at least 1.4% to cover annual interest payments on the outstanding debt.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we continue to use debt to finance our investments. In periods of rising interest rates, our cost of funds will increase because the interest rates on the Class A Notes and Class B Notes issued under the Debt Securitization are floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to GC Advisors.

We have entered into a total return swap and may enter into other derivative transactions which expose us to certain risks, including risks similar to those associated with the use of leverage.

GCMF has entered into the TRS with Citibank. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets referenced by the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap typically is used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. A total return swap may effectively add leverage to a company’s portfolio because, in addition to total net assets, the company is subject to investment exposure on the amount of securities subject to the total return swap.

A total return swap is also subject to the risk that a counterparty will default on its payment obligations under the arrangements or that one party will not be able to meet its obligations to the other. In the case of the TRS, we are required to post cash collateral amounts to secure our obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to us under the TRS.

In the event that Citibank chooses to exercise its termination rights under the TRS, it is possible that we will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if we controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

For purposes of determining our compliance with the asset coverage ratio test applicable to us as a business development company, we have agreed with the Staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by us under the TRS, as a senior security for the life of that instrument. Further, for purposes of determining our compliance with the 70% qualifying assets requirement of the 1940 Act, we have agreed to treat the TRS, as a whole, as a non-qualifying asset. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the Staff of the SEC.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such agreements.

We are currently operating in a period of capital markets disruption and economic downturn.

The U.S. capital markets have experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Adverse developments in the credit markets may impair our ability to enter into new debt financing arrangements.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, it may be difficult for us to finance the growth of our investments on acceptable economic terms, or at all.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.”

In the future, we believe that most of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

The majority of our portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which may include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of our performance in future periods.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, became law. The scope of Dodd-Frank impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several months and years. The effects of Dodd-Frank on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. We have begun to assess the potential impact of Dodd-Frank on our business and operations, but the likely impact cannot be ascertained with any degree of certainty.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of GC Advisors to other types of investments in which GC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective and certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders.

GC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Advisors has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If GC Advisors resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GC Advisors and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

GC Service can resign on 60 days’ notice, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Service has the right to resign under the Administration Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If GC Service resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by GC Service. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, we incur additional expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends and other distributions.

Our business depends on the communications and information systems of GC Advisors and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to pay dividends and other distributions to our securityholders.

Lawrence E. Golub and David B. Golub have substantial control over us.

As of September 30, 2011, Lawrence E. Golub and David B. Golub beneficially owned, in the aggregate, approximately 42.8% and 42.5%, respectively, of our outstanding common stock, primarily as a result of their ownership interests in and control of Golub Capital LLC, the investment adviser to Golub Capital Company IV, LLC, Golub Capital Company V LLC, Golub Capital Company VI LLC (collectively, the “Capital Companies”) and GEMS Fund L.P., a limited partnership affiliated with GC Advisors. As a result, these individuals, acting together, may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

This concentration of beneficial ownership also might harm the market price of our securities by:

•	delaying, deferring or preventing a change in corporate control;
•	impeding a merger, consolidation, takeover or other business combination involving us; or
•	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

From mid-2007 through 2011, the global capital markets experienced a period of disruption resulting in a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a general decline of economic conditions. This economic decline materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. To the extent that we wish to use debt to fund our investments, the debt capital available to us, if any, may be at a higher cost and on terms and conditions that may be less favorable than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows. Any deterioration of current market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our investments in private and middle-market portfolio companies are risky, and you could lose all or part of your investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we expect to rely on the ability of GC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and GC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

We may invest all of our assets in illiquid securities, and a substantial portion of our investments in leveraged companies are and will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, GC Advisors, Golub Capital or any of its affiliates have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of a portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We have not yet identified the portfolio company investments we will acquire.

While we currently hold a portfolio of investments, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of any offering of securities pursuant to this prospectus. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, GC Advisors selects all of our investments, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities.

We anticipate that we will use substantially all of the net proceeds of any offering of our securities within approximately six months following the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. Until such appropriate investment opportunities can be found, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in senior secured, unitranche, mezzanine and second lien loans and equity securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because of regulatory or other considerations. Our ability to make follow-on investments may also be limited by GC Advisors’ allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested a portion of our capital in second lien and mezzanine loans issued by our portfolio companies and intend to continue to do so in the future. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We have made in the past, and may make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

GC Advisors’ liability is limited, and we have agreed to indemnify GC Advisors against certain liabilities, which may lead GC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, GC Advisors does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow GC Advisors’ advice or recommendations. Under the terms of the Investment Advisory Agreement and the collateral management agreement, GC Advisors, its officers, members, personnel, and any person controlling or controlled by GC Advisors are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of GC Advisors’ duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify GC Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement and the collateral management agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead GC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to risks under hedging transactions and may become subject to risks if we invest in foreign securities.

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. In order for our investments to be classified as “qualifying assets,” among other requirements, such investments must be in issuers organized under the laws of, and which have their principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. As of September 30, 2011 we were invested in the securities of one non-U.S. company and may make additional investments. We may in the future invest in non-U.S. companies, including emerging market issuers, to the limited extent such investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

In September 2011, we entered into ten-year Treasury futures contracts to hedge interest rate risk related to our SBA debentures, and we may engage in additional hedging transactions to the limited extent such transactions are permitted under the 1940 Act. Engaging in additional hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we have entered into ten-year Treasury futures contracts to reduce interest rate risks, and may enter into additional hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

When we invest in unitranche, mezzanine and second lien loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to Offerings Pursuant to this Prospectus

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;
•	loss of our qualification as a RIC or business development company;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of GC Advisors’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we may issue as well as to pay dividends on our common stock. Any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries, including the Subordinated Notes. We depend upon the cash flow from our subsidiaries and the receipt of funds from them in the form of payments on the Subordinated Notes, dividends, and other distributions, any of which may be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we may issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we may issue, dividends or other distributions.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company;
•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured, unitranche, mezzanine and second lien loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any offering of our securities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to make quarterly distributions to our stock- holders. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have paid on our common stock since completion of our initial public offering.

	Payment Dates	Distributions Declared
Record Dates		Per Share		Dollar amount
		(in thousands except per share data)
Fiscal year ended September 30, 2010
June 22, 2010	June 29, 2010	$0.24		$4,251
September 10, 2010	September 30, 2010	0.31	(1)	5,491
Fiscal year ended September 30, 2011
December 20, 2010	December 30, 2010	0.31		5,490
March 18, 2011	March 30, 2011	0.32		5,678
June 17, 2011	June 29, 2011	0.32		6,947
September 19, 2011	September 28, 2011	0.32		6,954
Fiscal Year Ended September 30, 2012
December 19, 2011	December 29, 2011	0.32		6,955
Total		$2.14		$41,766

(1)	Includes a return of capital for tax purposes of approximately $0.06 per share.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to GC Advisors. See “Dividend Reinvestment Plan.”

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of Golub Capital BDC as of September 30, 2011, 2010, 2009, 2008 and 2007, for the years ended September 30, 2011, 2010, 2009, 2008 and for the period from July 27, 2007 (inception) through September 30, 2007 is derived from the consolidated financial statements that have been audited by McGladrey & Pullen, LLP, independent auditors. For the periods prior to September 30, 2009, the financial data refers to the financial condition and results of operations of our predecessor, GCMF. The financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Results of Operations, Financial Condition and Cash Flows” included elsewhere in this prospectus.

	Golub Capital BDC(1)			GCMF
	Years ended							For the Period July 27, 2007 (inception) through September 30, 2007
	September 30, 2011	September 30, 2010		September 30, 2009		September 30, 2008

	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$39,150	$33,150		$33,338		$20,686		$1,868
Base management fee	5,789	3,328		2,849		1,726		134
Incentive fee	348	55		—		—		—
All other expenses	10,197	6,400		5,011		8,916		1,117
Net investment income	22,816	23,367		25,478		10,044		617
Net realized gain/(loss) on investments and derivative instruments	2,037	(40)		(3,972)		(4,503)		—
Net change in unrealized (depreciation)/appreciation on investments and derivative instruments	(3,514)	2,921		(1,489)		(8,957)		(558)
Net increase/(decrease) in net assets resulting from operations	21,339	26,248		20,017		(3,416)		59
Per share data:
Net asset value	$14.56	$14.71		N/A	(2)	N/A	(2)	N/A	(2)
Net investment income	1.16	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Net realized gain on investments and derivative instruments	0.11	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Net change in unrealized (depreciation)/appreciation on investments and derivative instruments	(0.17)	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Net increase in net assets resulting from operations	1.09	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)
Per share distributions declared	1.27	0.55		N/A	(2)	N/A	(2)	N/A	(2)
Dollar amount of distributions declared	25,069	9,742		N/A	(2)	N/A	(2)	N/A	(2)
Other data:
Weighted average annualized yield on income producing assets at fair value(3)	8.64%	8.4%		8.1%		9.3%		6.4%
Number of portfolio companies at period end	103	94		95		60		56

(1)	Includes the financial information of GCMF for the period prior to our conversion to a Delaware corporation.
(2)	Per share data are not provided as we did not have shares of common stock outstanding or an equivalent prior to the initial public offering on April 14, 2010.
(3)	Weighted average yield on income producing investments is computed by dividing (a) annualized interest income (other than interest income resulting from amortization of fees and discounts) on accruing loans and debt securities by (b) total income producing investments at fair value.

	Golub Capital BDC		GCMF
	September 30, 2011	September 30, 2010	September 30, 2009	Setpember 30, 2008	September 30, 2007
					(unaudited)
	(In thousands)
Balance sheet data at period end:
Investments, at fair value	$459,827	$344,869	$376,294	$135,476	$201,147
Cash and cash equivalents	69,766	92,990	30,614	4,252	4,237
Other assets	30,051	4,904	2,214	1,213	2,819
Total assets	559,644	442,763	409,122	140,941	208,203
Total debt	237,683	174,000	315,306	123,083	173,540
Total liabilities	243,095	182,222	316,370	124,088	174,722
Total net assets	316,549	260,541	92,752	16,853	33,481

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Financial and Other Information” and the financial statements and the related notes thereto of us and our predecessor, GCMF, appearing elsewhere in this prospectus. On April 13, 2010, Golub Capital BDC LLC converted from a Delaware limited liability company into a Delaware corporation and elected to be regulated as a business development company under the 1940 Act. In this conversion, which we refer to as the BDC Conversion, Golub Capital BDC, Inc. assumed the business activities of Golub Capital BDC LLC and became the sole surviving entity. As a result of the conversion, GCMF became a wholly owned subsidiary of Golub Capital BDC, Inc. At the time of the BDC Conversion, all limited liability company interests were exchanged for 8,984,863 shares of common stock in Golub Capital BDC, Inc. Immediately prior to the BDC Conversion, the limited liability company interests were owned by investment vehicles managed by Golub Capital. For periods prior to April 13, 2010, the consolidated financial statements and related footnotes reflect the performance of Golub Capital BDC LLC and its predecessor, GCMF. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We were formed in November 2009 to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007, in making investments in senior secured, unitranche (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), mezzanine (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment), second lien loans and equity securities of middle-market companies that are, in most cases, sponsored by private equity firms.

On April 14, 2010, we priced our initial public offering, selling 7,100,000 shares of common stock at a public offering price of $14.50 per share. Concurrent with our initial public offering, we sold an additional 1,322,581 shares through a private placement, also at $14.50 per share. On May 19, 2010, we issued an additional 305,000 shares at $14.50 following the exercise of the underwriters’ over-allotment option. Our shares are currently listed on The NASDAQ Global Select Market under the symbol “GBDC”.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $5.0 billion of capital under management as of September 30, 2011, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

Our investment activities are managed by GC Advisors and supervised by our board of directors, of which a majority of the members are independent of us.

Under the Investment Advisory Agreement, entered into on April 14, 2010 and amended and restated on July 16, 2010, we have agreed to pay GC Advisors an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. We have also entered into the Administration Agreement with GC Service under which we have agreed to reimburse GC Service for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by GC Service in performing its obligations under the Administration Agreement.

As of September 30, 2011, our portfolio at fair value was comprised of 44.3% senior secured loans, 38.7% unitranche loans, 4.8% second lien loans, 10.2% mezzanine loans and 2.0% equity. As of September 30, 2010, our portfolio at fair value was comprised of 65.8% senior secured loans, 26.2%

unitranche loans, 3.3% second lien loans, 3.9% mezzanine loans and 0.8% equity. Over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets.

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and second lien loans and warrants and minority equity securities by investing approximately $5 to $25 million of capital, on average, in the securities of middle-market companies. We may also selectively invest more than $25 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

As of September 30, 2011, 2010 and 2009, we had debt investments in 103, 94 and 95 portfolio companies, respectively. For the years ended September 30, 2011, 2010 and 2009, our income producing assets, which represented nearly 100% of our total portfolio, had a weighted average annualized interest income (which excludes income resulting from amortization of fees and discounts) yield of 8.6%, 8.4% and 8.1% and a weighted average annualized investment income (which includes interest income and amortization of fees and discounts) yield of 9.9%, 10.9% and 9.0%, respectively.

Revenues:  We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured, unitranche, mezzanine or second lien loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as interest income. When we receive partial principal payments on a loan in an amount that exceeds its amortized cost, we record the excess principal payment as interest income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Expenses:  Our primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we pay interest expense on our outstanding debt. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	organizational expenses;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	investment advisory and management fees;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and GC Service based upon our allocable portion of GC Service’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with evaluating and making, investments in portfolio companies, including costs associated with meeting financial sponsors;
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs associated with individual or group stockholders;
•	costs associated with Sarbanes-Oxley Act compliance;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or GC Service in connection with administering our business.

GC Advisors, as collateral manager for the Securitization Issuer under the collateral management agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the Securitization Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the Securitization Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the Securitization Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the Securitization Issuer. The term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. This fee may be waived by the collateral manager. The collateral management agreement does not include any incentive fee payable to GC Advisors. In addition, the Securitization Issuer paid Wells Fargo Securities, LLC a structuring and placement fee for its services in connection with the initial structuring of the Debt Securitization. The Securitization Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the Debt Securitization. The administrative expenses are paid by the Securitization Issuer on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the Securitization Issuer, subject to a cap equal to the sum of 0.04% per annum on the adjusted principal balance of the portfolio loans and other assets held by the Securitization Issuer on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the Securitization Issuer, equal to any amounts that exceed the aforementioned administrative expense cap.

Portfolio Composition, Investment Activity and Yield

The following table summarizes portfolio composition and investment activity as of and for the years ended September 30, 2011, 2010 and 2009:

	As of and for the years ended September 30,
	2011	2010	2009
	(In thousands)
Investments, at fair value	$459,827	$344,869	$376,294
Number of portfolio investments	103	94	95
New investment fundings	$326,260	$144,098	$383,713
Principal payments and sales of portfolio investments	$217,884	$181,850	$104,014

The following table shows the par, amortized cost, and fair value of our portfolio of investments by asset class:

	As of September 30, 2011(1)			As of September 30, 2010(1)
	Par	Amortized Cost	Fair Value	Par	Amortized Cost	Fair Value
	(In thousands)
Senior Secured:
Performing	$203,647	$201,018	$200,940	$231,404	$223,962	$223,953
Non-accrual(2)	9,078	8,711	2,891	4,422	4,346	3,095
Unitranche:
Performing	178,854	176,393	177,880	91,931	90,309	90,369
Non-accrual(2)	—	—	—	—	—	—
Second Lien(3):
Performing	21,922	21,531	21,922	11,396	11,192	11,380
Non-accrual(2)	—	—	—	—	—	—
Subordinated Debt:
Performing	46,804	45,888	46,804	13,436	13,091	13,436
Non-accrual(2)	—	—	—	—	—	—
Equity	N/A	9,420	9,390	N/A	2,636	2,636
Total	$460,305	$462,961	$459,827	$352,589	$345,536	$344,869

(1)	Fourteen and six of our loans include a feature permitting a portion of the interest due on such loan to be PIK interest as of September 30, 2011 and September 30, 2010, respectively.
(2)	We refer to a loan as non-accrual when we cease recognizing interest income on the loan because we have stopped pursuing repayment of the loan or, in certain circumstances, it is past due 90 days or more on principal and interest or our management has reasonable doubt that principal or interest will be collected. See “— Critical Accounting Policies — Revenue Recognition.”
(3)	Second lien loans included $12.3 million and zero of loans structured as first lien last out term loans as of September 30, 2011 and September 30, 2010, respectively.

The following table shows the weighted average rate, spread over LIBOR and fees of new investment fundings and the weighted average rate of full principal payments and sales of investments during the years ended September 30, 2011 and 2010:

	For the years ended September 30,
	2011	2010
Weighted average rate of new investment fundings	8.1%	8.1%
Weighted average spread over LIBOR of new investment fundings	6.8%	6.5%
Weighted average fees of new investment fundings	1.6%	1.7%
Weighted average rate of full principal payments and sales of investments	6.3%	6.5%

For the years ended September 30, 2011, 2010 and 2009, the weighted average annualized interest income (which excludes income resulting from amortization of fees and discounts) yield on the fair value of income producing loans in our portfolio was 8.6%, 8.4% and 8.1%, respectively. As of September 30, 2011, 78.8% and 79.0% of our portfolio at fair value and at cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2010, 59.2% and 60.0% of our portfolio at fair value and at cost, respectively, had interest rate floors that limited minimum interest rates on such loans.

Consolidated Results of Operations

The consolidated results of operations set forth below include historical financial information of our predecessor, GCMF, prior to our election, effective April 14, 2010, to become as a business development company and our election to be treated as a RIC. As a business development company and a RIC, we are also subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. Also, the management fee that we pay to GC Advisors under the Investment Advisory Agreement is determined by reference to a formula that differs materially from the management fee paid by GCMF in prior periods. In addition, our portfolio of investments consisted primarily of senior secured and unitranche loans as of September 30, 2011 and 2010, and over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets. For these and other reasons, the results of operations for the years ended September 30, 2011, 2010 and 2009 described below may not be indicative of the results we report in future periods.

Consolidated operating results for the years ended September 30, 2011, 2010 and 2009 are as follows:

	For the years ended September 30,			Variances
	2011	2010	2009	2011 vs. 2010	2010 vs. 2009
	(In thousands)
Total investment income	$39,150	$33,150	$33,338	$6,000	$(188)
Total expenses	16,334	9,783	7,860	6,551	1,923
Net investment income	22,816	23,367	25,478	(551)	(2,111)
Net realized gains (losses) on investments and derivative instruments	2,037	(40)	(3,972)	2,077	3,932
Net change in unrealized (depreciation) appreciation on investments and derivative instruments	(3,514)	2,921	(1,489)	(6,435)	4,410
Net income	$21,339	$26,248	$20,017	$(4,909)	6,231
Average portfolio company investments, at fair value	$406,881	$307,552	$371,240	$99,329	(63,688)
Average debt outstanding	$201,294	$213,793	$305,440	$(12,499)	(91,647)

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciations. As a result, annual comparisons of net income may not be meaningful.

Comparison of the Years Ended September 30, 2011, 2010 and 2009

Set forth below are the results of operations for the years ended September 31, 2011, 2010 and 2009.

Investment Income

Investment income increased from 2010 to 2011 by $6.0 million as a result of higher average investment balance as well as a higher weighted average yield on the investment portfolio. Investment income was fairly consistent for the year ended September 30, 2010 as compared to the year ended September 30, 2009, despite a decline in average invested assets. This occurred as a result of an increase in the income from amortization of discounts and origination fees as a result of increased payoff activity and an increase in the average yield of investments. For the year ended September 30, 2011, total investment income consisted of $34.1 million in interest income from investments and $5.1 million in income from the amortization of discounts and origination fees. For the year ended September 30, 2010, total investment income consisted of $25.5 million in interest income from investments and $7.7 million in income from the amortization of discounts and origination fees. For the year ended September 30, 2009, total investment income consisted of $27.7 million in interest income and $5.6 million in income from the amortization of discounts and origination fees.

Operating Expenses

The following table summarizes our expenses:

	For the years ended September 30,			Variances
	2011	2010	2009	2011 vs. 2010	2010 vs. 2009
	(In thousands)
Interest and other debt financing expenses	$6,550	$3,525	$4,547	$3,025	$(1,022)
Base management fee	5,789	3,328	2,849	2,461	479
Incentive fee	348	55	—	293	55
Professional fees relating to registration statement	—	788	—	(788)	788
Professional fees	2,204	1,050	131	1,154	919
Administrative service fee	837	583	—	254	583
General and administrative expenses	606	454	333	152	121
Total expenses	$16,334	$9,783	$7,860	$6,551	$1,923

Interest and other credit facility expenses increased from 2010 to 2011 primarily due to a higher average effective interest rate on outstanding borrowings. The base management fee and the administrative service fee increased as a result of an increase in average assets and average investments from 2010 to 2011. Professional fees increased from 2010 to 2011 primarily due to higher legal, audit, and valuation services, which all increased as a result of being a public entity for a full year in 2011.

Interest and other credit facility expenses were lower in the year ended September 30, 2010 than the year ended September 30, 2009 primarily due to lower average debt outstanding. The base management fee, incentive fee, and administrative service fee all increased for the year ended September 30, 2010 as compared to the year ended September 30, 2009 due to our initial public offering that occurred in April 2010. Following the completion of our initial public offering, we pay management and incentive fees under the Investment Advisory Agreement which provides a higher management fee percentage as compared to amounts previously paid by GCMF. In addition, this agreement provides for the calculation of an incentive fee. Prior to completion of our initial public offering, we did not pay an incentive fee or an administrative service fee. In addition, professional fees increased from 2009 to 2010 primarily due to higher legal, audit and valuation services fees, which all increased as a result of us becoming a public entity.

Prior to our initial public offering, Golub Capital Incorporated paid for certain expenses on behalf of GCMF, all of which were subsequently reimbursed directly with cash or through a member’s equity contribution. Subsequent to the initial public offering, the Investment Adviser, an affiliate of Golub Capital Incorporated, pays for certain expenses incurred by us. These expenses are subsequently reimbursed in cash. The following table summarizes these expenses:

	For the years ended September 30,			Variances
	2011	2010	2009	2011 vs. 2010	2010 vs. 2009
	(In thousands)
Total tax expenses reimbursed to Golub Capital Incorporated and the Investment Adviser	$345	$639	$344	$(294)	$295
Portion of expenses reimbursed through an equity contribution	—	225	344	(225)	(119)

As of September 30, 2011 and 2010, included in accounts payable and accrued expenses is $0.1 million and $0.1 million for accrued expenses paid on behalf of us by Golub Capital Incorporated or the Investment Adviser, as applicable.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the years presented:

	For the years ended September 30,			Variances
	2011	2010	2009	2011 vs. 2010	2010 vs. 2009
	(In thousands)
Net realized gain (loss) on investments	$1,997	$(40)	$(3,972)	$2,037	$3,932
Net realized gain on TRS	40	—	—	40	—
Net realized (loss) gain	2,037	(40)	(3,972)	2,077	3,932
Unrealized depreciation on investments	(8,748)	(8,150)	(14,652)	(598)	6,502
Unrealized appreciation on investments	7,220	11,071	13,163	(3,851)	(2,092)
Unrealized depreciation on TRS	(1,845)	—	—	(1,845)	—
Unrealized depreciation on financial futures contracts	(141)	—	—	(141)	—
Net change in unrealized (depreciation) appreciation on investments and derivative instruments	$(3,514)	$2,921	$(1,489)	$(6,435)	$4,410

For the year ended September 30, 2011, we had $8.7 million in unrealized depreciation on 76 portfolio company investments, which was partially offset by $7.2 million in unrealized appreciation on 62 portfolio company investments. Unrealized depreciation primarily resulted from negative credit related adjustments which caused a reduction in fair value. Unrealized appreciation during the year ended September 30, 2011 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation.

For the year ended September 30, 2010, we had $11.1 million in unrealized appreciation on 77 portfolio company investments, which was partially offset by $8.2 million in unrealized depreciation on 34 portfolio company investments. Unrealized appreciation during the year ended September 30, 2010 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation. Unrealized depreciation primarily resulted from negative credit related adjustments which caused a reduction in fair value.

For the year ended September 30, 2009, we had $14.7 million in unrealized depreciation on 52 portfolio company investments, which was partially offset by $13.2 million in unrealized appreciation on 63 portfolio company investments. Unrealized appreciation during the year ended September 30, 2009 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation. Unrealized depreciation primarily resulted from negative credit related adjustments which caused a reduction in fair value.

On June 17, 2011, we entered into the TRS with Citibank. The purpose of entering into the TRS was to gain economic exposure to a portfolio of broadly syndicated loans. Generally, under the terms of a total return swap, one party agrees to make periodic payments to another party based on the change in the market value of the assets referenced by the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. For GAAP purposes, realized gains and losses on the TRS are composed of any gains or losses on the referenced portfolio of loans as well as the net interest received or owed at the time of the quarterly settlement. For GAAP purposes, unrealized gains and losses on the TRS are composed of the net interest income earned or interest expense owed during the period that was not previously settled as well as the change in fair value of the referenced portfolio of loans. The unrealized depreciation on the TRS, which was $1.8 million for the year ended September 30, 2011, was a result of mark-to-market adjustments on the broadly syndicated loans referenced in the TRS during our fourth fiscal quarter of 2011. We view the mark-to-market adjustments on the broadly syndicated loans as temporary as the marks were driven by market yield adjustments and were not due to credit issues. Due to the post-September 30, 2011 market rally in the broadly syndicated loan market, as well as an increase in the net interest accrued on the TRS, the unrealized depreciation on the TRS was $0.5 million as of November 30, 2011, which is a $1.4 million increase from the fair value at September 30, 2011.

In September 2011, we entered into ten-year U.S. Treasury futures contracts to mitigate our exposure to adverse fluctuation in interest rates related to our SBA debentures. Based on the daily fluctuation of the fair value of the referenced securities of the financial futures, we record an unrealized gain or loss equal to the daily fluctuation in fair value. Upon maturity or settlement of the futures contracts, we will realize a gain or loss based on the difference of the fair value of the financial futures contracts at inception and the fair value of the futures contracts at settlement or maturity. For the year ended September 30, 2011, the unrealized depreciation related to this future was $0.1 million as a result of the decline in the ten-year U.S. Treasury rate from the date of entrance into the futures contracts to September 30, 2011.

Liquidity and Capital Resources

As a business development company, we distribute substantially all of our net income to our stockholders and will have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital, including raising equity, increasing debt, including through one or more additional securitization facilities, and funding from operational cash flow.

For the year ended September 30, 2011, we experienced a net decrease in cash and cash equivalents of $14.9 million. During the period we used $118.1 million in operating activities, primarily as a result of fundings of portfolio investments of $326.3 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $217.9 million and net investment income of $22.8 million. During the same period, cash provided by investment activities of $8.4 million was driven by the change in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $94.9 million, primarily due to net proceeds from the follow-on offering of $59.4 million and borrowings on debt of $63.7 million, partially offset by distributions paid of $23.9 million.

For the year ended September 30, 2010, we experienced a net increase in cash and cash equivalents of $61.2 million. During the period, net cash provided by operating activities was $65.9 million, primarily as a result of principal payments and sales of portfolio investments of $181.9 million and net investment income of $23.4 million, partially offset by fundings of investments of $144.1 million. During the same period, cash used in investment activities of $1.2 million was driven by the change in restricted cash and cash equivalents.

Lastly, cash used in financing activities was primarily a result of repayments of debt of $315.3 million offset by borrowing on debt of $174.0 million and proceeds from our initial public offering, net of underwriting costs of $119.0 million.

For the year ended September 30, 2009, there was no change in cash and cash equivalents. During the period we used $221.4 million in operating activities, primarily as a result of fundings of portfolio investments of $383.7 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $104.0 million, proceeds from revolving loans of $39.0 million and net investment income of $25.5 million. During the same period, cash used in investment activities of $26.4 million was driven by the change in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $247.8 million, primarily due to borrowings on debt of $263.8 million and proceeds from members’ equity contributions of $58.9 million, partially offset by repayments of debt of $71.5 million.

As of September 30, 2011 and 2010, we had cash and cash equivalents of $46.4 million and $61.2 million, respectively. In addition, we had restricted cash and cash equivalents of $23.4 million and $31.8 million as of September 30, 2011 and 2010, respectively. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. $21.4 million of our restricted cash and cash equivalents can be used to fund new investments that meet the investment guidelines established in the Debt Securitization, which are described in further detail in Note 6 to our consolidated financial statements, and for the payment of interest expense on the notes issued in the Debt Securitization. $0.3 million of the restricted cash and cash equivalents is used to fund investments that meet the guidelines under our Credit Facility as well as for the payment of interest expense and revolving debt of the Credit Facility. The remaining $1.7 million of restricted cash and cash equivalents can be used to fund new investments that meet the regulatory and investment guidelines established by the SBA for our SBIC, which are described in further detail in Note 6 to our consolidated financial statements, and for interest expense and fees on our outstanding SBA debentures.

At September 30, 2011 and September 30, 2010, our investment portfolio included $1.9 million and $48.2 million, respectively, in liquid, broadly syndicated loans. We anticipate selling the remaining $1.9 million in future periods as we find opportunities to redeploy those assets into higher yielding investments. For the years ended September 30, 2011 and 2010, we had sales of broadly syndicated loans aggregating approximately $61.1 million and $1.2 million, respectively.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future securities offerings and through our dividend reinvestment plan as well as future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our efforts to raise capital will be successful. In additional to capital not being available, it also may not be available on favorable terms.

We believe we have sufficient liquidity to fund new investments through our long-term, low-cost and highly flexible debt facilities — the Debt Securitization, our Credit Facility and our SBIC.

We believe that our existing cash and cash equivalents as of September 30, 2011 will be sufficient to fund our anticipated requirements through at least September 30, 2012.

Debt Securitization

On July 16, 2010, we completed the Debt Securitization in which the Securitization Issuer issued $300 million of notes and, in connection with such issuance, received $300 million of consideration, consisting of $62.1 million of cash as well as loans with an aggregate outstanding loan balance of $237.9 million, which served as the initial collateral for the notes issued by the Securitization Issuer. The notes offered in the Debt Securitization were issued by the Securitization Issuer, and the Class A Notes and Class B Notes are secured by the assets held by the Securitization Issuer. The transaction was executed through a private placement of $174 million of Aaa/AAA Class A Notes. The Class A Notes bear interest at a rate of three-month LIBOR, plus 2.40%. The $10 million face amount of Class B Notes bear interest at a rate of three-month LIBOR plus 2.40%, and the $116 million face amount of Subordinated Notes do not bear interest. In partial consideration for the loans transferred to the Securitization Issuer as part of the Debt Securitization, Holdings retained all of the Class B and Subordinated Notes, which totaled $126 million, and it retained all of the membership interests in the Securitization Issuer, which Holdings initially purchased for

$250. All of the notes are scheduled to mature on July 20, 2021. As discussed below, in accordance with ASC Topic 860, Transfers and Servicing, we are required to consolidate the special purpose vehicle used in an asset-backed securitization and treat the transaction as a secured borrowing. In analyzing the relevant facts and circumstances, the purpose and design of the Debt Securitization was to facilitate the refinancing of assets that were consolidated on our balance sheet and used as collateral for the Retired Credit Facility, which was terminated on July 16, 2010. We indirectly received the Class B Notes and Subordinated Notes in exchange for our indirect contribution of these assets to the Securitization Issuer, which consisted primarily of middle-market loans, and the proceeds from the Debt Securitization were used to repay amounts outstanding under the Retired Credit Facility as well as provide capital for new investments. GC Advisors is our investment adviser and also the collateral manager for the Securitization Issuer, which results in the “continued involvement” of us in the business of the Securitization Issuer. In addition, the investments of the Securitization Issuer constitute a substantial percentage of our total assets. As a result of this continued involvement and the fact that the investments of the Securitization Issuer constitute a substantial percentage of our assets, we consolidate the financial statements of the Securitization Issuer.

An important aspect of a debt securitization transaction is that the purchaser of the notes must become comfortable through their due diligence investigation that the sale and/or contribution of income producing assets into a special purpose entity would be considered a true sale and/or contribution or, in other words, that as a result of such sale and/or contribution, the originator no longer owns the income producing assets. This structure seeks to reduce risk to noteholders by insulating them from the credit and bankruptcy risks faced by the originator. The structure of any debt securitization is in large part intended to prevent, in the event of a bankruptcy, the consolidation in the originator’s bankruptcy case of the special purpose entity with the operations of the originator, based on equitable principles, and the noteholders must become comfortable with this analysis. As a result of this structure, debt securitization transactions frequently achieve lower overall borrowing costs than would be achieved if the borrowing had been structured as a traditional secured lending transaction.

In a typical sale transaction, the purchaser exchanges an asset for cash or some other asset, whereas in a contribution transaction, the contributor typically exchanges an asset for securities issued by the purchaser. In the Debt Securitization, we transferred the portfolio loans that comprise the collateral to Holdings in a transaction that was a partial sale and a partial capital contribution. Holdings then transferred these same portfolio loans to the Securitization Issuer in a transfer that was also a partial sale and a partial capital contribution. To the extent that we received cash proceeds from Holdings in consideration for the portfolio loans transferred to Holdings, such portion of the transfer constituted a sale. To the extent that Holdings received cash proceeds, Class B Notes and Subordinated Notes from the Securitization Issuer in consideration for the portfolio loans transferred by it to the Securitization Issuer, such portion of the transfer also constituted a sale. By contrast, to the extent that we received cash proceeds from Holdings equal to or less than the fair value of the portfolio loans transferred by us to Holdings, the difference between the fair value of such portfolio loans and the cash we received from Holdings was deemed to be a contribution to the capital of Holdings pursuant to the terms of the governing master loan sale agreement. Likewise, to the extent that the cash proceeds, Class B Notes and Subordinated Notes received by Holdings from the Securitization Issuer was less than the fair value of the portfolio loans transferred from Holdings to the Securitization Issuer, such portion of the transfer was deemed to be a contribution to the capital of the Securitization Issuer by Holdings pursuant to the terms of such master loan sale agreement. In these transactions, there were no material differences between selling and/or contributing loans or participations, viewed from the perspective of the Securitization Issuer’s ownership interests therein, as all of the ownership interests in such loans and participations were transferred to, and are now owned by, the Securitization Issuer under the terms of the master loan sale agreement, irrespective of whether such loans or participations were sold or contributed from us to Holdings and from Holdings to the Securitization Issuer.

GC Advisors, as collateral manager for the Securitization Issuer, selected the senior secured and second lien loans (or participations therein) that were transferred to the Securitization Issuer. The senior secured and second lien loans (or participations therein) were selected in accordance with the criteria set forth in the Debt Securitization documents. These are primarily objective requirements determined by the constraints of the market for collateralized debt obligations, and are generally designed to comply with regulations governing commercial lending and similar financing activities in the United States and the requirements of Rule 3a-7 under the 1940 Act.

By their terms, the Class B Notes are limited recourse secured obligations of the Securitization Issuer, with amounts, including principal and interest, payable under the Class B Notes funded solely from the income generated by the portfolio loans and other assets owned by the Securitization Issuer that secure such Class B Notes. Consequently, holders of the Class B Notes must rely solely on payments made under such portfolio loans and other assets held by the Securitization Issuer and, in the event of a portfolio loan event of default, from the proceeds of any liquidation of the collateral underlying such portfolio loans. Likewise, the Subordinated Notes are limited recourse, unsecured obligations of the Securitization Issuer payable solely from payments made under the portfolio loans and other assets held by the Securitization Issuer and, in the event of a portfolio loan event of default, from the proceeds of any liquidation of the collateral underlying such portfolio loans. Additionally, for as long as the Class A Notes and Class B Notes remain outstanding, holders of the Subordinated Notes will not generally be entitled to exercise remedies under the indenture. As an unsecured class of notes, the interests and rights of holders of the Subordinated Notes in and to the portfolio loans and other assets owned by the Securitization Issuer are subject to the prior claims of secured creditors of the Securitization Issuer and are potentially subject to or will rank equally with the claims of other unsecured creditors of the Securitization Issuer.

The Class B Notes are subordinated in right of payment on each payment date to prior payments on the Class A Notes and to certain amounts payable by the Securitization Issuer as administrative expenses. The Subordinated Notes are subordinated in right of payment on each payment date to payments on the Class A Notes and the Class B Notes as well as to certain amounts payable by the Securitization Issuer as administrative expenses and to the claims of other unsecured creditors of the Securitization Issuer.

The Securitization Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the notes, which generally provides that principal payments on the Class B Notes and the Subordinated Notes may not be made on any payment date unless all amounts owing under the Class A Notes are paid in full. In addition, if the Securitization Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the Debt Securitization, cash would be diverted from the Class B Notes and the Subordinated Notes to first pay the Class A Notes in amounts sufficient to cause such tests to be satisfied. In addition, no payments may be made on the membership interests in any period until all required payments in respect of the Class A Notes, the Class B Notes and Subordinated Notes have been paid in full. Therefore, to the extent that any losses are suffered by noteholders as a result of losses on the portfolio loans and other assets owned by the Securitization Issuer, such losses will be borne in the first instance by the holders of the membership interests, then by the Subordinated Notes, then by the holders of the Class B Notes and lastly by the holders of the Class A Notes.

We believe that the Debt Securitization benefits from “internal” credit enhancement, meaning that holders of more senior classes of notes issued by the Securitization Issuer benefit from the terms of subordination applicable to the more junior classes of notes issued by the Securitization Issuer. Thus, the Class A Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Class B Notes and the Subordinated Notes. Likewise, the Class B Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Subordinated Notes. Specifically, as the Securitization Issuer realizes losses on its portfolio loans, such losses are borne initially by the Subordinated Notes, then by the Class B Notes and lastly by the Class A Notes.

The Debt Securitization documents expressly provide that we and our subsidiaries (other than the Securitization Issuer) are not, and cannot be held, liable for any shortfall in payments or any defaults on any of the classes of notes issued by the Securitization Issuer in connection with the Debt Securitization because such obligations are the obligations of the Securitization Issuer only, and the sole recourse for such obligations is to the collateral owned by the Securitization Issuer rather than our assets or the assets of Holdings.

Under the terms of the documents related to the Debt Securitization, recourse to us and to Holdings is limited and generally consistent with the terms of other similarly structured finance transactions. Under the master loan sale agreement with respect to the Debt Securitization, (1) we sold and/or contributed to Holdings all of our ownership interest in certain of our portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement, and (2) Holdings, in turn, sold and/or contributed to the Securitization Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement. These transfers were structured by their terms to provide limited recourse to us by the Securitization Issuer relating to certain representations and warranties with respect to certain characteristics including title and quality of the portfolio loans that were transferred to the Securitization Issuer. If we breached these representations and warranties and such breach materially and adversely affected the value of the portfolio loans or the interests of holders of notes issued by the Securitization Issuer, then we could be required, within 30 days of notice or our knowledge of such breach, to (a) cure such breach in all material respects, (b) repurchase the portfolio loan or loans subject to such breach or (c) remove the portfolio loan or loans subject to such breach from the pool of loans and other assets held by the Securitization Issuer and substitute a portfolio loan or loans that meet the requirements of the Debt Securitization documents. This repurchase and substitution obligation of us constitutes the sole remedy available against us for any breach of a representation or warranty related to the portfolio loans transferred to the Securitization Issuer.

A collateral management agreement is an agreement entered into between an adviser and a debt securitization vehicle or similar issuer and sets forth the terms and conditions pursuant to which the adviser will provide advisory and/or management services with respect to the client’s securities portfolio. Under the collateral management agreement between GC Advisors and the Securitization Issuer, GC Advisors’ duties include (1) selecting portfolio loans to be acquired and selecting the portfolio loans to be sold or otherwise disposed of by the Securitization Issuer, (2) reinvesting in other portfolio loans, where appropriate, (3) instructing the trustee with respect to any acquisition, disposition or tender of, or offer with respect to, a portfolio loan or other assets received in the open market or otherwise by the Securitization Issuer, and (4) performing all other tasks, and taking all other actions, that are specified in, or not inconsistent with, the duties of the collateral manager.

The Debt Securitization provided a number of benefits to us, most notably in providing financing for our portfolio loans that had been financed under the Retired Credit Facility, which was scheduled to mature on December 29, 2010, as well as an ability on our part to finance new portfolio loans acquired by the Securitization Issuer at an attractive cost. The Debt Securitization also generated additional cash for us to lend to portfolio companies because the proceeds received by us from the Debt Securitization exceeded the amount necessary to pay off the Retired Credit Facility in full.

Prior to completion of the Debt Securitization, our portfolio loans were owned by GCMF pursuant to the terms of the Retired Credit Facility. Under the terms of the Debt Securitization, we sold and/or contributed the portfolio loans formerly serving as collateral on the Retired Credit Facility to Holdings, which, in turn, sold and/or contributed them to the Securitization Issuer. Both prior to and following completion of the Debt Securitization, we have no direct ability to enforce the payment obligations on such portfolio loans. The contribution of loans and participations did not constitute a realization event under the Investment Advisory Agreement, and no incentive fee was earned as a result of the Debt Securitization.

Both the Retired Credit Facility and the Debt Securitization are similarly structured in that each entity contracted or contracts with a third party servicer to whom the vehicle has assigned voting rights related to the loans held by such entity, including rights to vote on amendments to and waivers of provisions in the credit agreements of portfolio companies. Golub Capital Incorporated, in its role as servicer for the Retired Credit Facility, was the party directly responsible for enforcing payment obligations under such portfolio loans. GC Advisors, in its role as collateral manager for the Securitization Issuer, is the party responsible for enforcing such payment obligations.

We structured the Debt Securitization with the assistance of Wells Fargo Securities, LLC, for which Wells Fargo Securities, LLC received a structuring and placement fee. In connection with the Debt Securitization, the Securitization Issuer issued the following classes of notes: $174 million of Class A Senior Secured Floating Rate Notes, $10 million of Class B Senior Secured Floating Rate Notes and $116 million of

Subordinated Notes. We acquired the portfolio loans and other assets using the proceeds of the Debt Securitization, a portion of which was used to pay off the Retired Credit Facility through which the portfolio loans had been financed previously.

We expect to originate and acquire additional portfolio loans using the proceeds of the Debt Securitization that we did not use to repay amounts outstanding under the Retired Credit Facility or to pay the expenses of the Debt Securitization. We anticipate that such additional portfolio loans will be held by us directly or sold and/or contributed into one of our subsidiaries, which would enable us to borrow additional amounts in securitization or other structures using such portfolio loans as collateral. We believe that this approach will enable us to deploy our capital efficiently and to increase our capacity to provide financing for small to medium-sized businesses in our target market.

The Class B Notes may be transferred to: (1) “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, who are also “qualified purchasers” as that term is defined in Section 2(a)(51) of the 1940 Act; (2) to a limited number of other institutional accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, who are also qualified purchasers; and (3) outside of the United States to qualified purchasers in compliance with Regulation S under the Securities Act. The Subordinated Notes may be transferred only to persons or entities that are either (x) qualified institutional buyers or (y) institutional accredited investors and, in either case, are qualified purchasers. By their terms, the Subordinated Notes may only be owned by U.S. persons. No Subordinated Note (or interests in such notes) may be acquired or owned by any person that is classified for U.S. federal income tax purposes as a disregarded entity (unless the beneficial owner of such person is a corporation that is not a subchapter S corporation or otherwise taxable as a corporation), partnership, subchapter S corporation or grantor trust unless such person obtains a legal opinion to the effect that such acquisition or ownership will not cause the Securitization Issuer to be treated as a publicly traded partnership taxable as a corporation.

Membership interests in the Securitization Issuer may be transferred only with the written consent of the designated manager of the Securitization Issuer, which is us. Even with such consent, such membership interests may not be transferred unless, simultaneously with the transfer of such membership interests: (1) a proportionate amount of the Subordinated Notes are transferred so that the ratio of the percentage interest of the Subordinated Notes so transferred to all Subordinated Notes and the ratio of the percentage interest of the membership interests so transferred to all membership interests are equal, (2) the transfers of membership interests and the Subordinated Notes referred to in this paragraph are made to the same person or entity, and (3) the percentage interest of the membership interests and the Subordinated Notes, respectively, so transferred is no less than ten percent. The membership interests and the Subordinated Notes must at all times be held in such proportion that the ratio set forth in clause (1) is always met.

As of September 30, 2011 and 2010, the Securitization Issuer held investments in 79 and 77 portfolio companies with a total fair value of $284.3 and $272.8 million, respectively. The pool of loans in the Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

SBIC License

On August 24, 2010, GC SBIC IV, L.P., our wholly owned subsidiary, received approval for a license from the SBA to operate as an SBIC. As an SBIC, GC SBIC IV L.P. is subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which it may invest as well as the structures of those investments.

The license allows GC SBIC IV, L.P. to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to us, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

As of September 30, 2011, we had committed and funded $50.0 million of equity capital to GC SBIC IV, L.P. and had SBA debentures of $61.3 million outstanding, which mature between March 2021 and March 2022. For the year ended September 30, 2011, the effective annualized average interest rate, which includes amortization of fees paid on the debentures, was 3.0%. The interest rate on the $20.0 million of outstanding debentures was fixed on March 29, 2011 at an interest rate of 4.5%. The interest rate on $35.3 million was fixed on September 21, 2011 at an interest rate of 3.3%. Prior to this date, we were charged an interim financing rate of approximately 1.0%. We were also charged an interim financing rate of approximately 1.3% on the remaining $6 million of outstanding debentures.

As of September 30, 2011, we had available commitments of $38.7 million from the SBA.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225 million. It is possible that GC SBIC IV, L.P. will be constrained in its ability to issue SBA-guaranteed debentures in the future if other Golub Capital SBICs have already issued such debentures. As of September 30, 2011, the two other SBIC licensees operated by Golub Capital had an aggregate of $123.8 million of SBA-guaranteed debentures outstanding, leaving aggregate borrowing capacity of a maximum of $39.9 million of SBA-guaranteed debentures for GC SBIC IV, L.P. and the two other SBIC licensees, none of which is required to be allocated to us. The borrowing capacity of GC SBIC IV, L.P. could be expanded if any other Golub Capital SBICs retire their SBA-guaranteed debentures, and the other two SBIC licensees are limited to only making add-on investments in existing portfolio companies, making the majority of the incremental borrowing capacity available to GC SBIC IV, L.P. As of September 30, 2010, GC SBIC IV, L.P. did not have any outstanding SBA-guaranteed debentures. Unless specifically approved by the SBA, the other two licensees were prohibited by the SBA from making new investments when GC SBIC IV, L.P. received its license on August 24, 2010.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement under the 1940 Act to exclude SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility, but also increases our risks related to leverage.

Revolving Credit Facility

On July 21, 2011, Funding, our wholly owned subsidiary, entered into the $75 million senior, secured revolving Credit Facility with Wells Fargo Securities, LLC, as administrative agent and Wells Fargo Bank, N.A., as lender.

Under the Credit Facility, which matures on October 21, 2015, the lender has agreed to extend credit to Funding in an aggregate principal amount of $75 million. Funding’s ability to draw under the Credit Facility is scheduled to terminate on October 20, 2012. The period from the closing date until October 20, 2012 is referred to as the reinvestment period. All amounts outstanding under the Credit Facility are required to be repaid by October 21, 2015. Through the reinvestment period, the Credit Facility bears interest at LIBOR plus 2.25% per annum. After the reinvestment period, the rate will reset to LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, we are required to pay a non-usage fee of 0.50% per annum on any unused portion of the Revolving Credit Facility. After six months from the close of the Credit Facility, the non-usage fee will be 0.50% for any unused portion up to $30 million and 2.00% on any unused portion in excess of $30 million. The Credit Facility is secured by all of the assets held by Funding, and we have pledged our interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure our obligations as the transferor and servicer under the Credit Facility. Both we and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

We plan to transfer certain loans and debt securities we have originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with our investment objectives.

Total Return Swap

On June 17, 2011, GCMF entered into the TRS with Citibank. The purpose of entering into the TRS was to gain economic exposure to a portfolio of broadly syndicated loans.

Under the terms of the TRS, we have the ability to recommend purchases of loans, but all investment decisions are subject to approval by Citibank. The loans are purchased in the open market by Citibank at fair value. The maximum fair value of the portfolio loans subject to the TRS is $100 million (determined at the time each such loan becomes subject to the TRS).

In order for Citibank to purchase a loan for the TRS, each individual loan, and the portfolio of loans taken as a whole, must meet certain specified criteria. We receive from Citibank all interest and fees payable in respect of the loans included in the portfolio. We pay to Citibank interest at a rate equal to three-month LIBOR plus 1.2% per annum based on the settled notional value of the TRS. In addition, upon the termination or repayment of any loan subject to the TRS, we will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. On a quarterly basis, net payment between us and Citibank for interest and realized appreciation and depreciation on the portfolio of loans occurs.

At the time each loan is added to the TRS, we are initially required to cash collateralize 20% of the market value of the loan subject to the TRS. We may also be required to post additional collateral from time to time as a result of a decline in the fair value of the portfolio of loans subject to the TRS. If we decline to deposit additional cash collateral, then Citibank will have the right to terminate the TRS and seize all or a portion of the cash collateral posted by us to cover any losses it incurs in liquidating the loans subject to the TRS. Our exposure under the TRS is limited to the value of assets held at GCMF, which primarily consists of cash collateral on deposit with Citibank.

We act as the manager of the rights and obligations of GCMF under the TRS.

Citibank may terminate the TRS on or after the third anniversary of the effective date of the TRS. We may terminate the TRS at any time upon providing at least 30 days notice prior to the proposed settlement date of the reference assets related to such termination.

As of September 30, 2011, the fair value of the TRS was $(1.8) million. The change in the fair value of the TRS was $(1.8) million for the year ended September 30, 2011. For GAAP purposes, realized gains and losses on the TRS are composed of any gains or losses on the referenced portfolio of loans as well as the net interest received or owed at the time of the quarterly settlement. For GAAP purposes, unrealized gains and losses on the TRS are composed of the net interest income earned or interest expense owed during the period that was not previously settled as well as the change in fair value of the referenced portfolio of loans.

The referenced portfolio of loans is valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to us and the board of directors for review and testing. To the extent we or the board of directors has any questions or concerns regarding the valuation of the reference portfolio of loans, such valuation will be discussed or challenged pursuant to the terms of the TRS.

As of September 30, 2011, the TRS had a portfolio with a cost basis of $97.5 million, an unfunded commitment of $163,000 and a notional value of $97.6 million and, through GCMF, we recorded cash collateral on deposit with custodian in the amount of $19.7 million, which represents collateral held at Citibank. Of the $97.6 million of notional value at September 30, 2011, $46.5 million represented loans that were sold by us to various third party brokers at fair value, which were subsequently, independently purchased at a fair value of $46.5 million by Citibank for the TRS. Based on a review of the legal documents and discussions with legal counsel, we determined that the initial sale of these loans to such third party brokers and the subsequent sale of such loans from the brokers to Citibank should each be recorded as a sale for accounting purposes, and we treated the initial sale as a true sale for legal and accounting purposes. There is no recourse to us for the sold loans other than pursuant to customary and standard Loan Syndication and Trading Association assignment documentation for breaches of representations and warranty as to title, nor do we have the right to redeem the sold loans. The Moody’s weighted average rating of the referenced portfolio of loans within the TRS was B1 at September 30, 2011.

For purposes of the asset coverage ratio test applicable to us as a business development company, we have agreed with the Staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by us under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the Staff of the SEC. See “— Senior Securities” below.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, our portfolio companies have and may continue to experience the impact of inflation on their operating results.

Contractual Obligations and Off-Balance Sheet Arrangements

A summary of our significant contractual payment obligations as of September 30, 2011 is as follows:

	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Debt Securitization	$174.0	$—	$—	$—	$174.0
SBA Debentures	61.3	—	—	—	61.3
Credit Facility	2.4	—	—	2.4	—
Unfunded commitments(1)	49.4	49.4	—	—	—
Total contractual obligations	$287.1	$49.4	$—	$2.4	$235.3

(1)	Unfunded commitments represented all amounts unfunded as of September 30, 2011. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of September 30, 2011.

The Notes offered in the Debt Securitization are scheduled to mature on July 20, 2021. The SBA Debentures are scheduled to mature between March 2021 and March 2022. The Credit Facility is scheduled to mature on October 21, 2015.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of September 30, 2011 and September 30, 2010, we had outstanding commitments to fund investments totaling $49.4 million and $26.6 million, respectively.

Our derivative instruments contain elements of off-balance sheet market and credit risk. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of our derivative instruments. If market conditions move against us, we may not achieve the anticipated benefits of these derivative instruments and may realize a loss. We minimize market risk through monitoring our investments. In addition to market risk, we have credit risk that a counterparty will not be able to meet its obligations to us. It is our policy to review, as necessary, the credit standing of each counterparty.

We have certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. The Investment Advisory Agreement became effective upon the pricing of our initial public offering and was amended and restated on July 16, 2010 in order to offset fees payable in connection with the Debt Securitization against the base management fee. Under the Investment Advisory Agreement, GC Advisors provides us with investment advisory and management services. For these services, we pay (1) a management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance. To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, we intend to reduce the base management fee by an amount equal to the product of (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by us. See “Management Agreements — Management Fee.”

We also entered into the Administration Agreement with GC Service as our administrator on April 14, 2010. Under the Administration Agreement, GC Service furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse GC Service for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. GC Service also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

If any of the contractual obligations discussed above is terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required under the Code to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our net stockholders on an annual basis. Additionally, we must meet the annual distribution requirements of the U.S. federal excise tax rules. We intend to distribute quarterly distributions to our stockholders as determined by our board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then our stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Many of the loans in our portfolio have floating interest rates, and we expect that our loans in the future will also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable interest rates under such loans to current market rates on a quarterly basis. In addition, the Class A Note issued as a part of Debt Securitization and the Credit Facility have floating interest rate provisions based on LIBOR, which resets quarterly, and we expect that any other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the balance sheet as of the periods covered by this analysis were to remain constant and that we took no actions to alter our existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

We entered into ten-year U.S. Treasury futures contracts in September 2011 to mitigate our risks associated with a rising ten-year U.S. Treasury rate. This transaction insulates against adverse changes in such rate, but also limits our ability to participate in the benefits of lower interest rates.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Investments

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of the portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and may differ materially from values that may ultimately be received or settled.

Our board of directors is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 — Fair Value Measurements and Disclosures, as amended by Accounting Standards Update 2010-06, for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial instruments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1:	Inputs are unadjusted, quoted prices in active markets for identical financial instruments at the measurement date.
Level 2:	Inputs include quoted prices for similar financial instruments in active markets and inputs that are observable for the financial instruments, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3:	Inputs include significant unobservable inputs for the financial instruments and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the financial instrument. The following section describes the valuation techniques used by us to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Money market accounts held at large financial institutions and derivatives that are valued based on quoted market prices in active markets are categorized in Level 1 of the fair value hierarchy. All other financial instruments that were recorded at fair value as of September 30, 2011 were valued using Level 3 inputs of the fair value hierarchy. As of September 30, 2010, we also invested in commercial paper, which is a Level 2 investment.

Level 1 assets are valued using quoted market prices. Level 2 assets are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar instruments. Financial instruments that are recorded at Level 3 of the valuation hierarchy are our debt and equity investments, as well as our investment in the TRS. Level 3 assets are valued at fair value as determined in good faith by the board of directors, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on fair value) of our valuation of portfolio companies without readily available market quotations subject to review by an independent valuation firm.

When valuing Level 3 debt and equity investments, we may take into account the following factors, where relevant, in determining the fair value of the investments: the enterprise value of a portfolio company, the nature and realizable valuable of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. In addition, for certain debt and equity investments, we may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept for an investment. We generally use the midpoint of the bid/ask range as the best estimate of fair value of such investment.

The referenced portfolio of loans of the TRS is valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to us and the board of directors for review and testing. Our board of directors reviews and approves the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of its quarterly determination of net asset value. To the extent that we or the board of directors has any questions or concerns regarding the valuation of the reference portfolio of loans, such valuation will be discussed or challenged pursuant to the terms of the TRS.

Revenue Recognition:

Our revenue recognition policies are as follows:

Investments and Related Investment Income:  Our board of directors determines the fair value of our portfolio of investments. Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK is not likely to be collectible. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

We account for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations. We record the fair value of the futures contracts based on the unrealized gain or loss of the reference securities of the futures contracts. Upon maturity or settlement of the futures contracts, we will realize a gain or loss based on the difference of the fair value of the futures contracts at inception and the fair value of the futures contracts at settlement or maturity. This gain or loss would be included on the consolidated statements of operations as net realized gain (loss) on derivative instruments.

We record the fair value of our investment in the TRS based on the unrealized gain or loss of the reference securities of the TRS. For GAAP purposes, realized gains and losses on the TRS are composed of any gains or losses on the referenced portfolio of loans as well as the net interest received or owed at the time of the quarterly settlement. For GAAP purposes, unrealized gains and losses on the TRS are composed of the net interest income earned or interest expense owed during the period that was not previously settled as well as the change in fair value of the referenced portfolio of loans.

Non-accrual:  Loans may be left on accrual status during the period we are pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. We generally reverse accrued interest when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We restore non-accrual loans to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. The total fair value of our non-accrual loans were $2.9 million and $3.1 million as of September 30, 2011 and September 30, 2010, respectively.

Income taxes:

We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, we are required to meet certain source of income and asset diversification requirements and timely distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. We have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

Because federal income tax regulations differ from generally accepted accounting principles in the United States of America, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Senior Securities

Information about our senior securities is shown in the following table as of September 30, 2011 and September 30 for each of the years indicated in the table.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Retired Credit Facility
September 30, 2008	$123,083	$1,137	—	N/A
September 30, 2009	$315,306	$1,294	—	N/A
Debt Securitization
September 30, 2010	$174,000	$2,487	—	N/A
September 30, 2011	$174,000	$3,620	—	N/A
Credit Facility
September 30, 2011	$2,383	$263,101	—	N/A
SBA Debentures
September 30, 2011	$61,300	$10,313	—	N/A
TRS(5)
September 30, 2011	$77,986	$8,120	—	N/A
Total Debt as of September 30, 2011(6)	$254,369	$2,240	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.
(5)	For purposes of determining our compliance with the asset coverage ratio test applicable to us as a business development company, we have agreed with the Staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by us under the TRS, as a senior security for the life of that instrument. Further, for purposes of determining our compliance with the 70% qualifying assets requirement of the 1940 Act, we have agreed to treat the TRS, as a whole, as a non-qualifying asset. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the Staff of the SEC.
(6)	These amounts exclude the SBA debentures pursuant to exemptive relief we received from the SEC on September 13, 2011.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on April 15, 2010 and is currently traded on The NASDAQ Global Select Market under the symbol “GBDC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since shares of our common stock began being regularly quoted on The NASDAQ Global Select Market.

Period	NAV(1)	Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Distributions(4)
		High	Low
Fiscal year ended September 30, 2010
Third quarter(3)	$14.67	$14.85	$12.85	101.2%	87.6%	$0.24
Fourth quarter	$14.71	$15.30	$13.83	104.0%	94.0%	$0.31
Fiscal year ended September 30, 2011
First quarter	$14.74	$17.95	$15.44	121.7%	104.7%	$0.31
Second quarter	$14.75	$17.60	$15.78	119.3%	107.0%	$0.32
Third quarter	$14.75	$16.30	$14.40	110.5%	97.6%	$0.32
Fourth quarter	$14.56	$15.81	$14.00	108.6%	96.2%	$0.32
Fiscal year ended September 30, 2012
First quarter	N/A	$16.00	$14.16	N/A	N/A	$0.32
Second quarter (through January 26, 2012)	N/A	$15.77	$15.19	N/A	N/A	—

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	From April 15, 2010 (initial public offering) to June 30, 2010.
(4)	Includes a return of capital for tax purposes of approximately $0.06 per share for the fiscal year ended September 30, 2010.

Shares of business development companies may trade at a market price that is less than the NAV that is attributable to those shares. Our shares traded on The NASDAQ Global Select Market at $14.85 and $15.30 as of September 30, 2011 and 2010, respectively. Our NAV was $14.56 and $14.71 as of September 30, 2011 and 2010, respectively. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

On January 26, 2012, the last reported closing price of our common stock was $15.71 per share. As of January 26, 2012 we had 166 stockholders of record.

THE COMPANY

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We were formed in November 2009 to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007, to make investments in senior secured, unitranche, mezzanine and second lien loans of middle-market companies that are, in most cases, sponsored by private equity firms.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $5.0 billion of capital under management as of September 30, 2011, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

As of September 30, 2011, our portfolio at fair value was comprised of 44.3% senior secured loans, 38.7% unitranche loans, 4.8% second lien loans, 10.2% mezzanine loans and 2.0% equity. Over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets.

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and second lien loans and warrants and minority equity securities by investing approximately $5 to $25 million of capital, on average, in the securities of middle-market companies. We may also selectively invest more than $25 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

In the current environment, we continue to focus on unitranche investments given the greater principal protection from the first lien nature of these loans. However, we have recently seen some compelling risk/reward opportunities in mezzanine debt.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average adjusted gross assets (including leverage, unrealized depreciation or appreciation on derivative instruments, and cash collateral on deposit with the custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and has entered into the Staffing Agreement, with two Golub Capital affiliates, Golub Capital Incorporated and Golub Capital Management LLC. Under the Staffing Agreement, these companies make experienced investment professionals available to GC Advisors and provide access to the senior investment personnel of Golub Capital and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by Golub Capital and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Related Party Transactions and Certain Relationships.” However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals.

GC Service

GC Service, an affiliate of GC Advisors, provides the administrative services necessary for us to operate. GC Service furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, GC Service performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. In addition, GC Service also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, printing and disseminating reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. GC Service may retain third parties to assist in providing administrative services to us. To the extent that GC Service outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to GC Service. We reimburse GC Service for the allocable portion (subject to the review and approval of our board of directors) of GC Service’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. GC Service also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (defined as total debt financing of under $100 million) in 2009, based both on deal value and number of deals. In 2008, Golub Capital was presented with three major middle-market lender awards from leading industry publications and organizations, including: Buyouts Magazine’s “Middle-market Lender of the Year,” M&A Advisor’s “Financing Firm of the Year” and ACG Mergers & Acquisitions’ “M&A Lender of the Year.” In addition, M&A Advisor named Golub Capital the “Mezzanine Financing Agent of the Year” in 2009. These awards do not constitute an endorsement by any such publication or organization of the securities being offered by this prospectus. As of September 30, 2011, Golub Capital had over $5.0 billion of capital under management, with a team of 52 investment professionals dedicated to U.S. middle-market lending in New York, Chicago and Atlanta.

Since its founding, Golub Capital has closed deals with over 170 middle-market sponsors and repeat transactions with over 80 sponsors. We believe that Golub Capital enjoys robust deal flow. Golub Capital received notice of approximately 1,700 potential investments in 2010 and more than 1,500 potential investments through the first eleven months of 2011, many of which we believe were proprietary or relationship-based opportunities.

Golub Capital has a long track record of investing in unitranche and junior capital financings, which is our long-term investment focus. Golub Capital invested more than $2.6 billion in unitranche and mezzanine transactions across a variety of market environments and industries between 2001 and September 30, 2011. From 2005 through 2010, Golub Capital invested in more than 250 middle-market companies and as of

September 30, 2011, it held debt investments in more than 160 middle-market companies. Golub Capital has developed expertise in industries such as business and consumer services, consumer products, defense, value-added distribution, healthcare services, manufacturing, media and restaurants.

Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Gregory W. Cashman and Andrew H. Steuerman. As of September 30, 2011, Golub Capital’s 52 investment professionals had an average of over 11 years of investment experience and were supported by 75 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We intend to pursue an investment strategy focused on investing in senior secured, unitranche, mezzanine and second lien loans of, and warrants and minority equity securities in, U.S. middle-market companies. We believe the economic recession and the recent dislocation in U.S. credit markets have provided excellent conditions for middle-market lending. We find the middle-market attractive for the following reasons:

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources.

Pricing and Deal Structures.  We believe that as a result of current macroeconomic issues such as the downgrade of U.S. debt, a weakened U.S. economy and the European sovereign debt crisis, there has been reduced access to, and availability of, debt capital to middle-market companies, which has resulted in a widening of interest spreads, more conservative deal structures and stronger covenants. We believe these market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which has access through the Staffing Agreement to the resources and expertise of Golub Capital’s 127 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of September 30, 2011, the 52 investment professionals of Golub Capital had an average of over 11 years of investment experience and were supported by 75 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology, and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns. In 2009, Buyouts Magazine named Golub Capital “Middle-Market Lender of the Year” for the second consecutive year and M&A Advisor named Golub Capital the “Mezzanine Financing Agent of the Year” in 2009. These awards do not constitute an endorsement by any such publication or organization of the securities being offered by this prospectus.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (total debt financing of under $100 million) for 2009, based both on deal volume and number of deals. We believe this market position makes Golub Capital the first choice lender to many sponsors. Since its inception, Golub Capital has closed deals with over 170 middle-market sponsors and repeat transactions with over 80 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants. We expect that GC Advisors will select borrowers whose businesses will retain significant value, even in a depressed market or a distressed sale. We intend to reduce risk further by focusing on proven, successful sponsors. While emphasizing thorough credit analysis, we intend to maintain strong relationships with sponsors by offering rapid initial feedback from senior investment professionals to each investment opportunity shown to us.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled us to identify problems early and to assist borrowers before they face difficult liquidity constraints. If necessary, GC Advisors can assume the role of deal sponsor in a work-out situation and has extensive restructuring experience, both in and out of bankruptcy. We believe in the need to prepare for possible negative contingencies in order to address them promptly should they arise.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation, by investing primarily in senior secured, unitranche, mezzanine and second lien loans of, and warrants and minority equity securities in U.S. middle-market companies. We seek to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries and private equity investors.

We primarily target U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle-market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

•	annual EBITDA of $5 million to $50 million;
•	sustainable leading positions in their respective markets;
•	scalable revenues and operating cash flow;
•	experienced management teams with successful track records;
•	stable, predictable cash flows with low technology and market risks;
•	a substantial equity cushion in the form of capital ranking junior to our investment;
•	low capital expenditures requirements;

•	a North American base of operations;
•	strong customer relationships;
•	products, services or distribution channels having distinctive competitive advantages;
•	defensible niche strategy or other barriers to entry; and
•	demonstrated growth strategies.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination.  GC Advisors sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Golub Capital’s origination personnel are located in three offices across the United States. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which we believe enables GC Advisors to be highly selective in recommending investments to us.

Credit Evaluation.  We utilize the systematic, consistent approach to credit evaluation developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. While the size of this equity cushion will vary over time and across industries, the equity cushion generally sought by GC Advisors today is between 40% and 60% of total portfolio capitalization. We generally focus on the criteria developed by Golub Capital for evaluating prospective portfolio companies. In evaluating a particular company, we put more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of our loan divided by the enterprise value of the company in which we are investing), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. Our due diligence process for middle-market credits will typically entail:

•	a thorough review of historical and pro forma financial information,
•	on-site visits,
•	interviews with management, employees, customers and vendors,
•	a review of loan documents and material contracts,
•	third-party “quality of earnings” accounting due diligence,
•	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, products and services and competitors, and
•	the commission of a third-party market studies when appropriate.

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:

ILLUSTRATIVE DEAL EVALUATION PROCESS

FUND INVESTMENTS

Execution.  In executing transactions for us, GC Advisors utilizes the due diligence process developed by Golub Capital. Through a consistent approach to credit evaluation and careful attention to the details of execution, it seeks to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee on a consensus basis, it moves through a series of steps, including initial documentation using standard document templates and the establishment of negotiating boundaries, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.

Monitoring.  We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to our performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used as a tool by GC Advisors to assess investment performance relative to our investment plan. In addition, our portfolio companies may rely on us to provide them with financial and capital markets expertise.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ investment performance rating:

Risk Ratings Definition
Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however; loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the investment performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors reviews these investment performance ratings on a quarterly basis, and our board of directors reviews and affirms such ratings.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2011 and 2010:

	September 30, 2011		September 30, 2010
Investment Performance Rating	Investments at Fair Value (In thousands)(1)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$49,691	10.8%	$98,307	28.5%
4	360,259	78.7	199,876	58.0
3	45,141	9.9	41,948	12.2
2	2,891	0.6	4,738	1.3
1	—	0.0	—	0.0
Total	$457,982	100.0%	$344,869	100.0%

(1)	The fair value of the TRS at September 30, 2011 was $(1.8) million. We did not have an investment in a total return swap as of September 30, 2010. The TRS is included in the above table with an investment performance rating of 4 as of September 30, 2011.

Investment Committee

The purpose of GC Advisors’ investment committee, which is comprised of officers of GC Advisors, is to evaluate and approve all of our investments, subject to the oversight of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. All of our new investments must be approved by a consensus of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, together referred to as accounts sponsored or managed by Golub Capital and its affiliates.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured Loans.  We structure these investments as senior secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on senior secured loans will generally range between 4% and 6% over applicable LIBOR. In addition, we expect that senior secured loans will include LIBOR floors that will generally range from 0% to 2%.

Unitranche Loans.  We structure our unitranche loans as senior secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we are the sole lender, or we together with our affiliates are the sole lender, of unitranche loans, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. Under market conditions as of the date of this prospectus, we expect that the interest rate on unitranche loans will generally range between 6% and 8% (reflecting a blending of rates appropriate for the senior and junior debt exposures inherent in a unitranche loan) over applicable LIBOR. In addition, we expect that unitranche loans will include LIBOR floors that will generally range from 0% to 2%.

Second Lien Loans.  We structure these investments as junior, secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. Second lien loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on second lien loans will generally range between 8% and 12%.

Mezzanine Loans.  We structure these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred until loan maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. Under market conditions as of the date of this prospectus, we expect that the interest rate on mezzanine loans will generally range between 11% and 14%.

Warrants and Minority Equity Securities.  In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and second lien loans and warrants and minority equity securities by investing approximately $5 million to $25 million of capital, on average, in the securities of middle-market companies. Set forth below is a list of our ten largest portfolio company investments as of September 30, 2011, as well as the top ten industries in which we were invested as of September 30, 2011, in each case calculated as a percentage of our total investments as of such date.

Portfolio Company	Fair Value of Investment (in thousands)	Percentage of Total Investments
Tri-County Petroleum, Inc	$16,737	3.6%
Vision Source LP	14,747	3.2%
Entrust, Inc.	14,244	3.1%
Market Track, LLC	12,768	2.8%
Flint Trading, Inc.	12,466	2.7%
Competitor Group, Inc.	11,729	2.6%

Portfolio Company	Fair Value of Investment (in thousands)	Percentage of Total Investments
Time-O-Matic	11,416	2.5%
Strategic Partners, Inc.	11,327	2.5%
Rubio's Restaurants, Inc.	10,232	2.2%
Advanced Pain Management	9,138	2.0%
	$124,804	27.2%

Industry	Fair Value of Investment (in thousands)	Percentage of Total Investments
Healthcare, Education and Childcare	$86,523	18.8%
Diversified Conglomerate Service	51,332	11.2%
Retail Stores	44,153	9.6%
Electronics	36,614	8.0%
Beverage, Food and Tobacco	31,790	6.9%
Diversified Conglomerate Manufacturing	28,335	6.2%
Leisure, Amusement, Motion Pictures and Entertainment	23,178	5.0%
Personal and Non-Durable Consumer Products	22,880	5.0%
Buildings and Real Estate	20,924	4.6%
Personal, Food and Miscellaneous Services	19,377	4.2%
	$365,106	79.5%

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. GC Service or an affiliate of GC Service provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and reimburse GC Service or an affiliate of GC Service, as applicable, for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of Golub Capital and its affiliates to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the senior members of Golub Capital and its affiliates enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by GC Advisors. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers are employees of GC Service, an affiliate of GC Advisors, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs are paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management” are also officers of GC Advisors. See “Management Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606 and are provided by GC Service pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate to our business.

Legal Proceedings

We, GC Advisors and GC Service are not currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2011 for each portfolio company in which we had an investment. The general terms of our equity investments are described in “The Company —  Investment Structure.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities. The loans in our current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates. As of September 30, 2011, there were 79 portfolio companies with a total fair value of $284.3 million securing the notes issued as part of the Debt Securitization. The pool of loans in the Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
ABP Corporation 19 Fid Kennedy Ave Boston, MA 02210	Beverage, Food and Tobacco	Senior Secured Term Loan B*	6.75% (LIBOR+5.25%)	06/2016	$4,581	—
		Senior Loan	N/A(3) (LIBOR+5.25%)	06/2016	—
ADG, LLC 2100 Rexford Road Suite 300 Charlotte, NC 28211	Healthcare, Education and Childcare	Senior Secured Term Loan A*	6.25% (LIBOR+4.75%)	03/2014	3,389	—
		Senior Secured Revolver	7.00% (PRIME+3.25%)	03/2014	21	—
		Senior Secured Delayed Draw Term Loan	N/A(3) (LIBOR+4.75%)	03/2014	—	—
Advanced Pain Management Holdings, Inc. 4131 W. Loomis Rd Ste 300 Greenfield, WI 53221	Healthcare, Education and Childcare	Subordinated Debt	14.00%(4)	06/2016	7,798	—
		Common Stock	—	—	67	1.4%
		Preferred Stock	—	—	1,273	1.4%
AGData, L.P. 2100 Rexford Road, Suite 300 Charlotte, NC 28211	Farming and Agriculture	Unitranche Term Loan	7.75% (LIBOR+6.25%)	08/2016	2,972	—
Affordable Care Inc. 4990 Highway 70 West Kinston, NC 28504	Personal, Food and Miscellaneous Services	Senior Secured Revolver	N/A(3) (LIBOR+5.00%)	12/2015	—	—
		Senior Secured Term Loan*	6.50% (LIBOR+5.00%)	12/2015	3,686	—
American Fire Protection Group, Inc. 8426 E. Shea Blvd. Suite 16 Scottsdale, AZ 85260	Buildings and Real Estate	Senior Secured Term Loan C	9.00% (LIBOR+6.75%)(6)	06/2011	1,105	—
Amerifile, LLC 1940 West Oak Circle Marietta, GA 30062	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Term Loan A*	6.50% (LIBOR+5.00%)	03/2016	4,434	—
Ameriqual Group, LLC 18200 Highway 41 N Evanville, IN 47725	Beverage, Food and Tobacco	Senior Secured Term Loan A*	6.51% (LIBOR+5.00%)	03/2016	1,960	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
		Senior Secured Term Loan B*	9.00% (LIBOR+7.50%)	03/2016	848
ASP PDM Acquisition Co. LLC 2800 Melby Street Eau Claire, WI 54703	Buildings and Real Estate	Senior Secured Term Loan*	3.29% (LIBOR+2.75%)	12/2013	411	—
Atkins Nutritionals, Inc. 1050 17th Street Ste 1000 Denver, CO 80265	Beverage, Food and Tobacco	Secured Lien Term Loan B	12.92% (LIBOR+10.92%)	12/2015	5,028	—
		LLC Interest	—	—	838	—
Automatic Bar Controls, Inc. 790 Eubanks Drive Vacaville, CA 95688	Personal, Food and Miscellaneous Services	Senior Secured Term Loan A*	7.44% (LIBOR+5.75%)	03/2016	1,125	—
		Senior Secured Revolver	8.00% (PRIME+4.75%)	03/2016	2	—
Avatar International, LLC 1000 Primera Blvd, Ste 3144 Lake Mary, FL 32746	Healthcare, Education and Childcare	Unitranche Term Loan*	8.75% (LIBOR+7.50%)	09/2016	7,955	—
		Unitranche Revolver	N/A(3) (LIBOR+7.50%)	09/2016	(10)(5)	—
		LP Interest	—	—	651	—
Benetech, Inc. 1851 Albright Road Montgomery, IL 60538	Diversified Conglomerate Service	Unitranche Term Loan*	5.22% (LIBOR+5.00%)	12/2013	8,845	—
Bertucci’s Corporation 155 Otis Street Northborough, MA 01532	Beverage, Food and Tobacco	Senior Secured First Lien Last Out Term Loan*	14.27% (LIBOR+11.26%)	07/2012	1,943	—
Bonddesk Group LLC One Lovell Avenue Mill Valley, CA 94941	Finance	Senior Secured Term Loan*	6.50% (LIBOR+5.00%)	09/2016	1,008	—
Campus Management Acquisition Corp. 777 Yamato Road Boca Raton, FL 33431	Healthcare, Education and Childcare	Second Lien Term Loan	10.00% (LIBOR+8.25%)	09/2015	5,315	—
Cape Electrical Supply LLC P.O. Box 677 489 Kell Farm Drive Cape Girardeau, MO 63702	Electronics	Senior Secured Term Loan A*	7.50% (LIBOR+6.25%)(4)	11/2013	1,973	—
CHS/Community Health Systems(7) 1400 Meridian Boulevard Franklin, TN 37067	Healthcare, Education and Childcare	Senior Secured Delay Draw Term Loan*	2.57% (LIBOR+2.25%)	07/2014	486	—
Chuy’s OPCO, Inc. 1623 Toomy Road Austin, TX 78704	Retail Stores	Unitranche Revolver	N/A(3) (LIBOR+7.00%)	05/2016	—	—
		Unitranche Delayed Draw Term B Loan	N/A(3) (LIBOR+7.00%)	05/2016	—	—
		Unitranche Term A Loan	8.50% (LIBOR+7.00%)	05/2016	8,639	—
CIBT Holdings 1650 Tyson Blvd. Ste 1350 McLean, VA 22102	Diversified Cong lomerate Service	Senior Secured Acquisition Loan	N/A(3) (LIBOR+4.75%)	12/2015	—	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
		Senior Secured Term Loan A*	6.50% (LIBOR+4.75%)	12/2015	1,055	—
CLP Auto Interior Corporation 6868 Acco Street Montebello, CA 90640	Automobile	Senior Secured Term Loan A*	4.99% (LIBOR+4.75%)	06/2013	2,988	—
Community Hospices of America, Inc. Creekside Crossing IV Suite 360 Brentwood, TN 37027	Healthcare, Education and Childcare	Senior Secured Term Loan*	7.25% (LIBOR+5.50%)	12/2015	5,233	—
		Subordinated Debt	13.75% (LIBOR+11.75%)(4)	06/2016	1,822	—
		Senior Secured Revolver	N/A(3) (LIBOR+5.50%)	12/2015	—	—
Compass Group Diversified Holdings, LLC(7) 61 Wilton Road Second Floor Westport, CT 06880	Diversified Conglomerate Service	Senior Secured Term Loan*	4.25% (LIBOR+4.00%)	12/2013	4,444	—
Competitor Group, Inc. 4477 Waples Street Suite 160 San Diego, CA 92011	Leisure, Amusement, Motion Pictures and Entertainment	Unitranche Revolver	9.50% (LIBOR+7.50%)	09/2015	389	—
		Unitranche Delay Draw Term Loan	N/A(3) (LIBOR+7.50%)	09/2015	3,557	—
		Unitranche Term Loan A*	9.50% (LIBOR+7.50%)	09/2015	7,783	—
Cortz, Inc. 320 Industrial Drive West Chicago, IL 60185	Diversified Conglomerate Service	Senior Secured Term Loan A*	7.00% (LIBOR+5.50%)	03/2014	6,624	—
DDC Center Inc. 1001 DDC Way Fairfield, OH 45014	Healthcare, Education and Childcare	Unitranche Term Loan*	9.50% (LIBOR+6.50%)	10/2014	8,420	—
Delta Educational Systems, Inc. 144 Business Park Drive Suite 201 Virginia Beach, VA 23462	Healthcare, Education and Childcare	Senior Secured Term Loan*	6.00% (PRIME+2.75%)	06/2012	2,924	—
Den-Mat Holdings, LLC 2727 Skyway Drive Santa Maria, CA 93455	Healthcare, Education and Childcare	Senior Secured Term Loan	8.50% (LIBOR+7.50%)(4)(6)	06/2014	858	—
Digital Technology International, LLC 1180 N Mountain Spring Pkwy Springville, UT 84663	Diversified Conglomerate Service	Unitranche Revolver	N/A(3) (PRIME+6.00%)	09/2016	(9)(5)	—
		Unitranche Term Loan	8.75% (LIBOR+7.25%)	09/2016	6,430	—
Dr. Miracles, Inc. 183 Madison Ave Suite 405 New York, NY 10016	Personal and Non Durable Consumer Products	Unitranche Term Loan A*	10.00% (LIBOR+7.50%)	03/2014	3,210	—
Driven Brands, Inc. 128 South Tyron Street Suite 900 Charlotte, NC 28202	Automobile	Senior Secured Term Loan B*	6.53% (LIBOR+5.00%)	10/2014	5,108	—
DTLR, Inc. 7455-N New Ridge Road Hanover, MD 21076	Retail Stores	Secured Lien Term Loan A	11.00% (LIBOR+8.00%)	12/2015	5,861	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
EAG, Inc. 810 Kifer Road Sunnyvale, CA 94086	Diversified Conglomerate Service	Secured Term Loan*	6.75% (PRIME+3.50%)	07/2017	2,732		—
Entrust, Inc. 5400 LBJ Freeway Suite 1340 Dallas, TX 75240	Electronics	Unitranche Term Loan*	8.72% (LIBOR+7.22%)	03/2017	4,273		—
		Unitranche Term Loan*	8.73% (LIBOR+7.23%)	03/2017	9,971		—
Ernest Healthcare, Inc. 7770 Jefferson Street, NE Suite 320 Albuquerque, NM 87109	Healthcare, Education and Childcare	Senior Secured Term Loan*	6.25% (LIBOR+4.75%)	05/2016	2,527		—
Evolution1, Inc. 22 Waterville Road Avon, CT 06001	Diversified Conglomerate Service	Senior Secured Delayed Draw Term Loan	N/A(3) (LIBOR+4.75%)	06/2016	(33	)(5)	—
		Senior Secured Revolver	N/A(3) (LIBOR+4.75%)	06/2016	(7	)(5)	—
		Senior Secured Term Loan*	6.25% (LIBOR+4.75%)	06/2016	4,561		—
Extreme Fitness, Inc.(8) 8281 Vonge St. Thornhill, Ontario L3T 267	Leisure, Amusement, Motion Pictures, Entertainment	Subordinated Debt	14.50%(4)	11/2015	2,799		—
Flint Trading, Inc. 115 Todd Court Thomasville, NC 27360	Chemicals, Plastics and Rubber	Unitranche Term B*	8.75% (LIBOR+7.25%)	06/2016	12,466		—
		Unitranche Revolver	N/A(3) (LIBOR+7.25%)	06/2016	—		—
Fort Dearborn Company 1530 Morse Ave Elk Grove, IL 60007	Containers, Packaging and Glass	Senior Secured Term Loan A*	6.65% (LIBOR+4.75%)	08/2015	23		—
		Senior Secured Term Loan B*	7.12% (LIBOR+5.25%)	08/2016	49		—
		Senior Secured Term Loan A*	6.50% (LIBOR+4.75%)	08/2015	1,473		—
		Senior Secured Term Loan B*	7.00% (LIBOR+5.25%)	08/2016	3,258		—
G & H Wire Company, Inc. 2165 Earlywood Dr. Franklin, IN 46131	Healthcare, Education and Childcare	Senior Secured Term Loan*	7.25% (LIBOR+5.50%)	12/2015	5,775		—
		Senior Secured Revolver	N/A(3) (LIBOR+5.50%)	12/2015	—		—
		LP Interest	—	—	102		—
Heat Transfer Parent, Inc. 2777 Walden Avenue Buffalo, NY 14225	Diversified Conglomerate Manufacturing	Senior Secured Term Loan B*	3.24% (LIBOR+3.00%)	06/2013	1,682		—
HighJump Acquisition LLC 6455 City West Pkwy Eden Prairie, MN 55344	Diversified Conglomerate Service	Unitranche Delayed Draw Term Loan	N/A(3) (LIBOR+8.75%)	07/2016	(16)(5)		—
		Unitranche Term Loan B	10.00% (LIBOR+8.75%)	07/2016	5,469		—
Hospitalists Management Group, LLC 4535 Dressler Rd. NW Canton, OH 44718	Healthcare, Education and Childcare	Senior Secured Acquisition Loan	N/A(3) (LIBOR+4.50%)	05/2017	397		—
		Senior Secured Revolver	N/A(3) (LIBOR+4.50%)	05/2017	(18	)(5)	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)		Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
		Senior Secured Term Loan	6.75% (PRIME+3.50%)		05/2017	4,091	—
		Common Stock	—		—	38	—	(9)
Hosting.com (WCP/32 Points) 1400 Glenarm Place Suite 100 Denver, CO 80202	Telecommunications	Senior Secured Revolver	N/A(3) (LIBOR+6.75%)		05/2014	—	—
		Senior Secured Term Loan*	8.25% (LIBOR+6.75%)		05/2014	2,084	—
The Hygenic Corporation 1245 Home Avenue Akron, OH 44310	Healthcare, Education and Childcare	Senior Secured Term Loan*	2.75% (LIBOR+2.50%)		04/2013	2,197	—
Ignite Restaurant Group, Inc. 9900 West Park Drive Suite 300 Houston, TX 77063	Personal, Food and Miscellaneous Services	Senior Secured Term Loan*	6.25% (LIBOR+4.75%)		03/2016	6,633	—
IL Fornaio Corporation 770 Tamalpais Drive Suite 400 Corte Madera, CA 94925	Beverage, Food and Tobacco	Senior Secured Term Loan*	6.50% (LIBOR+5.25%)		06/2017	4,807	—
Infiltrator Systems, Inc. 6 Business Park Road P.O. Box 768 Old Saybrook, CT 06475	Buildings and Real Estate	Senior Secured Term Loan*	8.50% (LIBOR+5.50%)		09/2012	7,548	—
Integrated DNA Technologies, Inc. 1710 Commercial Park Coralville, IA 52241	Healthcare, Education and Childcare	Subordinated Debt	14.00%(4)		04/2015	3,800	—
		Subordinated Debt	14.00%		04/2015	450
		Subordinated Debt Delayed Draw Loan	N/A	(3)	04/2015	—	—
ITEL Laboratories, Inc. 6745 Phillips Industrial Blvd. Jacksonville, FL 32256	Buildings and Real Estate	Unitranche Term Loan A*	5.75% (LIBOR+4.50%)		03/2014	7,633	—
Julio & Sons Company 1101 N Brower Ste 160 Irving, TX 75061	Beverage, Food and Tobacco	Unitranche Delayed Draw Term B Loan	N/A(3) (LIBOR+7.00%)		09/2014	(22)(5)	—
		Unitranche Revolver	N/A(3) (LIBOR+7.00%)		09/2016	(15)(5)	—
		Unitranche Term Loan A*	8.50% (LIBOR+7.00%)		09/2016	7,103	—
		LLC Interest	—		—	521	—
KHKI Acquisition, Inc. 506 S. Wapello St. Mediapolis, IA 52637	Buildings and Real Estate	Senior Secured Term Loan B	8.50% (LIBOR+6.00%)		03/2013	2,080	—
		Senior Secured Term Loan	8.50% (LIBOR+6.00%)		03/2012	118	—
Market Track, LLC 125 High Rock Ave. 1st Fl Saratoga Springs, NY 12866	Printing and Publishing	Unitranche Revolver	N/A(3) (LIBOR+7.75%)		11/2015	—	—
		Unitranche Term Loan*	9.25% (LIBOR+7.75%)		11/2015	12,768	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
The Marshall Retail Group, LLC 5385 Wynn Road Las Vegas, NV 89118	Retail Stores	Senior Secured Term Loan A*	7.25% (LIBOR+4.50%)	04/2013	2,574	—
		Second Lien Term Loan B*	9.25% (LIBOR+6.50%)	04/2013	2,100	—
Massage Envy, LLC 14350 N 87th Street Suite 200 Scottsdale, AZ 85260	Personal and Non-Durable Consumer Products	Unitranche Term Loan*	6.50% (LIBOR+5.00%)	06/2016	6,742	—
		Unitranche Revolver	N/A(3) (LIBOR+5.00%)	06/2016	—	—
Maverick Healthcare Group, LLC 2536 W. Birchwood Ave. Suite 101 Mesa, AZ 85202	Healthcare, Education and Childcare	Senior Secured Term Loan A*	7.25% (LIBOR+5.50%)	12/2016	2,251	—
Metal Spinners, Inc. 800 Growth Parkway Angola, IN 46703	Diversified Natural Resources, Precious Metals and Minerals	Senior Secured Term B Loan*	10.00% (LIBOR+7.00%)	12/2014	1,728	—
		Senior Secured Term C Loan*	14.00% (LIBOR+11.00%)(4)	12/2014	3,153	—
MTS Medication Technologies, Inc. 2003 Grandy Blvd. North St. Petersburg, FL 33702	Personal and Non-Durable Consumer Products	Senior Secured Revolver	N/A(3) (PRIME+4.25%)	06/2016	—	—
		Unitranche Term Loan A*	7.00% (LIBOR+5.50%)	06/2016	1,601	—
NameMedia, Inc. 230 Third Avenue Waltham, MA 02451	Telecommunications	Senior Secured Revolver	8.25% (PRIME+5.00%)	11/2014	8	—
		Senior Secured Term Loan	7.50% (LIBOR+6.00%)	11/2014	2,461	—
Neptco Inc. P.O. Box 2323 30 Hamlet Street Pawtucket, RI 02861	Diversified Conglomerate Manufacturing	Senior Secured Term Loan	8.00% (LIBOR+6.00%)	03/2013	3,607	—
		Warrant	—	—	—	—
NeuroTherm, Inc. 30 Upton Drive Suite 2 Wilmington, MA 01887	Healthcare, Education and Childcare	Senior Secured Term Loan	6.50% (LIBOR+5.00%)	02/2016	243	—
		Senior Secured Revolver*	6.50% (LIBOR+5.00%)	02/2016	1,707	—
		Common Stock	—	—	569	1.2%
Noodles & Company 520 Zang Street Broomfield, CO 80021	Beverage, Food and Tobacco	Senior Secured Term Loan*	5.75% (LIBOR+4.50%)	02/2016	1,621	—
NS Holdings, Inc. 3500 Sunrise Highway Great River, NY 11739	Diversified Conglomerate Service	Senior Secured Term Loan*	7.65% (LIBOR+6.28%)	06/2015	2,140	—
		Senior Secured Delayed Draw*	N/A(3) (LIBOR+6.25%)	06/2015	—	—
NVA Acquisition Company 4165 E. Thousand Oaks Blvd., Suite 350 Westlake Village, CA 91362	Personal, Food and Miscellaneous Services	Senior Secured Term Loan	5.50% (LIBOR+4.25%)	06/2016	1,824	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Octane Fitness, LLC 9200 Wyoming Avenue North Suite 380 Brooklyn Park, MN 55445	Leisure, Amusement, Motion Pictures, and Entertainment	Unitranche Term Loan*	4.85% (LIBOR+4.60%)	03/2013	4,582		—
OnCore Manufacturing LLC 225 Caranado Drive Springfield, MA 01104	Diversified Conglomerate Manufacturing	Second Lien Term Loan*	11.00% (LIBOR+8.00%)	06/2016	3,648		—
Optronics Product Company, Inc. 4150 South 100th E. Ave. Suite 210 Tulsa, OK 74146	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured Term Loan A*	5.50% (LIBOR+4.50%)	12/2012	79		—
		Second Lien Term Loan B*	8.25% (LIBOR+7.25%)	12/2013	2,489		—
Pasternack Enterprises, Inc. 1851 Kettering Street Irvine, CA 92614	Diversified Conglomerate Manufacturing	Senior Secured Term Loan B*	6.00% (LIBOR+4.50%)	02/2014	4,377		—
Pillar Processing LLC 220 Northpointe Parkway Suite G Buffalo, NY 14228	Finance	Senior Secured Term Loan*	5.73% (LIBOR+5.50%)	05/2014	2,969		—
		Senior Secured Term Loan B*	14.50%	11/2013	2,807		—
Premier Yachts, Inc. 401 East Illinois Street Suite 425 Chicago, IL 60611	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Revolver	N/A(3) (LIBOR+5.50%)	12/2015	—		—
		Senior Secured Term Loan*	7.00% (LIBOR+5.50%)	12/2015	681		—
Pride Manufacturing Company, LLC 155 Franklin Rd. Ste 250 Brentwood, TN 37027	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured Term Loan*	7.25% (LIBOR+5.50%)	11/2015	819		—
Prommis Solutions Inc. 1544 Old Alabama Road Roswell, GA 30076	Banking	Senior Secured Delayed Draw Term Loan*	5.25% (PRIME+2.00%)(6)	02/2013	928		—
QuadraMed Corporation 12110 Sunset Hills Road Suite 600 Reston, VA 20190	Diversified Conglomerate Service	Senior Secured First Lien Term Loan*	6.75% (LIBOR+5.25%)	07/2016	1,202		—
Reliant Pro ReHab, LLC 5212 Village Creek Drive Plano, TX 75093	Healthcare, Education and Childcare	Senior Secured Term Loan A*	6.00% (LIBOR+4.75%)	06/2016	3,755		—
		Senior Secured Revolver	N/A(3) (LIBOR+4.75%)	06/2016	(18	)(5)	—
		Senior Secured Delayed Draw Term Loan	N/A(3) (LIBOR+4.75%)	06/2016	(6	)(5)	—
		Preferred Stock	—	—	263		0.4%
Restaurant Technologies, Inc. 2250 Pilot Knob Road Suite 100 Mendota Heights, MN 55120	Personal, Food and Miscellaneous Services	Senior Secured Delayed Draw Term Loan	N/A (LIBOR+4.75%)	05/2017	—		—
		Senior Secured Term Loan B*	6.00% (LIBOR+4.75%)	05/2017	1,116		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
Richelieu Foods, Inc. 15 Pacella Park Dr. Ste 210 Randolph, MA 02368	Beverage, Food and Tobacco	Senior Secured Term Loan*	6.76% (LIBOR+5.00%)	11/2015	2,225	—
		Senior Secured Revolver	7.25% (PRIME+4.00%)	11/2015	132	—
		LP Interest	—	—	220	—
Royall & Company 1920 E. Parham Rd. Richmond, VA 23228	Diversified Conglomerate Service	Senior Secured Term Loan*	6.50% (LIBOR+5.00%)	11/2015	770	—
Rubio’s Restaurants, Inc. 1902 Wright Place Suite 300 Carlsbad, CA 92008	Retail Stores	Unitranche Term Loan A*	8.75% (LIBOR+7.00%)	06/2015	9,433	—
		Preferred Stock	—	—	799	1.9%
The Service Companies, Inc. 660 Northwest 125 Street North Miami, FL 33168	Diversified Conglomerate Service	Senior Secured Term Loan A*	9.00% (LIBOR+6.50%)	03/2014	5,573	—
Sterilmed, Inc. 11400 73rd Ave. North Maple Grove, MN 55369	Healthcare, Education and Childcare	Senior Secured Term Loan A*	10.00% (LIBOR+8.50%)	07/2016	3,079	—
		Senior Secured Revolver	N/A(3) (LIBOR+6.25%)	07/2015	—	—
Strategic Partners, Inc. 9800 De Soto Avenue Chatworth, CA 91311	Personal and Non-Durable Consumer Products	Subordinated Debt	14.00%(4)	02/2017	9,636	—
		LLC Interest	—	—	1,691	—
Sumtotal Systems, Inc. 2850 NW 43rd Street Suite 200 Gainesville, FL 32606	Diversified Conglomerate Service	Senior Secured Term Loan*	5.50% (LIBOR+4.25%)	12/2015	1,552	—
Sunless Merger Sub, Inc. 8909 South Freeway Drive Macedonia, OH 44056	Diversified Conglomerate Manufacturing	Senior Secured Term Loan*	6.25% (LIBOR+5.00%)	07/2016	2,400	—
		Senior Secured Revolver	N/A(3) (LIBOR+5.00%)	07/2016	(1)(5)	—
		LP Interest	—	—	148	—
Surgical Information Systems, LLC 3650 Mansell Rd Ste 500 Alpharetta, GA 30009	Healthcare, Education and Childcare	Second Lien Last Out Term Loan	9.23% (LIBOR+7.73%)	12/2015	5,047	—
		Common Stock	—	—	414	0.4%
Syncsort Incorporated 50 Tice Blvd Woodcliff Lake, NJ 07677	Electronics	Senior Secured Revolver	N/A(3) (LIBOR+5.50%)	03/2015	—	—
		Senior Secured Term Loan*	7.50% (LIBOR+5.50%)	03/2015	8,981	—
Syrgis Holdings, Inc. 1025 Mary Laidley Drive Covington, KY 41017	Chemicals, Plastics and Rubber	Senior Secured Term A Loan*	7.75% (LIBOR+5.50%)	08/2012	186	—
		Senior Secured Term B1 Loan*	8.25% (LIBOR+6.00%)	08/2013	864	—
		Senior Secured Term C Loan*	10.75% (LIBOR+8.50%)	02/2014	474	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
Tecomet Inc. 115 Eames Street Wilmington, MA 01887	Diversified Conglomerate Manufacturing	Senior Secured Revolver	N/A(3) (LIBOR+5.25%)	12/2015	—	—
		Secured Term Loan A*	7.00% (LIBOR+5.25%)	12/2015	4,564	—
Tecta America Corp. 5215 Old Orchard Road Suite 880 Skokie, IL 60077	Buildings and Real Estate	Senior Secured Revolver	9.00% (PRIME+5.75%)	03/2014	2,029	—
TIDI Products, LLC 570 Enterprise Drive Neenah, WI 54956	Healthcare, Education and Childcare	Senior Secured Term Loan*	6.50% (LIBOR+5.00%)	05/2015	2,228	—
		Senior Secured Revolver	N/A(3) (LIBOR+5.00%)	05/2015	—	—
Time-O-Matic, Inc. 1015 Maple Street Danville, IL 61832	Electronics	Subordinated Debt	13.25%	12/2016	11,416	—
TMW Systems, Inc. 21111 Chagin Blvd. Beachwood, OH 44122	Cargo Transport	Senior Secured Term Loan*	5.80% (LIBOR+4.25%)	05/2016	2,102	—
Top Knobs USA, Inc. 170 Township Line Rd Hillsborough, NJ 08844	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Term Loan A*	7.75% (LIBOR+5.75%)	11/2016	1,176	—
		Common Stock	—	—	73	0.1%
Trade Service Company, LLC 15445 Innovation Drive San Diego, CA 92128	Printing and Publishing	Unitranche Term Loan B*	14.00%(4)	06/2013	765	—
		Unitranche Revolver	N/A(3) (LIBOR+5.25%)	06/2013	—	—
		Unitranche Term Loan A*	6.75% (LIBOR+5.25%)	06/2013	1,342	—
Tri-County Petroleum, Inc. State Route 1036 P.O. Box 108 Defiance, PA 16633	Oil and Gas	Senior Secured Term Loan B*	6.02% (LIBOR+4.50%)	02/2015	3,051	—
		Subordinated Debt	14.00%(4)	08/2015	7,206	—
		Senior Secured Term B*	6.50% (LIBOR+5.00%)	02/2015	6,480	—
Trusthouse Service Group, Inc. 2201 Water Ridge Parkway Ste. 320 Charlotte, NC 28217	Personal, Food and Miscellaneous Services	Senior Secured Delayed Draw Term Loan	N/A(3) (LIBOR+5.13%)	07/2017	(5)(5)	—
		Senior Secured Revolver	7.38% (PRIME+4.13%)	07/2016	3	—
		Senior Secured Term Loan A	6.63% (LIBOR+5.13%)	07/2017	1,029	—
United Surgical Partners International, Inc. 15305 Dallas Parkway Suite 1600 – LB 28 Addison, TX 75001	Healthcare, Education and Childcare	Senior Secured Delay Draw Term Loan*	2.24% (LIBOR+2.00%)	04/2014	1,430	—
Vetcor Professional Practices LLC 350 Lincoln Place Hingham MA 02043	Personal, Food and Miscellaneous Services	Unitranche Delayed Draw Term Loan G	N/A(3) (LIBOR +6.00%)	02/2015	—	—
		Unitranche Term Loan G-1*	7.50% (LIBOR + 6.00%)	02/2015	1,944	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
		Unitranche Term Loan G-2	7.50% (LIBOR+6.00%)	02/2015	2,020	—
Vintage Parts, Inc. 120 Corporate Drive Beaver Dam, WI 53916	Diversified Conglomerate Manufacturing	Unitranche Term Loan A*	5.75% (LIBOR+5.50%)	12/2013	6,398	—
		Unitranche Term Loan C*	8.50% (LIBOR+6.00%)	12/2013	92	—
		Unitranche Term Loan D*	9.75% (LIBOR+8.00%)	12/2013	1,420	—
Vision Source L.P. 1849 Kingwood Drive Suite 101 Kingwood, TX 77339	Retail Stores	Unitranche Term Loan*	8.00% (LIBOR+6.75%)	04/2016	13,669	—
		Unitranche Revolver	8.00% (LIBOR+6.75%)	04/2016	142	—
		Common Stock	—	—	936	0.9%
West Corporation 11808 Miracle Hills Drive Omaha, NE 68154	Telecommunications	Senior Secured Revolver	N/A(3) (LIBOR+2.00%)	10/2012	(200)(5)	—
Whitcraft LLC 76 Country Rd. Eastford, CT 06242	Aerospace and Defense	Subordinated Debt	12.00%	12/2018	1,877	—
		Common Stock	—	—	670	1.1%
		Warrant	—	—	117	—
WII Components, Inc. 525 Lincoln Avenue SE St. Cloud, MN 56304	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Term Loan*	6.25% (LIBOR+4.75%)	07/2016	1,797	—
		Senior Secured Revolver	N/A(3) (LIBOR+4.75%)	07/2016	(2)(5)	—
Zenith Products Corporation 400 Lukens Drive New Castle, DE 19720	Home and Office Furnishings, Housewares, and Durable Consumer	Unitranche Term Loan A*	5.43% (LIBOR+5.00%)	09/2013	4,058	—
Total					$459,827

*	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization.
(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Euro Interbank Offered Rate, or EURIBOR, and which reset daily, quarterly, monthly or semiannually. For each debt investment, we have provided the current interest rate in effect as of September 30, 2011.
(2)	Percentage of class held refers only to common and preferred equity held, if any. Calculated on a fully diluted basis.
(3)	The entire commitment was unfunded at September 30, 2011. As such, interest was not being earned on this investment at September 30, 2011.
(4)	A portion of the interest may be deferred through a PIK interest rate option.
(5)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(6)	Loan was on non-accrual status as of September 30, 2011, meaning that we have ceased recognizing interest income on the loan.
(7)	Public company.
(8)	Non-U.S. company or principal place of business outside of the United States.
(9)	Percentage of class held is less than 0.1%.

MANAGEMENT

Board of Directors and its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of six members, four of whom are not “interested persons” of Golub Capital BDC, GC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of Golub Capital BDC, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of our investors for Mr. Golub to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However, William M. Webster IV, the chairman of the audit committee and the nominating and corporate governance committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Golub Capital BDC because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the board of directors. Each of our directors has been selected such that the board of directors represents a range of backgrounds and experiences.

Board of Directors

Under our certificate of incorporation and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Lawrence E. Golub	52	Chairman of the board of directors	2009	2013
David B. Golub	49	Chief Executive Officer	2009	2014
Independent Directors
John T. Baily	67	Director	2010	2012
Kenneth F. Bernstein	50	Director	2010	2012
Anita R. Rosenberg	47	Director	2011	2014
William M. Webster IV	54	Director	2010	2013

The address for each of our directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Ross A. Teune	43	Chief Financial Officer and Treasurer
Joshua M. Levinson	36	Chief Compliance Officer and Secretary

The address for each of our executive officers is c/o Golub Capital, BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

John T. Baily has over three decades of experience in the accounting industry and a substantial background in insurance industry matters. Mr. Baily currently serves as a member of the board of directors of RLI Corp. (NYSE) and Endurance Specialty Holdings, Ltd. (NYSE). He was elected to serve as a director to these companies in 2003. Mr. Baily also served as a member of the board of directors of Erie Indemnity Company (NASDAQ) from 2003 to 2008 and of NYMagic, Inc. (NYSE) from 2003 to 2010. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. He has also served on the Board of Trustees of Albright College since 2003 and has served as chairman since his election to that position in 2007. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our nominating and corporate governance committee to conclude that Mr. Baily is qualified to serve as a director.

Kenneth F. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. Mr. Bernstein brings to the board of directors expertise in accounting and business operations. He has been an independent trustee of BRT Realty Trust since 2004. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, the International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. Mr. Bernstein was also the founding chairman of the Young President’s Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our nominating and corporate governance committee to conclude that Mr. Bernstein is qualified to serve as a director.

Anita R. Rosenberg brings to the board of directors a diverse knowledge of business and finance. Since April 2011, she has served an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rosenberg was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rosenberg brings to the board of directors expertise in capital markets, portfolio management, and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rosenberg managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment, and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rosenberg held senior level positions at several large asset management/investment banking institutions including Banker’s Trust, Global Asset Management and Merrill Lynch Capital Markets. From 2001 to 2005, Ms. Rosenberg served on the board of trustees for the Catherine Cook School of Chicago and served as Secretary of the Executive Committee in 2004. Ms. Rosenberg received her B.A. in 1985 from Harvard University. Ms. Rosenberg’s experience as a partner and senior executive in several asset management firms led our nominating and corporate governance committee to conclude that Ms. Rosenberg is qualified to serve as a director.

William M. Webster IV brings to the board of directors a diverse knowledge of business and finance. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. and has served as a director since the company’s inception in 1997 and as the Chairman of the board of directors since August 2008, and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the board of directors of LKQ Corporation (NYSE). In addition, Mr. Webster serves on the Board of Trustees of Washington and Lee University and is the Chairman of the Board of Converse College. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our nominating and corporate governance committee to conclude that Mr. Webster is qualified to serve as a director.

Interested Directors

Lawrence E. Golub has served as Chairman of our board of directors since November 2009. The board of directors benefits from Mr. Lawrence E. Golub’s leadership and experience and knowledge of the financial services industry. Mr. Golub is also the Chief Executive Officer of Golub Capital, a company he founded in 1994. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing

Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub, a former White House Fellow, is active in charitable and civic organizations. He is one of three private Members of the Financial Control Board of the State of New York, Treasurer of the White House Fellows Foundation, President of the Harvard University JD-MBA Alumni Association, a member of the Harvard University Committee on University Resources and a member of the Harvard NeuroDiscovery Advisory Council. Mr. Golub serves on the Leadership Council of the New York Stem Cell Foundation, where he recently sponsored the NYSCF-Golub Stem Cell Initiative for Parkinson's Disease. Mr. Golub was chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He also served for six years as a trustee of Horace Mann School and for five years on the Harvard University Committee for Science and Engineering. Mr. Golub earned his A.B. degree in Economics from Harvard College. He received an M.B.A. from Harvard Business School, where he was selected as a Baker Scholar, and a J.D. from Harvard Law School, where he served as an editor of the Harvard Law Review. Mr. Golub is the brother of David B. Golub, our Chief Executive Officer. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our nominating and corporate governance committee to conclude that Mr. Golub is qualified to serve as our Chairman.

David B. Golub has served as our Chief Executive Officer since November 2009. Mr. Golub joined Golub Capital as Vice Chairman in January 2004, after having served as a director of affiliates of the firm since 1995. He brings to the board of directors a diverse knowledge of business and finance. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. He founded and served until 2004 as Chairman of Centre Pacific, LLC, a manager of leveraged loans and high yield bonds with over $3.0 billion under management. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard Fréres & Co. formed to acquire significant minority stakes in established companies. Mr. Golub was the first Chairman of the Board and is a long-standing director of the Michael J. Fox Foundation for Parkinson’s Research. He also serves on the board of directors of The Burton Corporation and has served on the board of numerous public and private companies. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub is the brother of Lawrence E. Golub, Chairman of our board of directors. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our nominating and corporate governance committee to conclude that Mr. Golub is qualified to serve as a director.

Executive Officers Who Are Not Directors

Ross A. Teune has served as our Chief Financial Officer and Treasurer since December 2010. Prior to being elected our Chief Financial Officer and Treasurer, Mr. Teune served as Senior Vice President of Finance at Golub Capital Incorporated from November 2007 to December 2008 and GC Service from January 2009 to present with responsibility for the financial reporting for its privately managed debt funds. Mr. Teune served as Director of Strategic Planning at Merrill Lynch Capital from April 2006 to November 2007. Prior to this position, Mr. Teune was Vice President of Finance at Antares Capital Corporation from July 2002 to April 2006, where he was responsible for overseeing operations and financial reporting. Mr. Teune also served as the primary liaison to the tax, treasury, external reporting and market risk departments of Massachusetts Life Insurance Company, Antares Capital’s parent company. Mr. Teune also worked at Heller Financial Corporation and KPMG LLP. Mr. Teune graduated from Hope College with a B.A. in Accounting and is a Certified Public Accountant (inactive).

Joshua M. Levinson has served as our Chief Compliance Officer since August 2011 and Secretary since December 2011 and is also the Deputy General Counsel and Chief Compliance Officer of GC Advisors, where he has primary responsibility for legal and compliance matters. Mr. Levinson served as Counsel at Magnetar Capital from 2006 to 2010, where he was responsible for the legal affairs of a number of business units and also served as Secretary of Magnetar Spectrum Fund. Prior thereto, Mr. Levinson was a private equity and investment funds attorney at King & Spalding LLP and a corporate attorney at Wilson Sonsini Goodrich & Rosati. Mr. Levinson holds a B.S. from Vanderbilt University and received a J.D. from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal.

Audit Committee

The members of the audit committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as chairman of the audit committee. Our board of directors has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of independent valuation firms to help them determine the fair value of these securities. The audit committee charter is available on our website, www.golubcapitalbdc.com.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. William M. Webster IV serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter that is available on our website, www.golubcapitalbdc.com.

The nominating and corporate governance committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary, Joshua M. Levinson, c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the board of directors and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the nominating and corporate governance committee in evaluating the qualifications of individuals for election as members of the board of directors include compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the nominating and corporate governance committee charter and the ability to contribute to our effective management, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The nominating and corporate governance committee also may consider such other factors as it may deem are in the best interests of us and our stockholders.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Decisions regarding executive compensation are made by the independent directors on our board of directors. The board of directors, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on a review of data of comparable business development companies.

Compensation of Directors

The following table shows information regarding the compensation earned by our independent directors for the fiscal year ended September 30, 2011. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from Golub Capital BDC(1)	Total Compensation from Golub Capital BDC Paid to Director(1)
Independent Directors
John T. Baily	$71,000	$71,000
Kenneth F. Bernstein	$71,000	$71,000
Anita R. Rosenberg(2)	$23,500	$23,500
William M. Webster IV	$81,000	$81,000
Interested Director
Lawrence E. Golub	—	—
David B. Golub	—	—

(1)	The amounts listed are for the fiscal year ending September 30, 2011. For a discussion of the independent directors’ compensation, see below.
(2)	Ms. Rosenberg was elected to the board of directors on May 31, 2011. As such, Ms. Rosenberg received pro-rated compensation from Golub Capital BDC for the fiscal year ending September 30, 2011.

The independent directors receive an annual fee of $60,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and $500 for each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the audit committee receives an annual fee of $10,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

No compensation is paid to directors who are “interested persons.”

Investment Committee

The investment committee of GC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by GC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by GC Advisors and monitors the performance of our investment portfolio. Our investment professionals receive no compensation from us. The compensation of these individuals is paid by an affiliate of our Investment Adviser and includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance.

Information regarding members of GC Advisors’ investment committee is as follows:

Name	Age	Position
Lawrence E. Golub	52	Chairman of our board of directors
David B. Golub	49	Chief Executive Officer, Director
Gregory W. Cashman	47	Senior Managing Director of Golub Capital
Andrew H. Steuerman	44	Senior Managing Director of Golub Capital

The address for each member of the investment committee is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Members of GC Advisors’ Investment Committee Who Are Not Our Directors or Officers

Gregory W. Cashman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Cashman is a Senior Managing Director of Golub Capital. Mr. Cashman co-heads Golub Capital’s Direct Lending Group, overseeing Underwriting, Deal Execution and Portfolio Management and is a member of the firm’s investment and watch list committees. Mr. Cashman also oversees Golub Capital’s Middle-market Club Investments business. Prior to joining Golub Capital in 1996, Mr. Cashman worked in various finance positions at Bristol-Myers Squibb Co. from 1993 to 1996, and was named Manager of Business Development for the venture capital arm of Bristol-Myers Squibb Co.’s Consumer Medicines Division. In that position, he was responsible for analyzing and negotiating investment and acquisition opportunities. Previously, Mr. Cashman spent four years as a senior accountant with Arthur Andersen & Co., serving emerging growth companies. He is a director or advisory director of a number of Golub Capital’s portfolio companies. Mr. Cashman graduated from the McIntire School of The University of Virginia with a B.S. in Commerce and received an M.B.A. from the Darden School of Business.

Andrew H. Steuerman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Steuerman is a Senior Managing Director of Golub Capital. Mr. Steuerman co-heads Golub Capital’s Direct Lending group, overseeing Origination, Deal Execution and Capital Markets and is a member of the firm’s investment and watch list committees. Prior to joining Golub Capital in 2004, Mr. Steuerman was a Managing Director at Albion Alliance from April 1998 to January 2004, where he originated, executed and supervised subordinated debt and equity investments for two private partnerships. Prior to Albion, Mr. Steuerman was a Vice President at Bankers Trust Alex Brown from 1997 to 1998 and an investment manager with New York Life Insurance Company from 1989 to 1997 in the Private Equity and Mezzanine Group. At New York Life, Mr. Steuerman was a senior member of the Private Equity Group managing leveraged senior loans, mezzanine investments, private equity securities and limited partnership assets. Mr. Steuerman graduated from Pace University with a B.B.A. in Finance and holds an M.B.A. in Finance from St. John’s University.

Portfolio Management

Each investment opportunity requires the consensus and generally receives the unanimous approval of GC Advisors’ investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee is overseen by Messrs. Lawrence and David Golub. Biographical information with respect to Messrs. Lawrence and David Golub is set out under “— Biographical Information — Interested Directors.”

Each of Lawrence Golub and David Golub has ownership and financial interests in, and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence Golub nor David Golub receives any direct compensation from us. As of the date of this prospectus, Lawrence Golub and David Golub each beneficially owned more than $1 million of our common stock. Lawrence Golub and David Golub are also primarily responsible for the day-to-day management of 22 other pooled investment vehicles and other accounts in which their affiliates receive incentive fees, with a total amount of over $5.0 billion of capital under management. See “Control Persons and Principal Stockholders.”

MANAGEMENT AGREEMENTS

GC Advisors is located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606. GC Advisors is registered as an investment adviser under the Advisers Act. All of the beneficial interests in GC Advisors are owned, indirectly, by two affiliated trusts. The trustee of those trusts is Stephen A. Kepniss, an individual who is not otherwise affiliated with GC Advisors or Golub Capital. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, GC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, GC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Certain personnel of Golub Capital conduct activities on our behalf directly through, and under the supervision of, GC Advisors. GC Advisors’ services under the Investment Advisory Agreement are not exclusive. Pursuant to the Staffing Agreement, Golub Capital provides GC Advisors with the resources to fulfill its obligations under the Investment Advisory Agreement, including staffing by experienced investment professionals and access to the senior investment personnel of Golub Capital, including a commitment by each member of GC Advisors’ investment committee to serve in such capacity. These personnel services are provided under the Staffing Agreement on a direct cost reimbursement basis to GC Advisors. Subject to the requirements of the 1940 Act, GC Advisors may enter into one or more sub-advisory agreements under which GC Advisors may obtain assistance in fulfilling its responsibilities under the Investment Advisory Agreement.

Management Fee

Pursuant to the Investment Advisory Agreement, we pay GC Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by our stockholders.

The base management fee is calculated at an annual rate equal to 1.375% of our average adjusted gross assets at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during a current calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, the base management fee shall be reduced by an amount equal to the product of (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by us.

We pay GC Advisors an incentive fee. We have structured the calculation of the incentive fee to include a fee limitation such that an incentive fee for any quarter can only be paid to GC Advisors if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of our election to become a business development company would be less than or equal to 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by us since April 13, 2010, the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. Cumulative Pre-Incentive Fee Net Income is equal to the sum of (a) Pre-Incentive Fee Net Investment Income for each period since the effective date of our election to become a business development company and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010, the effective date of our election to become a business development company. Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends, and zero coupon securities, accrued income that we have not yet received in cash. GC Advisors does not return to us amounts paid to it on accrued income that we have not yet received in cash if such income is not ultimately received by us in cash. If we do not ultimately receive income, a loss would be recognized, reducing future fees.

Incentive fees are calculated as described below and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date) (a “Performance Period”). GC Advisors does not return to us amounts paid to it on accrued income that we have not yet received in cash if such income is not ultimately received by us in cash. If we do not ultimately receive income, a loss would be recognized, reducing future fees.

Income and Capital Gain Incentive Fee Calculation

The income and capital gain incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts: the income component and the capital gains component. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For purposes of the computation of the incentive fee, we:

•	treat the interest spread between the interest received on the reference assets underlying the TRS and the interest paid to Citibank on the settled notional value of the TRS as part of the income component of the incentive fee; and
•	treat the realized gains and losses on the sale or maturity of reference assets underlying the TRS and futures contracts as part of the capital gains component of the incentive fee.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets) used to calculate the 1.375% base management fee, which fee is payable on all of our assets managed by GC Advisors.

We calculate the income component of the Income and Capital Gains Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the Income Incentive Fee calculation:

Quarterly Income Component of Income and Capital Gain Incentive Fee Calculation Based on Net Income

Pre-Incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Income Component of Income and Capital Gain Incentive Fee Calculation

The second part of the Incentive Fee Calculation (the “Capital Gain Incentive Fee”) equals (a) 20.0% of our “Capital Gain Incentive Fee Base,” if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our Capital Gain Incentive Fee Base equals the sum of (1) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (2) all realized capital losses on a cumulative basis and (3) all unrealized capital depreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost base of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the Incentive Fee.

We will accrue the Capital Gain Incentive Fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. For the calendar year ended December 31, 2010, the Capital Gain Incentive Fee was zero. For the fiscal year ended September 30, 2011, the Capital Gain Incentive Fee was zero.

Cap on Fees

The Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to date would be greater than 20.0% of our Cumulative Pre-Incentive Fee Net Income since April 13, 2010, the effective date of our election to become a business development company. In this prospectus, we refer to such amount, less any Incentive Fees previously paid, as the Incentive Fee Cap. If, for any relevant period, the Incentive Fee Cap calculation results in our paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by us, and will not be received by GC Advisors as an Incentive Fee either at the end of such relevant period or at the end of any future period. For the avoidance of doubt, our stockholders benefit from a reduction in the amount of Incentive Fees that we pay, and that they pay indirectly, equal to the sum of the differences, if any, between the Incentive Fee and the Incentive Fee Cap.

Examples of Quarterly Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee(1):

Assumptions

Hurdle rate(2) = 2.00%

Management fee(3) = 0.344%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.35%

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter periods ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).
(2)	Represents a quarter of the 8.0% annualized hurdle rate.
(3)	Represents a quarter of the 1.375% annualized management fee.
(4)	Excludes offering expenses.

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 0.556%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.80%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.106%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	= 100% × “Catch- Up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)) = (100% × (2.106% – 2.00%)) + 0% = 100% × 0.106% = 0.106%

Alternative 3

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.806%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	= 100% × “Catch-Up” + the greater of 0% AND
  (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100% × (2.50% – 2.00%)) + (20% × (2.806% – 2.50%))
= 0.50% + (20% × 0.306%)
= 0.50% + 0.061%
= 0.561%

Example 2 — Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $15 million and fair market value (“FMV”) of Investment B determined to be $29 million
Year 3:	FMV of Investment B determined to be $27 million
Year 4:	Investment B sold for $25 million

The capital gains portion of the Incentive Fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 3:	None (No sales transactions)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” is subject to the Incentive Fee Cap. Below are the necessary adjustments to the incentive fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A sold at a $5 million loss. Investment B has unrealized capital depreciation of $1 million. Therefore, GC Advisors would not be paid on the $6 million realized/unrealized loss, which would result in a lower incentive fee by $1.2 million.
Year 3:	Investment B has unrealized capital depreciation of $2 million. Therefore, GC Advisors would not be paid on the $2 million unrealized capital depreciation, which would result in a lower incentive fee by $400,000.
Year 4:	Investment B sold at a $5 million loss. Investment B was previously marked down by $3 million; therefore, we would realize a $5 million loss on Investment B and reverse the previous $3 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss, which would result in a lower incentive fee by $400,000.

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:	FMV of Investment A determined to be $18 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3:	Investment A sold for $18 million. FMV of Investment B determined to be $24 million and FMV of Investment C determined to be $25 million
Year 4:	FMV of Investment B determined to be $22 million. Investment C sold for $24 million
Year 5:	Investment B sold for $20 million

Each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” is subject to the Incentive Fee Cap. Below are the necessary adjustments to the incentive fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A has unrealized capital depreciation of $2 million. Investment B has unrealized capital depreciation of $5 million. Therefore, GC Advisors would not be paid on the $7 million unrealized capital depreciation which would result in a lower incentive fee by $1.4 million.
Year 3:	Investment B has additional unrealized capital depreciation of $1 million. Therefore, GC Advisors would not be paid on the $1 million unrealized capital depreciation, which would result in a lower incentive fee by $200,000.
Year 4:	Investment B has additional unrealized capital depreciation of $2 million. Investment C sold at a $1 million realized loss. Therefore, GC Advisors would not be paid on the $3 million realized/unrealized loss, which would result in a lower incentive fee by $600,000.
Year 5:	Investment B sold at a $10 million loss. Investment B was previously marked down by $8 million; therefore, we would realize a $10 million loss on Investment B and reverse the previous $8 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss, which would result in a lower incentive fee by $400,000.

The capital gains portion of the incentive fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (No sales transactions)
Year 3:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment C)
Year 5:	None (Sales transaction resulted in a realized capital loss on Investment B)

Alternative 3

Assumptions

Year 1:	$25 million investment made in Company A (“Investment A”) and $20 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $30 million and fair market value (“FMV”) of Investment B determined to be $22 million
Year 3:	FMV of Investment B determined to be $23 million
Year 4:	Investment B sold for $23 million

The capital gains portion of the incentive fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	$1 million (20% multiplied by $5 million realized capital gains on sale of Investment A)
Year 3:	None (No sales transactions)
Year 4:	$600,000 (20% multiplied by $8 million realized capital gains on sale of Investment A and Investment B) less $1 million (Capital Gains Fee paid in year 2)

Each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” is subject to the Incentive Fee Cap. Below are the necessary adjustments to the incentive fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment necessary.
Year 2:	No adjustment necessary. Please note GC Advisors would not be paid on the $2 million unrealized gain on Investment B.
Year 3:	No adjustment necessary. Please note GC Advisors would not be paid on the $1 million unrealized gain on Investment B.
Year 4:	No adjustment necessary.

Payment of Our Expenses

All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by GC Advisors and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Overview — Expenses.”

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement, as amended, will continue in effect for a period of two years from its effective date of July 16, 2010. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons,” as the term is defined in the 1940 Act. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities, by vote, may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon key personnel of GC Advisors for our future success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

At a meeting of our board of directors held on March 5, 2010, our board of directors unanimously voted to approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by GC Advisors;
•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and
•	various other matters.

Based on the information reviewed and the considerations detailed above, the board of directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

Our board of directors approved an amendment to the Investment Advisory Agreement by unanimous written consent on June 17, 2010. On July 16, 2010, we amended and restated the Investment Advisory Agreement to effectuate the fee offsetting arrangement associated with the Debt Securitization, thereby assuring that the management fees paid by our stockholders (whether directly or indirectly) do not exceed those in the original investment advisory agreement. These amendments provide that the base management fee payable by us under the Investment Advisory Agreement is reduced, to the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, by an amount equal to the product of (1) the total fees that are paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by us. The change was approved unanimously by our board of directors, including all of the independent directors. However, because the change was not material, but rather assured continuation of the economic arrangements agreed to and approved by the initial stockholder and the board of directors and was beneficial to our stockholders (such that no rational investor would vote against the change), submitting the change to a stockholder vote was determined to be an unnecessary and inappropriate cost for us to incur at the expense of our stockholders. We believe that prior to these amendments, the Investment Advisory Agreement authorized securitization transactions.

Administration Agreement

Pursuant to the Administration Agreement, GC Service furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, GC Service performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GC Service assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, GC Service also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. GC Service may retain third parties to assist in providing administrative services to us. To the extent that GC Service outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to GC Service. We reimburse GC Service for the allocable portion (subject to approval of our board of directors) of GC Service’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, GC Service is paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The initial term of the Administration Agreement expires on April 14, 2012 and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that GC Service outsources any of its functions we pay the fees associated with such functions on a direct basis without profit to GC Service.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Service and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Service’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Golub Capital Management LLC under which Golub Capital Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Golub Capital”. Under this agreement, we will have a right to use the “Golub Capital” name for so long as GC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Golub Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with GC Advisors is in effect.

Staffing Agreement

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior professionals of GC Advisors to achieve our investment objective. GC Advisors is an affiliate of Golub Capital and depends upon access to the investment professionals and other resources of Golub Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors also depends upon Golub Capital to obtain access to deal flow generated by the professionals of Golub Capital and its affiliates. Under the Staffing Agreement, Golub Capital provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to GC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and may in the future sponsor or manage accounts with investment objectives similar to ours. In addition, our executive officers and directors and the members of GC Advisors and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by our affiliates. These accounts may have investment objectives similar to our investment objective.

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

GC Advisors and its affiliates have both subjective and objective policies and procedures in place and designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably in investment opportunities with other accounts sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation — Other.” We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risk Factors — Risks Relating to our Business and Structure — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.” Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders.” In addition, because the base management fee that we pay to GC Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage.

Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material nonpublic information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.

We have entered into an Investment Advisory Agreement with GC Advisors pursuant to which we pay GC Advisors a base management fee and incentive fee. The Investment Advisory Agreement became effective upon the pricing of our initial public offering and was amended and restated on July 16, 2010 to effectuate the fee offsetting arrangement associated with the Debt Securitization, thereby assuring that the management fees paid by our stockholders (whether directly or indirectly) do not exceed those in the original investment advisory agreement. The change was approved unanimously by our board of directors, including all of the independent directors. However, because the change was not material, but rather assured continuation of the economic arrangements agreed to and approved by the initial stockholder and the board of directors and was beneficial to our stockholders (such that no rational investor would vote against the change), submitting the change to a stockholder vote was determined to be an unnecessary and inappropriate cost for us to incur at the expense of our stockholders. We believe that prior to these amendments, the Investment Advisory Agreement authorized securitization transactions. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for GC Advisors to make certain types of investments. Additionally, we rely on investment professionals from GC Advisors to assist our board of directors with the valuation of our portfolio investments. GC Advisors’ base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments.

We have entered into a license agreement with Golub Capital Management LLC under which Golub Capital Management LLC granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”

We have entered into an Administration Agreement with GC Service, pursuant to which GC Service furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our Administration Agreement, GC Service performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls GC Service.

GC Advisors is an affiliate of Golub Capital, with whom it has entered into the Staffing Agreement. Under this agreement, Golub Capital makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital and its affiliates. The Staffing Agreement should provide GC Advisors with access to deal flow generated by the professionals of Golub Capital and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals.

On December 23, 2009, our predecessor, GCMF, agreed to distribute six portfolio assets to Golub Capital BDC LLC. Golub Capital BDC LLC then distributed these portfolio assets to the Capital Companies pro rata in accordance with the ownership interest in Golub Capital BDC LLC held by each of the Capital Companies. The Capital Companies made an aggregate cash contribution of approximately $21.3 million to us, which we subsequently contributed to GCMF. Under the terms of the Retired Credit Facility, we were required to complete the distribution of these assets based on their par value, and the approximately $21.3 million aggregate cash contribution by the Capital Companies represented the par value of the distributed assets. At the time of the transfer, the aggregate fair value of such distributed assets was approximately $13.5 million.

On February 5, 2010, GEMS entered into an agreement to purchase 195 limited liability company interests in Golub Capital BDC LLC for cash, resulting in aggregate net cash proceeds to us of $25.0 million. Investors in GEMS include employees and management of Golub Capital and its affiliates as well as a small number of long-time investors in accounts managed or sponsored by Golub Capital.

In February 2010, we entered into a registration rights agreement with respect to 1,752,048 million shares to be acquired by GEMS as part of the BDC Conversion. We and GEMS have agreed to terminate this registration rights agreement.

Concurrently with the closing of our initial public offering on April 20, 2010, we sold to certain existing investors in entities advised by affiliates of Golub Capital and to certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons, in a separate private placement 1,322,581 shares of our common stock at a price of $14.50 per share, resulting in aggregate net cash proceeds to us of approximately $19.2 million.

Each of GEMS and the Capital Companies has agreed that it may not vote proxies or give consents sought by us with respect to any entity or portfolio investment for which GC Advisors or any affiliate of GC Advisors is the general partner, managing member or investment adviser. Rather, such votes will be cast or consents given as instructed by the partners or members of GEMS or a Capital Company, as applicable, based on such partner’s or member’s proportional interest therein. The partners and members that are not affiliated with us comprise more than 90% of such persons. Each of GEMS and the Capital Companies will inform its partners or members, as applicable, of any matter requiring such a vote or consent and will provide them with copies of all related proxy materials and similar information.

GC Advisors serves as collateral manager to the Securitization Issuer under a collateral management agreement and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.

In connection with the April 2011 equity offering, Golub Capital Management LLC, GC Advisors, GC Service and GCI Operations LLC purchased an aggregate of 126,984 shares of our common stock and William M. Webster IV purchased 25,000 shares, in each case at the public offering price of $15.75 per share.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of September 30, 2011, there were 21,733,903 shares of common stock outstanding. As of the date of this prospectus, the following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group.

		Percentage of Common Stock Outstanding
Name and Address	Type of Ownership	Shares Owned	Percentage
Golub Capital LLC(1)	Beneficial	6,047,740	27.8%
GC Advisors LLC(2)	Beneficial	1,752,048	8.1%
Lawrence E. Golub(3)(4)	Beneficial	8,039,919	36.9%
David B. Golub(3)(4)	Beneficial	7,963,498	36.9%
John T. Baily(3)	Beneficial	7,325	*%
Kenneth F. Bernstein(3)	Beneficial	25,101	*%
Anita R. Rosenberg(3)	Beneficial	29,179	*%
William M. Webster IV(3)	Beneficial	161,803	*%
Ross A. Teune(3)	Beneficial	4,464	*%
Joshua M. Levinson(3)	N/A	3,237	*%
All officers and directors as a group (8 persons)	Beneficial	8,347,452	38.4%
Neuberger Berman Group LLC and Neuberger Berman LLC(5)	Beneficial	1,126,120	5.2%

*	Represents less than 1.0%.
(1)	The address of Golub Capital LLC is 150 South Wacker Drive, Suite 800, Chicago, IL 60606. Golub Capital Management LLC serves as investment adviser to Golub Capital Company IV, LLC. By virtue of its investment power over securities held by Golub Capital Company IV, LLC, Golub Capital LLC may be deemed to have beneficial ownership over the 1,981,791 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company IV, LLC although voting rights to such securities have been passed through to the members of Golub Capital Company IV, LLC. Golub Capital LLC serves as investment adviser to Golub Capital Company V LLC. By virtue of its investment power over securities held by Golub Capital Company V LLC, Golub Capital LLC may be deemed to have beneficial ownership over the 2,658,934 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company V LLC although voting rights to such securities have been passed through to the members of Golub Capital Company V LLC. Golub Capital LLC serves as investment adviser to Golub Capital Company VI LLC. By virtue of its investment power over securities held by Golub Capital Company VI LLC, Golub Capital LLC may be deemed to have beneficial ownership over the 1,342,090 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company VI LLC although voting rights to such securities have been passed through to the members of Golub Capital Company VI LLC.
(2)	The address of GC Advisors is 150 South Wacker Drive, Suite 800, Chicago, IL 60606. GC Advisors serves as investment adviser to GEMS. By virtue of its investment power over securities held by GEMS, GC Advisors may be deemed to have beneficial ownership over the 1,752,048 shares of Golub Capital BDC, Inc. indirectly owned by GEMS although voting rights to such securities have been passed through to the limited partners of GEMS.
(3)	The address for each of our officers and directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.
(4)	Messrs. Lawrence E. Golub and David B. Golub are control persons of Golub Capital LLC, GC Advisors, Golub Capital Incorporated, GC Service and GCI Operations LLC. The shares of common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities as well as their ownership interests in Golub Capital Company IV, LLC, Golub Capital Company V LLC, Golub Capital Company VI LLC and GEMS, each may be viewed as having investment power over 7,887,074 shares of common stock indirectly owned by such entities although voting rights to such securities have been passed through to the respective members and limited partners. The shares of common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of Golub Capital LLC, GC Advisors, Golub Capital Incorporated, GC Service and GCI Operations, each may be viewed as having investment power over 152,211 shares of common stock indirectly owned by such entities although shares will be held for the benefit of employees of such entities. Messrs. Lawrence E. Golub and David B. Golub disclaim beneficial ownership of all such shares of common stock except to the extent of their respective pecuniary interests therein. In addition, the immediate family members or entities owned by, or family trusts for the benefit of, the families of Messrs. Lawrence E. Golub and David B. Golub acquired 152,845 and 76,424 shares (including shares subsequently issued under our Dividend Reinvestment Plan), respectively, at the time of our initial public offering, and Messrs. Lawrence E. Golub and David B. Golub may be deemed as having investment power over such shares as well as shares issued in respect of such shares under our dividend reinvestment plan.
(5)	Based on a Schedule 13G filed with the SEC on February 14, 2011, Neuberger Berman Group LLC and Neuberger Berman LLC, each with the address 605 Third Avenue, New York, NY 10158, retain shared voting power over an aggregate of 972,545 shares and share dispositive power over an aggregate of 1,126,120 shares.

We are not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets out the dollar range of our equity securities that each of our directors beneficially owned as of September 30, 2011 based on the closing price of $14.85 on such date.

Name of Director	Dollar Range of Equity Securities in Golub Capital BDC(1)
Independent Directors
John T. Baily	Over $100,000
Kenneth F. Bernstein	Over $100,000
Anita R. Rosenberg	Over $100,000
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by Golub Capital and beneficially owned by any of our independent directors and his or her immediate family as of September 30, 2011.

Name of Director	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Directors
Anita R. Rosenberg	Anita R. Rosenberg	Golub Capital Partners IV, L.P.; LEG Partners II, L.P.	N/A – Single Class	Over $100,000 in each

William M. Webster IV	William M. Webster IV; Lindsay Webster; William M. Webster III; J. Lyles Glenn, TTE, FBO William M. Webster V Trust UAD 3/15/99; Lindsay Lavine Webster, TTE, FBO Lindsay Lavine Webster RevTrust dtd 3/15/2006	Golub Capital
Partners IV, L.P.;
Golub Capital
Partners V, L.P.;
Golub Capital
Partners V, L.P.;
Golub Capital Partners
VII, L.P.;
GC Coinvestment, L.P.;
GCM 2007 Opportunity
Fund, L.P.;
GC 2009 Mezzanine
Partners, L.P.;
Golub Capital
International Ltd.;
		LEG Partners, L.P.	N/A – Single Class	Over $100,000 in each

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of management and the audit committee. In addition, the board of directors has retained independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period. We also have adopted ASC Topic 820 and ASU 2010-06. ASC Topic 820 accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market. ASU 2010-06 amends ASC Topic 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and may differ materially from values that may ultimately be received or settled. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors — Risks Related to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.

•	The board of directors discusses valuations and determine the fair value of each investment in our portfolio in good faith.

The factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We will accrue the Capital Gain Incentive Fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. Any such accrual will have the effect of decreasing our net asset value, as determined above.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the date of such distribution, provided that in the event the market price per share on the date of such distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of the most recently computed net asset value per share or 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). The market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to U.S. federal withholding tax on a distribution, we will withhold the applicable tax and the balance will be reinvested in our common stock (or paid to such stockholder in cash if the stockholder has opted out of our dividend reinvestment plan).

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or other distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. We currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax requirements.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The enacted “Regulated Investment Company Modernization Act of 2010,” which is generally effective for 2011 and subsequent tax years, provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.

Should failure occur not only would all our taxable income be subject to tax a regular corporate rates, we would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and for tax years beginning before 2013, non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 15% through 2012) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently (through 2012) are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, recently enacted legislation is scheduled to impose a 3.8% tax on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders are urged to consult with their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Under a provision that is scheduled to expire for taxable years of RICs beginning after December 31, 2011 (unless the provision is extended by the U.S. Congress), properly designated dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that this provision will be extended, if there is an extension, and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Under recently enacted legislation, certain foreign financial institutions, investment funds and other non-U.S. persons are subject to information reporting requirements with respect to their direct and indirect U.S. shareholders and/or U.S. accountholders. A 30% withholding tax is imposed on certain payments that are made after December 31, 2012 to a non-U.S. person that is subject to such requirements and fails to comply. Such payments would include our dividends and the gross proceeds from the sale or other disposition (including a redemption) of our common stock.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

RIC Modernization Act

Recently, Congress enacted the Regulated Investment Company Modernization Act of 2010, which we refer to as the “Modernization Act,” which generally applies to taxable years of a RIC beginning on or after December 22, 2010. In general, and among other things, the Modernization Act (i) eliminates the “preferential dividend” rule, which under current law may disallow certain RIC distributions for purposes of the Annual Distribution Requirement, (ii) allows a RIC to carry forward capital losses, arising after the effective date, indefinitely, and (iii) provides certain mitigation exceptions for certain failures to satisfy the 90% Income Test and the Diversification Tests. In general, the provisions of the Modernization Act will apply to us for our taxable year beginning October 1, 2011.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is traded on The NASDAQ Global Select Market under the ticker symbol “GBDC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of September 30, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	21,733,903
Preferred Stock	1,000,000	—	—

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title and aggregate number of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	the terms of any rights to redeem, or call such subscription rights;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Golub Capital BDC and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•	under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions — Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We are a business development company under the 1940 Act and have elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company without the approval of a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter,” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and each may be changed without stockholder approval. To the extent we adopt any fundamental policies, no person from whom we borrow will have, in his or her capacity as lender or debtholder, either a veto power or a vote in approving or changing any of our fundamental policies.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

We look through the Securitization Issuer to the underlying holdings (considered together with portfolio assets held outside of the Securitization Issuer) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. On a consolidated basis, at least 70% of our assets will be eligible assets.

For purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act, we treat the TRS, as a whole, as a non-qualifying asset. See “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Senior Securities.” We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the Staff of the SEC.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. GC Service has agreed to provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined in section 851(b)(3) of the Code in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly owned subsidiaries, including Holdings and the Securitization Issuer for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary from our 200% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.”

For purposes of the asset coverage ratio test applicable to us as a business development company, we have agreed with the Staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by us under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the Staff of the SEC. See “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Senior Securities.”

Codes of Ethics

We and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GC Advisors. The proxy voting policies and procedures of GC Advisors are set out below. The guidelines are reviewed periodically by GC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, GC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, GC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

GC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. GC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases GC Advisors will vote in favor of proposals that GC Advisors believes are likely to increase the value of the portfolio securities we hold. Although GC Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, GC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by GC Advisors’ Chairman and Vice Chairman. To ensure that GC Advisors’ vote is not the product of a conflict of interest, GC Advisors requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how GC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, GC Advisors will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how GC Advisors voted proxies by making a written request for proxy voting information to: Golub Capital BDC, Inc., Attention: Investor Relations, 150 South Wacker Drive, Suite 800, Chicago, IL 60606, or by calling Golub Capital BDC, Inc. collect at (312) 205-5050.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of GC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and GC Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering these policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit “joint transactions” among entities that share a common investment adviser. The Staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other accounts sponsored or managed by GC Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another account sponsored or managed by GC Advisors to make different investments in the same issuer, GC Advisors will need to decide which account will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by GC Advisors has previously invested.

We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with accounts sponsored or managed by GC Advisors where such investment is consistent with our investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by GC Advisors may afford us additional investment opportunities and the ability to achieve greater diversification.

Under the terms of the relief we have requested, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that our application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, beginning with our fiscal year ended September 30, 2011, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Small Business Investment Company Regulations

On August 24, 2010, our wholly owned subsidiary, GC SBIC IV, L.P., received approval for a license from the SBA to operate as an SBIC. As a wholly owned subsidiary, GC SBIC IV, L.P. may rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, this subsidiary will not elect to be regulated as a business development company under the 1940 Act. GC SBIC IV, L.P. has an investment objective substantially similar to ours and makes similar types of investments in accordance with SBIC regulations.

Prior to GC SBIC IV, L.P. obtaining approval from the SBA, Golub Capital managed two SBICs licensed by the SBA for more than 14 years. The SBIC license allows GC SBIC IV, L.P. to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. GC SBIC IV, L.P. will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225 million. It is possible that GC SBIC IV, L.P. will be constrained in its ability to issue SBA-guaranteed debentures in the future if other Golub Capital SBICs have already issued such debentures. As of September 30, 2011, the two other SBIC licensees operated by Golub Capital had an aggregate of $123.8 million of SBA-guaranteed debentures outstanding, leaving aggregate borrowing capacity of a maximum of $39.9 million of SBA-guaranteed debentures for GC SBIC IV, L.P. and the two other SBIC licensees, none of which is required to be allocated to us. The borrowing capacity of GC SBIC IV, L.P. could be expanded if any other Golub Capital SBICs retire their SBA-guaranteed debentures, and the other two SBIC licensees are limited to only making add-on investments in existing portfolio companies, making the majority of the incremental borrowing capacity available to GC SBIC IV, L.P. As of September 30, 2010, GC SBIC IV, L.P. did not have any outstanding SBA-guaranteed debentures. Unless specifically approved by the SBA, the other two licensees were prohibited by the SBA from making new investments when GC SBIC IV, L.P. received its license on August 24, 2010.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement under the 1940 Act to exclude SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility, but also increases our risks related to leverage.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association Corporate Trust Services is One Federal Street, 3rd Floor, Boston, Massachusetts 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, GC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GC Advisors may select a broker based upon brokerage or research services provided to GC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if GC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP also represents GC Advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Golub Capital BDC, Inc. and Subsidiaries (the Company) (formerly known as Golub Capital BDC LLC and Golub Capital Master Funding LLC) as of September 30, 2011 and 2010, and for each of the three years in the period ended September 30, 2011 and the effectiveness of internal control over financial reporting as of September 30, 2011 appearing in this Prospectus and the Registration Statement have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm, as stated in their reports appearing elsewhere herein, which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the Company’s investments whose fair values have been estimated by management, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 150 South Wacker Drive, Suite 800, Chicago, IL 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

GOLUB CAPITAL BDC, INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Management’s Report on Internal Control over Financial Reporting

The management of Golub Capital BDC, Inc. (“GBDC,” and collectively with its subsidiaries, the “Company,” “we,” “us,” “our” and “Golub Capital BDC”), are responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

Golub Capital BDC’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of Golub Capital BDC, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of Golub Capital BDC’s internal control over financial reporting as of September 30, 2011. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework. Based on the assessment, management believes that, as of September 30, 2011, our internal control over financial reporting is effective based on those criteria.

Golub Capital BDC’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2011. This report appears on page F-4.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Golub Capital BDC, Inc. and Subsidiaries

We have audited the accompanying consolidated statements of financial condition, including the consolidated schedules of investments, of Golub Capital BDC, Inc. and Subsidiaries (the “Company”) (formerly known as Golub Capital BDC LLC and Golub Capital Master Funding LLC) as of September 30, 2011 and 2010, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended September 30, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of September 30, 2011 and 2010, by correspondence with custodian, loan agent or borrower; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Golub Capital BDC, Inc. and Subsidiaries as of September 30, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2011, in conformity with U.S. generally accepted accounting principles.

As explained in Note 5, the consolidated financial statements include investments valued at approximately $457,982,000 (144.6% of net assets) and approximately $344,869,000 (132.3% of net assets) as of September 30, 2011 and 2010, respectively, whose fair values have been estimated by management in the absence of readily ascertainable fair values.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Golub Capital BDC, Inc.'s and Subsidiaries’ internal control over financial reporting as of September 30, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated December 8, 2011 expressed an unqualified opinion on the effectiveness of Golub Capital BDC Inc.’s and Subsidiaries’ internal control over financial reporting.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois
December 8, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Golub Capital BDC, Inc. and Subsidiaries

We have audited Golub Capital BDC, Inc. and Subsidiaries’ (the “Company”) (formerly known as Golub Capital BDC LLC and Golub Capital Master Funding LLC) internal control over financial reporting as of September 30, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Golub Capital BDC, Inc. and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of September 30, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial condition, including the consolidated schedules of investments, as of September 30, 2011 and 2010, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended September 30, 2011 of Golub Capital BDC, Inc. and Subsidiaries and our report dated December 8, 2011 expressed an unqualified opinion.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois
December 8, 2011

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)

	September 30,
	2011	2010
Assets
Investments, at fair value (cost of $462,961 and $345,536, respectively)	$459,827	$344,869
Cash and cash equivalents	46,350	61,219
Restricted cash and cash equivalents	23,416	31,771
Interest receivable	3,063	1,956
Cash collateral on deposit with custodian	21,162	—
Deferred financing costs	5,345	2,748
Other assets	481	200
Total Assets	$559,644	$442,763
Liabilities
Debt	$237,683	$174,000
Payable for investments purchased	—	5,328
Interest payable	1,066	1,167
Management and incentive fees payable	1,608	1,008
Unrealized depreciation on derivative instruments	1,986	—
Accounts payable and accrued expenses	752	719
Total Liabilities	243,095	182,222
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2011 and September 30, 2010	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 21,733,903 and 17,712,444 shares issued and outstanding as of September 30, 2011 and September 30, 2010, respectively	22	18
Paid in capital in excess of par	318,302	258,568
Capital distributions in excess of net investment income	(398)	—
Net unrealized (depreciation) appreciation on investments and derivative instruments	(1,519)	1,995
Net realized gain (loss) on investments and derivative instruments	142	(40)
Total Net Assets	316,549	260,541
Total Liabilities and Total Net Assets	$559,644	$442,763
Number of common shares outstanding	21,733,903	17,712,444
Net asset value per common share	$14.56	$14.71

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share and per share data)

	Years ended September 30,
	2011	2010	2009
Investment income
Interest	$39,150	$33,150	$33,338
Total investment income	39,150	33,150	33,338
Expenses
Interest and other debt financing expenses	6,550	3,525	4,547
Base management fee	5,789	3,328	2,849
Incentive fee	348	55	—
Professional fees relating to registration statement	—	788	—
Professional fees	2,204	1,050	131
Administrative service fee	837	583	—
General and administrative expenses	606	454	333
Total expenses	16,334	9,783	7,860
Net investment income	22,816	23,367	25,478
Net gain (loss) on investments
Net realized gain (loss) on investments	1,997	(40)	(3,972)
Net realized gain on derivative instruments	40	—	—
Net change in unrealized (depreciation) appreciation on investments	(1,528)	2,921	(1,489)
Net change in unrealized depreciation on derivative instruments	(1,986)	—	—
Net (loss) gain on investments	(1,477)	2,881	(5,461)
Net increase in net assets resulting from operations	$21,339	$26,248	$20,017
Per Common Share Data
Basic and diluted earnings per common share(1)	$1.09	N/A	N/A
Dividends and distributions declared per common share(1)	$1.27	N/A	N/A
Basic and diluted weighted average common shares outstanding(1)	19,631,797	N/A	N/A

(1)	For historical periods that include financial results prior to April 1, 2010, the Company did not have common shares outstanding or an equivalent and, therefore, earnings per share, dividends and distributions declared per common share and weighted average shares outstanding information for periods that include financial results prior to April 1, 2010 are not provided. Earnings per share for the two fiscal quarters subsequent to April 1, 2010 are included in Note 15. Selected Quarterly Financial Data (unaudited).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

	Members’ Equity	Common Stock		Paid in Capital in Excess of Par	Capital Distributions in Excess of Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments and Derivative Instruments	Net Realized Gain (Loss) on Investments and Derivative Instruments	Total Net Assets
		Shares	Par Amount
Balance at September 30, 2008	$16,853	—	$—	$—	$—	$—	$—	$16,853
Members’ equity contributions	59,250	—	—	—	—	—	—	59,250
Members’ equity distributions	(3,368)	—	—	—	—	—	—	(3,368)
Net decrease in net assets resulting from operations	20,017	—	—	—	—	—	—	20,017
Balance at September 30, 2009	92,752	—	—	—	—	—	—	92,752
Members’ equity contributions	47,209	—	—	—	—	—	—	47,209
Members’ equity distributions	(13,530)	—	—	—	—	—	—	(13,530)
Net increase in net assets resulting from operations for period October 1, 2009 to April 13, 2010	15,672	—	—	—	—	—	—	15,672
Golub Capital BDC Conversion(1)	(142,103)	8,984,863	9	142,094	—	—	—	—
Issuance of common stock, net of offering and underwriting costs(2)	—	8,727,581	9	117,596	—	—	—	117,605
Net increase in net assets resulting from operations for period April 14, 2010 to June 30, 2010	—	—	—	—	8,620	1,995	(40)	10,575
Dividends and distributions	—	—	—	—	(9,742)	—	—	(9,742)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	—	(1,122)	1,122			—
Balance at September 30, 2010	—	17,712,444	18	258,568	—	1,995	(40)	260,541
Issuance of common stock, net of offering and underwriting costs(3)		3,953,257	4	58,606	—	—	—	58,610
Net increase in net assets resulting from operations	—	—	—	—	22,816	(3,514)	2,037	21,339
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	—	68,202	—	1,128	—	—	—	1,128
Dividends and distributions	—	—	—	—	(23,254)	—	(1,815)	(25,069)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	—	—	40	—	(40)	—
Balance at September 30, 2011	$—	21,733,903	$22	$318,302	$(398)	$(1,519)	$142	$316,549

(1)	Immediately prior to the initial public offering, Golub Capital BDC LLC converted from a limited liability company leaving Golub Capital BDC, Inc. as the surviving entity. Golub Capital BDC, Inc. issued 8,984,863 shares of common stock to existing Golub Capital BDC LLC owners in connection with the conversion.
(2)	On April 14, 2010, Golub Capital BDC, Inc. priced its initial public offering, selling 7,100,000 shares of its common stock at a public offering price of $14.50 per share. Concurrent with this offering, an additional 1,322,581 shares were sold through a private placement also at $14.50 per share. On May 19, 2010, an additional 305,000 shares were issued at $14.50 per share upon exercise of the underwriters’ over-allotment option.
(3)	On April 6, 2011, Golub Capital BDC, Inc. closed on a public offering of 3,500,000 shares of its common stock at a public offering price of $15.75 per share. On May 2, 2011, Golub Capital BDC, Inc. sold an additional 453,257 shares of its common stock at a public offering price of $15.75 per share pursuant to the underwriters’ partial exercise of the over-allotment option granted.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows
(In thousands)

	Years Ended September 30,
	2011	2010	2009
Cash flows from operating activities
Net increase in net assets resulting from operations	$21,339	$26,248	$20,017
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred financing costs	848	134	410
Amortization of discount and premium	(5,074)	(7,654)	(5,598)
Net realized (gain) loss on investments	(1,997)	40	3,972
Net realized (gain) on derivative instruments	(40)	—	—
Net change in unrealized depreciation (appreciation) on investments	1,528	(2,921)	1,489
Net change in unrealized depreciation on derivative instruments	1,986	—	—
(Fundings of) proceeds from revolving loans, net	(1,037)	4,208	39,014
Fundings of investments	(326,260)	(144,098)	(383,713)
Proceeds from principal payments and sales of portfolio investments	217,884	181,850	104,014
Proceeds from derivative instruments	40	—	—
Changes in operating assets and liabilities:
Interest receivable	(1,107)	242	(1,411)
Cash collateral on deposit with custodian	(21,162)	—	—
Other assets	(281)	(185)	4
Payable for investments purchased	(5,328)	5,328	—
Interest payable	(101)	1,037	(82)
Management and incentive fees payable	600	759	—
Accounts payable and accrued expenses	33	930	485
Net cash (used in) provided by operating activities	(118,129)	65,918	(221,399)
Cash flows from investing activities
Net change in restricted cash and cash equivalents	8,355	(1,157)	(26,362)
Net cash provided by (used in) investing activities	8,355	(1,157)	(26,362)
Cash flows from financing activities
Borrowings on debt	63,683	174,000	263,754
Repayments of debt	—	(315,306)	(71,531)
Capitalized debt financing costs	(3,448)	(2,882)	—
Proceeds from members’ equity contributions	—	46,313	58,906
Payments of members’ equity distributions	—	(13,530)	(3,368)
Proceeds from shares sold, net of underwriting costs	59,420	119,034	—
Offering costs paid	(810)	(1,429)	—
Dividends and distributions paid	(23,940)	(9,742)	—
Net cash provided by (used in) financing activities	94,905	(3,542)	247,761
Net change in cash and cash equivalents	(14,869)	61,219	—
Cash and cash equivalents, beginning of period	61,219	—	—
Cash and cash equivalents, end of period	$46,350	$61,219	$—
Supplemental information:
Cash paid during the period for interest	$5,803	$2,355	$4,219
Obligations of Company paid by members of Golub Capital BDC LLC	—	896	344
Dividends and distributions declared during the period	(25,069)	(9,742)	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2011
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Net Assets	Fair Value
Investments
Canada
Debt investments
Leisure, Amusement, Motion Pictures, Entertainment
Extreme Fitness, Inc.(6)	Subordinated debt	N/A	14.50%		11/2015	$2,799	$2,748	0.8%	$2,799
Total Canada (cost $2,748)						$2,799	$2,748	0.8%	$2,799
Fair Value as percentage of Principal Amount									100.0%
United States
Debt investments
Aerospace and Defense
Whitcraft LLC	Subordinated debt	N/A	12.00%		12/2018	$1,877	$1,843	0.6%	$1,877
Automobile
CLP Auto Interior Corporation*	Senior loan	L + 4.75%	4.99%		06/2013	3,146	3,146	0.9	2,988
Driven Brands, Inc.*	Senior loan	L + 5.00%	6.53%		10/2014	5,109	5,109	1.6	5,108
						8,255	8,255	2.5	8,096
Banking
Prommis Solutions Inc.*(5)	Senior loan	P + 2.00%	5.25%		02/2013	1,237	1,237	0.2	928
						1,237	1,237	0.2	928
Beverage, Food and Tobacco
ABP Corporation*	Senior loan	L + 5.25%	6.75%		06/2016	4,582	4,498	1.4	4,581
ABP Corporation(3)	Senior loan	L + 5.25%	N/A	(4)	06/2016	—	(7)	—	—
Ameriqual Group, LLC*	Senior loan	L + 5.00%	6.51%		03/2016	1,960	1,924	0.6	1,960
Ameriqual Group, LLC*	Senior loan	L + 7.50%	9.00%		03/2016	848	833	0.3	848
Atkins Nutrionals, Inc.	Second lien	L + 10.92%	12.92%		12/2015	5,028	4,944	1.6	5,028
Bertucci’s Corporation*	Second lien	L + 11.26%	14.27%		07/2012	1,943	1,921	0.6	1,943
IL Fornaio Corporation*	Senior loan	L + 5.25%	6.50%		06/2017	4,831	4,808	1.5	4,807
Julio & Sons Company(3)	Senior loan	L + 7.00%	N/A	(4)	09/2014	—	(22)	—	(22)
Julio & Sons Company(3)	Senior loan	L + 7.00%	N/A	(4)	09/2016	—	(15)	—	(15)
Julio & Sons Company*	Senior loan	L + 7.00%	8.50%		09/2016	7,175	7,104	2.2	7,103
Noodles & Company*	Senior loan	L + 4.50%	5.75%		02/2016	1,621	1,607	0.5	1,621
Richelieu Foods, Inc.*	Senior loan	L + 5.00%	6.76%		11/2015	2,225	2,174	0.7	2,225
Richelieu Foods, Inc.	Senior loan	P + 4.00%	7.25%		11/2015	132	119	—	132
						30,345	29,888	9.4	30,211
Building and Real Estate
American Fire Protection Group, Inc.(5)	Senior loan	L + 6.75%	9.00%		06/2011	4,422	4,124	0.3	1,105
ASP PDM Acquisition Co. LLC*	Senior loan	L + 2.75%	3.29%		12/2013	457	436	0.1	411
Infiltrator Systems, Inc.*	Senior loan	L + 5.50%	8.50%		09/2012	7,548	7,405	2.4	7,548
ITEL Laboratories, Inc.*	Senior loan	L + 4.50%	5.75%		03/2014	7,633	7,556	2.4	7,633
KHKI Acquisition, Inc.	Senior loan	L + 6.00%	8.50%		03/2012	118	118	—	118
KHKI Acquisition, Inc.	Senior loan	L + 6.00%	8.50%		03/2013	2,600	2,598	0.7	2,080
Tecta America Corp.	Senior loan	P + 5.75%	9.00%		03/2014	2,285	2,285	0.6	2,029
						25,063	24,522	6.5	20,924
Cargo Transport
TMW Systems, Inc.*	Senior loan	L + 4.25%	5.80%		05/2016	2,167	2,137	0.7	2,102
Chemicals, Plastics and Rubber
Flint Trading, Inc.*	Senior loan	L + 7.25%	8.75%		06/2016	12,466	12,403	3.9	12,466
Flint Trading, Inc.(3)	Senior loan	L + 7.25%	N/A	(4)	06/2016	—	(10)	—	—
Syrgis Holdings, Inc.*	Senior loan	L + 5.50%	7.75%		08/2012	186	182	0.1	186
Syrgis Holdings, Inc.*	Senior loan	L + 6.00%	8.25%		08/2013	864	836	0.3	864
Syrgis Holdings, Inc.*	Senior loan	L + 8.50%	10.75%		02/2014	474	457	0.1	474
						13,990	13,868	4.4	13,990

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2011
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Containers, Packaging and Glass
Fort Dearborn Company*	Senior loan	L + 4.75%	6.65%		08/2015	23	22	—	23
Fort Dearborn Company*	Senior loan	L + 5.25%	7.12%		08/2016	49	48	—	49
Fort Dearborn Company*	Senior loan	L + 4.75%	6.50%		08/2015	1,473	1,450	0.5	1,473
Fort Dearborn Company*	Senior loan	L + 5.25%	7.00%		08/2016	3,258	3,205	1.0	3,258
						4,803	4,725	1.5	4,803
Diversified Conglomerate Manufacturing
Heat Transfer Parent, Inc.*	Senior loan	L + 3.00%	3..24%		06/2013	1,790	1,748	0.5	1,682
Neptco Inc.(6)	Senior loan	L + 6.00%	8.00%		03/2013	3,920	3,838	1.1	3,607
OnCore Manufacturing LLC*	Senior loan	L + 8.00%	11.00%		06/2016	3,542	3,482	1.2	3,648
Pasternack Enterprises, Inc.*	Senior loan	L + 4.50%	6.00%		02/2014	4,467	4,381	1.4	4,377
Sunless Merger Sub, Inc*	Senior loan	L + 5.00%	6.25%		07/2016	2,412	2,400	0.8	2,400
Sunless Merger Sub, Inc(3)	Senior loan	L + 5.00%	N/A	(4)	07/2016	—	(1)	—	(1)
Tecomet Inc.(3)	Senior loan	L + 5.25%	N/A	(4)	12/2015	—	(7)	—	—
Tecomet Inc.*	Senior loan	L + 5.25%	7.00%		12/2015	4,564	4,520	1.4	4,564
Vintage Parts, Inc.*	Senior loan	L + 5.50%	5.75%		12/2013	6,596	6,534	2.0	6,398
Vintage Parts, Inc.*	Senior loan	L + 6.00%	8.50%		12/2013	92	92	—	92
Vintage Parts, Inc.*	Senior loan	L + 8.00%	9.75%		12/2013	1,378	1,415	0.4	1,420
						28,761	28,402	8.8	28,187
Diversified Conglomerate Service
Benetech, Inc.*	Senior loan	L + 5.00%	5.22%		12/2013	8,845	8,649	2.8	8,845
CIBT Holdings(3)	Senior loan	L + 4.75%	N/A	(4)	12/2015	—	(3)	—	—
CIBT Holdings*	Senior loan	L + 4.75%	6.50%		12/2015	1,055	1,055	0.3	1,055
Compass Group Diversified Holdings, LLC*	Senior loan	L + 4.00%	4.25%		12/2013	4,444	4,444	1.4	4,444
Cortz, Inc.*	Senior loan	L + 5.50%	7.00%		03/2014	6,624	6,585	2.1	6,624
Digital Technology International, LLC.(3)	Senior loan	P + 6.00%	N/A	(4)	09/2016	—	(9)	—	(9)
Digital Technology International, LLC.	Senior loan	L + 7.25%	8.75%		09/2016	6,495	6,365	2.0	6,430
EAG, Inc.*	Senior loan	P + 3.50%	6.75%		07/2017	2,732	2,687	0.9	2,732
Evolution1, Inc.(3)	Senior loan	L + 4.75%	N/A	(4)	06/2016	—	(24)	—	(33)
Evolution1, Inc.(3)	Senior loan	L + 4.75%	N/A	(4)	06/2016	—	(5)	—	(7)
Evolution1, Inc.*	Senior loan	L + 4.75%	6.25%		06/2016	4,654	4,588	1.4	4,561
HighJump Acquisition LLC(3)	Senior loan	L + 8.75%	N/A	(4)	07/2016	—	(15)	—	(16)
HighJump Acquisition LLC	Senior loan	L + 8.75%	10.00%		07/2016	5,496	5,417	1.7	5,469
NS Holdings, Inc.*(3)	Senior loan	L + 6.25%	N/A	(4)	06/2015	—	(6)	—	—
NS Holdings, Inc.*	Senior loan	L + 6.28%	7.65%		06/2015	2,140	2,107	0.7	2,140
QuadraMed Corporation*	Senior loan	L + 5.25%	6.75%		07/2016	1,215	1,203	0.4	1,202
Royall & Company*	Senior loan	L + 5.00%	6.50%		11/2015	770	757	0.2	770
The Service Companies, Inc.*	Senior loan	L + 6.50%	9.00%		03/2014	5,573	5,573	1.8	5,573
Sumtotal Systems, Inc.*	Senior loan	L + 4.25%	5.50%		12/2015	1,552	1,536	0.5	1,552
						51,595	50,904	16.2	51,332
Diversified Natural Resources, Precious Metals, and Minerals
Metal Spinners, Inc.*	Senior loan	L + 7.00%	10.00%		12/2014	1,728	1,681	0.5	1,728
Metal Spinners, Inc.*(6)	Senior loan	L + 11.00%	14.00%		12/2014	3,153	3,072	1.0	3,153
						4,881	4,753	1.5	4,881
Electronics
Cape Electrical Supply LLC*(6)	Senior loan	L + 6.25%	7.50%		11/2013	1,973	1,899	0.6	1,973
Entrust, Inc.*	Senior loan	L + 7.22%	8.72%		03/2017	4,273	4,259	1.3	4,273
Entrust, Inc.*	Senior loan	L + 7.23%	8.73%		03/2017	9,971	9,961	3.1	9,971
Syncsort Incorporated(3)	Senior loan	L + 5.50%	N/A	(4)	03/2015	—	(6)	—	—
Syncsort Incorporated*	Senior loan	L + 5.50%	7.50%		03/2015	8,981	8,981	2.8	8,981
Time-O-Matic, Inc.(6)	Subordinated debt	N/A	13.25%		12/2016	11,416	11,199	3.6	11,416
						36,614	36,293	11.4	36,614
Farming and Agriculture
AGData, L.P.	Senior loan	L + 6.25%	7.75%		08/2016	2,972	2,931	0.9	2,972
Finance
Bonddesk Group LLC*	Senior loan	L + 5.00%	6.50%		09/2016	1,018	1,008	0.3	1,008
Pillar Processing LLC*	Senior loan	L + 5.50%	5.73%		05/2014	3,125	3,125	0.9	2,969
Pillar Processing LLC*	Senior loan	N/A	14.50%		11/2013	3,018	3,012	0.9	2,807
						7,161	7,145	2.1	6,784

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2011
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Healthcare, Education and Childcare
ADG, LLC(3)	Senior loan	L + 4.75%	N/A	(4)	03/2014	—	(5)	—	—
ADG, LLC	Senior loan	P + 3.75%	7.00%		03/2014	21	17	—	21
ADG, LLC*	Senior loan	L + 4.75%	6.25%		03/2014	3,389	3,389	1.1	3,389
Advanced Pain Management Holdings, Inc.(6)	Subordinated debt	N/A	14.00%		06/2016	7,798	7,632	2.5	7,798
Avatar International, LLC*	Senior loan	L + 7.50%	8.75%		09/2016	8,056	7,917	2.5	7,955
Avatar International, LLC(3)	Senior loan	L + 7.50%	N/A	(4)	09/2016	—	(10)	—	(10)
Campus Management Acquisition Corp.	Second lien	L + 8.25%	10.00%		09/2015	5,315	5,230	1.7	5,315
CHS/Community Health Systems*	Senior loan	L + 2.25%	2.57%		07/2014	519	514	0.2	486
Community Hospices of America, Inc.(3)	Senior loan	L + 5.50%	N/A	(4)	12/2015	—	(6)	—	—
Community Hospices of America, Inc.*	Senior loan	L + 5.50%	7.25%		12/2015	5,233	5,145	1.7	5,233
Community Hospices of America, Inc.(6)	Subordinated debt	L + 11.75%	13.75%		06/2016	1,822	1,784	0.6	1,822
DDC Center Inc.*	Senior loan	L + 6.50%	9.50%		10/2014	8,591	8,591	2.7	8,420
Delta Educational Systems, Inc.*	Senior loan	P + 2.75%	6.00%		06/2012	2,924	2,881	0.9	2,924
Den-Mat Holdings, LLC(5)(6)	Senior loan	L + 7.50%	8.50%		06/2014	3,419	3,350	0.3	858
Ernest Healthcare, Inc.*	Senior loan	L + 4.75%	6.25%		05/2016	2,527	2,504	0.8	2,527
G & H Wire Company, Inc.(3)	Senior loan	L + 5.50%	N/A	(4)	12/2015	—	(11)	—	—
G & H Wire Company, Inc.*	Senior loan	L + 5.50%	7.25%		12/2015	5,775	5,674	1.8	5,775
Hospitalists Management Group, LLC(3)	Senior loan	L + 4.50%	N/A	(4)	05/2017	—	(13)	—	(18)
Hospitalists Management Group, LLC	Senior loan	L + 4.50%	6.00%		05/2017	415	402	0.1	397
Hospitalists Management Group, LLC	Senior loan	P + 3.50%	6.75%		05/2017	4,175	4,077	1.3	4,091
The Hygenic Corporation*	Senior loan	L + 2.50%	2.75%		04/2013	2,242	2,209	0.7	2,197
Integrated DNA Technologies, Inc.(6)	Subordinated debt	N/A	14.00%		04/2015	3,800	3,752	1.2	3,800
Integrated DNA Technologies, Inc.(6)	Subordinated debt	N/A	14.00%		04/2015	450	444	0.1	450
Integrated DNA Technologies, Inc.(3)	Subordinated debt	N/A	N/A	(4)	04/2015	—	(6)	—	—
Maverick Healthcare Group, LLC*	Senior loan	L + 5.50%	7.25%		12/2016	2,251	2,219	0.7	2,251
NeuroTherm, Inc.	Senior loan	L + 5.00%	6.50%		02/2016	243	236	0.1	243
NeuroTherm, Inc.*	Senior loan	L + 5.00%	6.50%		02/2016	1,707	1,673	0.5	1,707
Reliant Pro ReHab, LLC*	Senior loan	L + 4.75%	6.00%		06/2016	3,793	3,730	1.2	3,755
Reliant Pro ReHab, LLC(3)	Senior loan	L + 4.75%	N/A	(4)	06/2016	—	(21)	—	(18)
Reliant Pro ReHab, LLC(3)	Senior loan	L + 4.75%	N/A	(4)	06/2016	—	(10)	—	(6)
Sterilmed, Inc.*(6)	Senior loan	L + 8.50%	10.00%		07/2016	3,079	3,079	1.0	3,079
Sterilmed, Inc.(3)	Senior loan	L + 6.25%	N/A	(4)	07/2015	—	(7)	—	—
Surgical Information Systems, LLC	Second lien	L + 7.73%	9.23%		12/2015	5,047	4,961	1.6	5,047
TIDI Products, LLC*	Senior loan	L + 5.00%	6.50%		05/2015	2,228	2,228	0.7	2,228
TIDI Products, LLC(3)	Senior loan	L + 5.00%	N/A	(4)	05/2015	—	(5)	—	—
United Surgical Partners International, Inc.*	Senior loan	L + 2.00%	2.24%		04/2014	1,514	1,514	0.5	1,430
						86,333	85,058	26.5	83,146

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2011
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Home and Office Furnishings, Housewares, and Durable Consumer
Amerifile, LLC*	Senior loan	L + 5.00%	6.50%		03/2016	4,434	4,375	1.4	4,434
Top Knobs USA, Inc.*	Senior loan	L + 5.75%	7.75%		11/2016	1,176	1,156	0.4	1,176
WII Components, Inc.*	Senior loan	L + 4.75%	6.25%		07/2016	1,824	1,798	0.6	1,797
WII Components, Inc.(3)	Senior loan	L + 4.75%	N/A	(4)	07/2016	—	(2)	—	(2)
Zenith Products Corporation*	Senior loan	L + 5.00%	5.43%		09/2013	4,141	4,090	1.3	4,058
						11,575	11,417	3.7	11,463
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	Senior loan	L + 7.50%	9.50%		09/2015	389	370	0.1	389
Competitor Group, Inc.	Senior loans	L + 7.50%	N/A	(4)	09/2015	3,557	3,468	1.1	3,557
Competitor Group, Inc.*	Senior loan	L + 7.50%	9.50%		09/2015	7,783	7,629	2.5	7,783
Octane Fitness, LLC*	Senior loan	L + 4.60%	4.85%		03/2013	4,675	4,596	1.4	4,582
Optronics Product Company, Inc.*	Senior loan	L + 4.50%	5.50%		12/2012	79	77	—	79
Optronics Product Company, Inc.*	Second lien	L + 7.25%	8.25%		12/2013	2,489	2,412	0.8	2,489
Premier Yachts, Inc.(3)	Senior loan	L + 5.50%	N/A	(4)	12/2015	—	(3)	—	—
Premier Yachts, Inc.*	Senior loan	L + 5.50%	7.00%		12/2015	681	670	0.2	681
Pride Manufacturing Company, LLC*	Senior loan	L + 5.50%	7.25%		11/2015	819	805	0.3	819
						20,472	20,024	6.4	20,379
Oil and Gas
Tri-County Petroleum, Inc.(6)	Subordinated debt	N/A	14.00%		08/2015	7,206	7,077	2.3	7,206
Tri-County Petroleum, Inc.*	Senior loan	L + 5.00%	6.50%		02/2015	6,480	6,359	2.0	6,480
Tri-County Petroleum, Inc.*	Senior loan	L + 4.50%	6.02%		02/2015	3,051	3,024	1.0	3,051
						16,737	16,460	5.3	16,737
Personal and Non-Durable Consumer Products
Dr. Miracles, Inc.*(6)	Senior loan	L + 7.50%	10.00%		03/2014	$3,344	$3,317	1.0%	$3,210
Massage Envy, LLC(3)	Senior loan	L + 5.00%	N/A	(4)	06/2016	—	(1)	—	—
Massage Envy, LLC*	Senior loan	L + 5.00%	6.50%		06/2016	6,742	6,742	2.2	6,742
MTS Medication Technologies, Inc.(3)	Senior loan	P + 4.25%	N/A	(4)	06/2016	—	(2)	—	—
MTS Medication Technologies, Inc.*	Senior loan	L + 5.50%	7.00%		06/2016	1,601	1,590	0.5	1,601
Strategic Partners, Inc.(6)	Subordinated debt	N/A	14.00%		02/2017	9,636	9,415	3.1	9,636
						21,323	21,061	6.8	21,189

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2011
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Personal, Food and Miscellaneous Services
Affordable Care Inc.(3)	Senior loan	L + 5.00%	N/A	(4)	12/2015	—	(8)	—	—
Affordable Care Inc.*	Senior loan	L + 5.00%	6.50%		12/2015	3,686	3,638	1.2	3,686
Automatic Bar Controls, Inc.*	Senior loan	L + 5.75%	7.44%		03/2016	1,125	1,110	0.4	1,125
Automatic Bar Controls, Inc.(3)	Senior loan	P + 4.75%	8.00%		03/2016	2	(1)	—	2
Ignite Restaurant Group, Inc.*	Senior loan	L + 4.75%	6.25%		03/2016	6,633	6,633	2.1	6,633
NVA Acquisition Company	Senior loan	L + 4.25%	5.50%		06/2016	1,900	1,900	0.6	1,824
Restaurant Technologies, Inc.(3)	Senior loan	L + 4.75%	N/A	(4)	05/2017	—	(2)	—	—
Restaurant Technologies, Inc.*	Senior loan	L + 4.75%	6.00%		05/2017	1,116	1,106	0.4	1,116
Trusthouse Service Group, Inc.(3)	Senior loan	L + 5.13%	N/A	(4)	07/2017	—	(5)	—	(5)
Trusthouse Service Group, Inc.	Senior loan	P + 4.13%	7.38%		07/2016	3	3	—	3
Trusthouse Service Group, Inc.	Senior loan	L + 5.13%	6.63%		07/2017	1,044	1,029	0.3	1,029
Vetcor Professional Practices LLC*	Senior loan	L + 6.00%	7.50%		02/2015	1,944	1,944	0.6	1,944
Vetcor Professional Practices LLC(3)	Senior loan	L + 6.00%	N/A	(4)	02/2015	—	(120)	—	—
Vetcor Professional Practices LLC	Senior loan	L + 6.00%	7.50%		02/2015	2,020	2,020	0.6	2,020
						19,473	19,247	6.2	19,377
Printing and Publishing
Market Track, LLC(3)	Senior loan	L + 7.75%	N/A	(4)	11/2015	—	(20)	—	—
Market Track, LLC*	Senior loan	L + 7.75%	9.25%		11/2015	12,768	12,563	4.1	12,768
Trade Service Company, LLC(3)	Senior loan	L + 5.25%	N/A	(4)	06/2013	—	(1)	—	—
Trade Service Company, LLC*	Senior loan	L + 5.25%	6.75%		06/2013	1,342	1,338	0.5	1,342
Trade Service Company, LLC*(6)	Senior loan	N/A	14.00%		06/2013	765	763	0.3	765
						14,875	14,643	4.9	14,875
Retail Stores
Chuy’s OPCO, Inc.(3)	Senior loan	L + 7.00%	N/A	(4)	05/2016	—	(3)	—	—
Chuy’s OPCO, Inc.(3)	Senior loan	L + 7.00%	N/A	(4)	05/2016	—	(21)	—	—
Chuy’s OPCO, Inc.	Senior loan	L + 7.00%	8.50%		05/2016	8,639	8,458	2.8	8,639
DTLR, Inc.	Senior loan	L + 8.00%	11.00%		12/2015	5,861	5,738	1.9	5,861
The Marshall Retail Group, LLC*	Senior loan	L + 4.50%	7.25%		04/2013	2,574	2,516	0.8	2,574
The Marshall Retail Group, LLC*	Second lien	L + 6.50%	9.25%		04/2013	2,100	2,063	0.7	2,100
Rubio’s Restaurants, Inc.*	Senior loan	L + 7.00%	8.75%		06/2015	9,433	9,280	3.0	9,433
Vision Source L.P.*	Senior loan	L + 6.75%	8.00%		04/2016	13,669	13,411	4.3	13,669
Vision Source L.P.	Senior loan	L + 6.75%	8.00%		04/2016	142	131	—	142
						42,418	41,573	13.5	42,418

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2011
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Telecommunications
Hosting.com (WCP/32 Points)	Senior loan	L + 6.75%	N/A	(4)	05/2014	—	—	—	—
Hosting.com (WCP/32 Points)*	Senior loan	L + 6.75%	8.25%		05/2014	2,084	2,084	0.7	2,084
NameMedia, Inc	Senior loan	P + 5.00%	8.25%		11/2014	9	8	—	8
NameMedia, Inc	Senior loan	L + 6.00%	7.50%		11/2014	2,486	2,439	0.8	2,461
West Corporation(3)	Senior loan	L + 2.00%	N/A	(4)	10/2012	—	(124)	(0.1)	(200)
						4,579	4,407	1.4	4,353
Total debt investments United States (cost $450,793)						$457,506	$450,793	141.4%	$447,638
Fair Value as a percentage of Principal Amount

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (Continued)
September 30, 2011
(In thousands, except derivative contracts)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount / Shares / Contracts	Cost	Percentage of Total Net Assets	Fair Value
Equity investments
Aerospace and Defense
Whitcraft LLC	Common stock	N/A	N/A	N/A	1	$670	0.2%	$670
Whitcraft LLC	Warrant	N/A	N/A	N/A	—	—	—	117
						670	0.2	787
Beverage, Food and Tobacco
Atkins Nutrionals, Inc.	LLC interest	N/A	N/A	N/A	57	838	0.3	838
Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.2	521
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	0.1	220
						1,579	0.6	1,579
Diversified Conglomerate Manufacturing
Neptco Inc.	Warrant	N/A	N/A	N/A	—	—	—	—
Sunless Merger Sub, Inc	LP interest	N/A	N/A	N/A	—	148	0.1	148
						148	0.1	148
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	—	67
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	13	1,273	0.4	1,273
Avatar International, LLC	LP Interest	N/A	N/A	N/A	1	651	0.2	651
G & H Wire Company, Inc	LP Interest	N/A	N/A	N/A	—	102	—	102
Hospitalists Management Group, LLC	Common stock	N/A	N/A	N/A	—	38	—	38
NeuroTherm, Inc.	Common stock	N/A	N/A	N/A	1	569	0.2	569
Reliant Pro ReHab, LLC	Preferred stock	N/A	N/A	N/A	2	264	0.1	263
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	414
						3,378	1.0	3,377
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc.	Common stock	N/A	N/A	N/A	3	73	—	73
Personal and Non-Durable Consumer Products
Strategic Partners, Inc.	LLC interest	N/A	N/A	N/A	169	1,691	0.5	1,691
Retail Stores
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	199	945	0.3	799
Vision Source L.P.	Common stock	N/A	N/A	N/A	9	936	0.3	936
						1,881	0.6	1,735
Total equity investments United States (cost $9,420)						$9,420	3.0%	$9,390
Total United States (cost $460,213)						$460,213	144.4%	$457,028
Total investments (cost $462,961)						$462,961	145.2%	$459,827
Derivatives, at fair value Futures contracts sold (Note 7)	Financial futures contracts	N/A	N/A	12/2011	250	$—	(0.1)%	$(141)
Total return swap (Note 7)	Total return swap	N/A	N/A	06/2014	N/A	$—	(0.7)%	$(1,845)
Total derivative instruments						$—	(0.7)%	$(1,986)

*	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization.

See Notes to Consolidated Financial Statements.

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR “L” or Prime “P” and which reset daily, quarterly or semiannually. For each we have provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2011. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at September 30, 2011.
(3)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(4)	The entire commitment was unfunded at September 30, 2011. As such, no interest is being earned on this investment.
(5)	Loan was on non-accrual status as of September 30, 2011, meaning that the Company has ceased recognizing interest income on the loan.
(6)	A portion of the interest may be deferred through a payment-in-kind (“PIK”) rate option.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2010
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Cost	Percentage of Net Assets	Fair Value
Investments
Canada
Debt investments
Diversified Conglomerate Service
Open Text Corporation*	Senior loan	L + 2.25%	2.51%	10/2013	$1,310	$1,146	0.5%	$1,297
Leisure, Amusement, Motion Pictures, Entertainment
Extreme Fitness, Inc.*	Senior loan	L + 7.50%	11.50%	03/2012	4,649	4,649	1.8	4,649
Total Canada (cost $5,795)					$5,959	$5,795	2.3%	$5,946
Fair Value as percentage of Principal Amount								99.8%
United States
Debt investments
Aerospace and Defense
Thermal Solutions LLC*	Senior loan	L + 4.75%	6.00%	03/2011	$38	$38	—%	$38
Thermal Solutions LLC*	Senior loan	L + 5.25%	7.50%	03/2012	1,875	1,864	0.7	1,818
					1,913	1,902	0.7	1,856
Automobile
CLP Auto Interior Corporation*	Senior loan	L + 4.75%	5.01%	06/2013	3,223	3,223	1.2	3,126
Dealer Computer Services, Inc.*	Senior loan	L + 3.50%	5.25%	04/2017	2,414	2,402	0.9	2,420
Driven Brands, Inc.*	Senior loan	L + 5.00%	6.53%	10/2014	5,944	5,944	2.3	5,944
					11,581	11,569	4.4	11,490
Banking
Bonddesk Group LLC*	Senior loan	L + 3.00%	3.26%	08/2012	1,884	1,827	0.7	1,847
Prommis Solutions Inc.*	Senior loan	L + 2.75%	3.05%	02/2013	1,519	1,519	0.5	1,474
					3,403	3,346	1.2	3,321
Beverage, Food and Tobacco
Lone Star Beef Processors, L.P.*	Senior loan	L + 4.00%	4.75%	05/2013	3,580	3,559	1.4	3,580
ABP Corporation*	Senior loan	L + 4.50%	8.50%	02/2013	2,322	2,282	0.9	2,322
Bertucci’s Corporation*	Senior loan	L + 9.00%	12.00%	07/2012	1,964	1,915	0.8	1,964
CTI Foods Holding Co., LLC	Senior loan	L + 4.00%	6.00%	06/2015	893	885	0.3	871
					8,759	8,641	3.4	8,737
Building and Real Estate
American Fire Protection Group, Inc.(5)	Senior loan	L + 6.75%	9.00%	06/2011	4,422	4,346	1.2	3,095
Architectural Testing, Inc.*	Senior loan	L + 6.50%	9.50%	05/2013	6,497	6,497	2.5	6,497
Infiltrator Systems, Inc.*	Senior loan	L + 5.50%	8.50%	09/2012	7,819	7,505	2.9	7,507
ITEL Laboratories, Inc.*	Senior loan	L + 6.75%	9.75%	03/2014	7,826	7,764	3.0	7,826
ASP PDM Acquisition Co. LLC*	Senior loan	L + 2.75%	3.35%	12/2013	608	570	0.2	560
Best Lighting Products, Inc.*	Senior loan	L + 8.00%	10.00%	08/2012	2,432	2,370	0.9	2,432
KHKI Acquisition, Inc.	Senior loan	L + 6.00%	8.50%	03/2012	343	342	0.1	332
KHKI Acquisition, Inc.	Senior loan	L + 6.00%	8.50%	03/2013	2,600	2,596	0.8	2,080
Tecta America Corp.	Senior loan	L + 5.75%	6.58%	12/2011	2,864	2,864	0.7	1,904
					35,411	34,854	12.3	32,233
Cargo Transport
The Kenan Advantage Group, Inc.	Senior loan	L + 4.50%	3.59%	06/2016	244	233	0.1	248
The Kenan Advantage Group, Inc.*	Senior loan	L + 4.50%	6.25%	06/2016	3,327	3,262	1.3	3,351
Peco Pallet, Inc.*	Senior loan	L + 3.75%	4.01%	06/2013	3,978	3,835	1.5	3,939
					7,549	7,330	2.9	7,538
Chemicals, Plastics and Rubber
Celanese Holdings LLC*	Senior loan	L + 3.00%	3.53%	10/2016	693	598	0.3	682
Styron S.A.R.L.*	Senior loan	L + 5.75%	7.50%	06/2016	1,481	1,502	0.6	1,505
Syrgis Holdings, Inc.*	Senior loan	L + 5.50%	7.75%	08/2012	326	312	0.1	326
Syrgis Holdings, Inc.*	Senior loan	L + 6.00%	8.25%	08/2013	864	821	0.3	864
Syrgis Holdings, Inc.*	Senior loan	L + 8.50%	10.75%	02/2014	474	449	0.2	474
					3,838	3,682	1.5	3,851

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments — (Continued)
September 30, 2010
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Containers, Packaging and Glass
Fort Dearborn Company*	Senior loan	L + 5.00%	6.86%		08/2015	102	100	—	102
Fort Dearborn Company*	Senior loan	L + 5.50%	7.37%		08/2016	227	222	0.1	227
Fort Dearborn Company*	Senior loan	L + 5.00%	6.75%		08/2015	1,553	1,523	0.6	1,553
Fort Dearborn Company*	Senior loan	L + 5.50%	7.25%		08/2016	3,291	3,226	1.3	3,291
Pelican Products, Inc.*	Senior loan	L + 5.00%	7.75%		01/2013	77	72	—	77
Pelican Products, Inc.*	Senior loan	L + 5.00%	7.75%		01/2014	2,861	2,647	1.1	2,861
Industrial Container Services, LLC*	Senior loan	L + 4.00%	4.53%		09/2011	754	743	0.3	754
						8,865	8,533	3.4	8,865
Diversified Conglomerate Manufacturing
Neptco Inc.	Senior loan	L + 5.25%	7.25%		03/2013	4,317	4,166	1.4	3,669
Pasternack Enterprises, Inc.*	Senior loan	L + 4.50%	6.00%		02/2014	4,779	4,646	1.8	4,779
Vintage Parts, Inc.*	Senior loan	L + 5.50%	5.79%		12/2013	6,551	6,480	2.5	6,551
Heat Transfer Parent, Inc.*	Senior loan	L + 3.00%	3.26%		06/2013	1,833	1,766	0.6	1,595
						17,480	17,058	6.3	16,594
Diversified Conglomerate Service
Benetech, Inc.*	Senior loan	L + 5.00%	5.26%		12/2013	8,845	8,562	3.3	8,668
Compass Group Diversified Holdings, LLC*	Senior loan	L + 4.00%	4.50%		12/2013	4,566	4,566	1.8	4,566
Cortz, Inc.*	Senior loan	L + 5.50%	8.50%		03/2014	6,540	6,493	2.5	6,540
NS Holdings, Inc.*	Senior loan	L + 4.63%	6.64%		06/2015	2,238	2,194	0.9	2,238
NS Holdings, Inc.*(3)	Senior loan	L + 6.25%	N/A	(4)	06/2015	—	(8)	—	—
Protection One, Inc.*	Senior loan	L + 4.25%	6.00%		06/2016	3,142	3,132	1.2	3,150
Savvis Communications Corporation*	Senior loan	L + 5.00%	6.75%		08/2016	2,000	1,978	0.8	2,012
The Service Companies, Inc.	Senior loan	L + 6.50%	8.50%		03/2014	5,792	5,676	2.2	5,792
						33,123	32,593	12.7	32,966
Diversified Natural Resources, Precious Metals, and Minerals
Metal Spinners, Inc.*	Senior loan	L + 7.00%	10.00%		12/2014	2,284	2,202	0.9	2,284
Metal Spinners, Inc.*(6)	Senior loan	L + 8.00%	11.00%		12/2014	3,085	2,979	1.1	2,900
Virginia Explosives & Drilling Company, Inc.	Senior loan	L + 7.00%	10.50%		05/2011	170	162	0.1	170
Virginia Explosives & Drilling Company, Inc.	Senior loan	L + 7.00%	10.50%		10/2011	2,852	2,739	1.0	2,709
						8,391	8,082	3.1	8,063
Electronics
Cape Electrical Supply LLC*	Senior loan	L + 5.75%	6.75%		11/2013	2,435	2,300	0.9	2,386
The Sloan Company, Inc.*(6)	Second lien loan	L + 7.00%	7.26%		10/2012	2,442	2,430	0.9	2,442
Syncsort Incorporated(3)	Senior loan	L + 5.50%	N/A	(4)	03/2015	—	(8)	—	—
Syncsort Incorporated	Senior loan	L + 5.50%	7.50%		03/2015	9,875	9,658	3.8	9,875
						14,752	14,380	5.6	14,703
Finance
Nuveen Investments, Inc.*	Senior loan	L + 3.00%	3.29%		11/2014	3,000	2,685	1.0	2,705
eVestment Alliance Holdings, LLC*	Senior loan	L + 6.50%	9.50%		05/2014	7,128	7,013	2.7	7,128
Pillar Processing LLC*	Senior loan	L + 5.50%	5.79%		11/2013	6,216	6,196	2.4	6,216
Pillar Processing LLC*	Senior loan	N/A	14.50%		05/2014	3,125	3,125	1.2	3,125
Wall Street Systems Holdings, Inc.*	Senior loan	L + 5.00%	8.00%		05/2013	7,875	7,875	3.0	7,875
						27,344	26,894	10.3	27,049
Grocery
JRD Holdings, Inc.*	Senior loan	L + 2.25%	2.51%		07/2014	1,241	1,097	0.5	1,195

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments — (Continued)
September 30, 2010
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Healthcare, Education and Childcare
ADG, LLC	Senior loan	L + 5.75%	7.78%		05/2013	3,701	3,652	1.4	3,701
ADG, LLC(3)	Senior loan	L + 5.75%	N/A	(4)	05/2013	—	(10)	—	—
Campus Management Acquisition Corp.	Senior loan	L + 5.65%	7.40%		09/2015	5,595	5,483	2.1	5,595
CHS/Community Health Systems*	Senior loan	L + 2.25%	2.55%		07/2014	773	763	0.3	734
Community Hospices of America, Inc.*	Senior loan	L + 5.00%	8.00%		01/2011	990	985	0.4	990
Community Hospices of America, Inc.*(6)	Second lien loan	L + 11.75%	13.75%		04/2011	4,865	4,846	1.9	4,865
DaVita, Inc.*	Senior loan	L + 1.50%	1.76%		10/2012	5,000	4,646	1.9	4,989
DDC Center Inc.*	Senior loan	L + 6.50%	9.50%		10/2014	9,652	9,652	3.3	8,687
Delta Educational Systems, Inc.*	Senior loan	L + 4.00%	6.00%		06/2012	4,140	3,997	1.6	4,140
Den-Mat Holdings, LLC(6)	Senior loan	L + 7.50%	8.50%		06/2014	3,287	3,195	0.6	1,643
Excelligence Learning Corporation*	Second lien loan	L + 7.00%	7.26%		11/2013	1,600	1,539	0.6	1,584
The Hygenic Corporation*	Senior loan	L + 2.50%	2.80%		04/2013	2,483	2,425	0.9	2,384
Integrated DNA Technologies, Inc.(6)	Subordinated debt	N/A	14.00%		04/2015	3,800	3,737	1.5	3,800
Integrated DNA Technologies, Inc.(3)	Subordinated debt	N/A	N/A	(4)	04/2015	—	(14)	—	—
ReachOut Healthcare America Ltd*	Senior loan	L + 5.00%	8.00%		08/2013	6,242	6,226	2.4	6,242
Renal Advantage Holdings, Inc.*	Senior loan	L + 4.50%	6.00%		06/2016	1,000	1,005	0.4	1,006
Sterilmed, Inc.	Senior loan	L + 6.25%	7.75%		07/2016	3,139	3,077	1.2	3,139
Sterilmed, Inc.(3)	Senior loan	L + 6.25%	N/A	(4)	07/2015	—	(9)	—	—
TIDI Products, LLC	Senior loan	L + 5.00%	6.50%		05/2015	2,608	2,560	1.0	2,608
TIDI Products, LLC(3)	Senior loan	L + 5.00%	N/A	(4)	05/2015	—	(6)	—	—
United Surgical Partners International, Inc.*	Senior loan	L + 2.00%	2.26%		04/2014	1,529	1,529	0.6	1,450
Universal Health Services, Inc.*	Senior loan	L + 4.00%	5.50%		11/2016	1,664	1,639	0.6	1,675
Warner Chilcott Corporation*	Senior loan	L + 4.25%	6.50%		02/2016	1,510	1,495	0.6	1,519
Warner Chilcott Corporation*	Senior loan	L + 4.25%	6.50%		02/2016	490	485	0.2	493
						64,068	62,897	23.5	61,244
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc.*	Senior loan	L + 6.25%	8.25%		02/2014	2,751	2,669	1.0	2,724
Zenith Products Corporation*	Senior loan	L + 5.00%	5.49%		09/2013	4,878	4,787	1.8	4,732
						7,629	7,456	2.8	7,456

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments — (Continued)
September 30, 2010
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount	Cost	Percentage of Total Net Assets	Fair Value
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	Senior loan	L + 7.50%	9.50%		09/2015	81	58	—	81
Competitor Group, Inc.(3)	Senior loans	L + 7.50%	N/A	(4)	03/2012	—	(114)	—	—
Competitor Group, Inc.*	Senior loan	L + 7.50%	9.50%		09/2015	8,395	8,189	3.2	8,395
Octane Fitness, LLC*	Senior loan	L + 4.60%	5.11%		03/2013	4,675	4,541	1.7	4,442
Optronics Product Company, Inc.*	Senior loan	L + 3.75%	5.75%		12/2012	176	168	0.1	176
Optronics Product Company, Inc.*	Second lien loan	L + 7.25%	8.25%		12/2013	2,489	2,377	1.0	2,489
Premier Yachts, Inc.*	Senior loan	L + 3.75%	4.01%		08/2012	1,037	994	0.4	1,026
Premier Yachts, Inc.*	Senior loan	L + 7.00%	7.26%		08/2013	568	547	0.2	568
Regal Cinemas Corporation*	Senior loan	L + 3.50%	3.79%		11/2016	1,493	1,289	0.6	1,487
						18,914	18,049	7.2	18,664
Oil and Gas
Tri-County Petroleum, Inc.*	Senior loan	L + 4.25%	4.52%		08/2013	3,666	3,576	1.4	3,629
Personal and Non-Durable Consumer Products
Dr. Miracles, Inc.*	Senior loan	L + 5.50%	8.00%		03/2014	3,766	3,723	1.4	3,766
Strategic Partners, Inc.(6)	Subordinated debt	N/A	14.00%		02/2017	9,636	9,367	3.7	9,635
						13,402	13,090	5.1	13,401
Personal, Food and Miscellaneous Services
Aramark Corporation*	Senior loan	L + 0.00%	0.11%		01/2014	64	55	—	61
Aramark Corporation*	Senior loan	L + 0.00%	0.11%		07/2016	115	98	—	113
Aramark Corporation*	Senior loan	L + 3.25%	3.54%		07/2016	1,752	1,490	0.7	1,722
Aramark Corporation*	Senior loan	L + 1.88%	2.16%		01/2014	794	682	0.3	758
Focus Brands, Inc.*	Senior loan	L + 5.00%	5.29%		03/2011	4,952	4,905	1.9	4,951
						7,677	7,230	2.9	7,605

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments — (Continued)
September 30, 2010
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal Amount/ Shares	Cost	Percentage of Total Net Assets	Fair Value
Printing and Publishing
Monotype Imaging, Inc.*	Senior loan	L + 3.75%	4.01%		07/2012	1,378	1,323	0.5	1,379
Trade Service Company, LLC*(6)	Senior loan	N/A	14.00%		01/2013	2,085	2,026	0.8	2,084
						3,463	3,349	1.3	3,463
Retail Stores
Container Store, Inc.*	Senior loan	L + 3.00%	3.32%		08/2014	6,794	6,329	2.4	6,251
Fasteners for Retail, Inc.*	Senior loan	L + 3.50%	4.83%		12/2012	1,964	1,844	0.7	1,884
IL Fornaio (America) Corporation*	Senior loan	L + 3.00%	3.30%		03/2013	4,768	4,490	1.7	4,434
The Marshall Retail Group, LLC*	Senior loan	L + 4.50%	7.25%		04/2013	3,103	2,988	1.2	3,103
The Marshall Retail Group, LLC*	Senior loan	L + 6.50%	9.25%		04/2013	2,100	2,039	0.8	2,100
Rubio’s Restaurants, Inc.*	Senior loan	L + 7.00%	8.75%		06/2015	9,738	9,539	3.7	9,738
						28,467	27,229	10.5	27,510
Telecommunications
MetroPCS Wireless, Inc.*	Senior loan	L + 2.25%	2.56%		11/2013	247	211	0.1	243
MetroPCS Wireless, Inc.*	Senior loan	L + 3.50%	3.81%		11/2016	2,692	2,288	1.0	2,672
Springboard Finance LLC*	Senior loan	L + 5.00%	7.00%		02/2015	1,997	1,984	0.8	2,009
West Corporation(3)	Senior loan	L + 2.00%	N/A	(4)	10/2012	—	(239)	(0.3)	(700)
						4,936	4,244	1.6	4,224
Textiles and Leather
Gammill, Inc.*	Senior loan	L + 7.50%	9.50%		09/2011	415	409	0.2	415
Gammill, Inc.*	Senior loan	L + 8.00%	10.00%		09/2012	4,285	4,193	1.6	4,284
						4,700	4,602	1.8	4,699
Utilities
Covanta Energy Corporation*	Senior loan	L + 0.00%	0.43%		02/2014	1,000	869	0.4	957
Covanta Energy Corporation*	Senior loan	L + 1.50%	2.00%		02/2014	1,960	1,703	0.7	1,877
Itron, Inc.*	Senior loan	L + 3.50%	3.76%		04/2014	875	793	0.3	876
NRG Energy, Inc.*	Senior loan	L + 1.50%	1.98%		02/2013	2,223	2,057	0.9	2,221
						6,058	5,422	2.3	5,931
Total debt investments (cost $337,105)						$346,630	$337,105	129.1%	$336,287
Fair Value as a percentage of Principal Amount									97.0%
Equity investments
Personal and Non-Durable Consumer Products
Strategic Partners, Inc.	LLC interest	N/A	N/A		N/A	169	$1,691	0.6%	$1,691
Retail Stores
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A		N/A	199	945	0.4	945
Total equity investments (cost $2,636)							$2,636	1.0%	$2,636
Total United States (cost $339,741)							$339,741	130.1%	$338,923
Total investments (cost $345,536)							$345,536	132.4%	$344,869

*	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization.

See Notes to Consolidated Financial Statements.

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR “L” or Prime “P” and which reset daily, quarterly or semiannually. For each we have provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2010. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at September 30, 2010.
(3)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(4)	The entire commitment was unfunded at September 30, 2010. As such, no interest is being earned on this investment.
(5)	Loan was on non-accrual status as of September 30, 2010, meaning that the Company has ceased recognizing interest income on the loan.
(6)	A portion of the interest may be deferred through a payment-in-kind (“PIK”) rate option.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

1. Organization

NoteGolub Capital BDC, Inc. (“GBDC” and together with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company. GBDC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On April 13, 2010, Golub Capital BDC LLC (“GC LLC”) converted from a Delaware limited liability company to a Delaware corporation, leaving GBDC as the surviving entity (the “Conversion”). At the time of the Conversion, all limited liability company interests were exchanged for 8,984,863 shares of common stock in GBDC. GBDC had no assets or operations prior to the Conversion, and as a result, the books and records of GC LLC have become the books and records of the surviving entity.

On April 14, 2010, GBDC priced its initial public offering (the “Offering”), selling 7,100,000 shares of its common stock at a public offering price of $14.50 per share. Concurrent with the Offering, an additional 1,322,581 shares were sold through a private placement, also at $14.50 per share. On May 19, 2010, an additional 305,000 shares at $14.50 were issued upon the exercise of the underwriters’ over-allotment option.

GC LLC was formed in the State of Delaware on November 9, 2009 to continue and expand the business of Golub Capital Master Funding LLC (“GCMF”) which commenced operations on July 7, 2007. All of the outstanding limited liability company interests in GCMF were initially held by three Delaware limited liability companies, Golub Capital Company IV, LLC, Golub Capital Company V LLC and Golub Capital Company VI LLC (collectively the “Capital Companies”). In November 2009, the Capital Companies formed GC LLC, into which they contributed 100% of the limited liability company interests of GCMF and from which they received a proportionate number of limited liability company interests in GC LLC. In February 2010, GEMS Fund L.P. (“GEMS”), a limited partnership affiliated through common management with the Capital Companies, purchased an interest in GC LLC. As a result of the Conversion, the Capital Companies and GEMS received shares of common stock in GBDC.

Subsequent to the Conversion, GCMF became a wholly owned subsidiary of GBDC. GCMF’s financial results are consolidated with GBDC, and the portfolio investments held by GCMF are included in the Company’s consolidated financial statements. All intercompany balances and transactions have been eliminated. For periods prior to November 19, 2009, the consolidated financial statements only reflect the financial results of GCMF.

The Company’s investment strategy is to invest in senior secured, unitranche, mezzanine and second lien loans to middle market companies that are, in most cases, sponsored by private equity investors. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Prior to April 14, 2010, Golub Capital Incorporated (the “Investment Manager”) served as the investment adviser for the Company.

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation:  The accompanying consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Fair value of financial instruments:  The Company applies fair value to substantially all of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are justified. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation:  As permitted under Regulation S-X and the American Institute of Certified Public Accountants (the “AICPA”) Audit and Accounting Guide for Investment Companies, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing requirements for accounting sale treatment are reflected in the Company’s consolidated statements of financial condition as investments. Those assets are owned by special purpose entities that are consolidated in the Company’s financial statements, the creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or any affiliate of the Company).

Cash and cash equivalents:  Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Restricted cash and cash equivalents:  Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash is held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. In addition, restricted cash and cash equivalents include amounts held within GC SBIC IV, L.P., a wholly-owned subsidiary of the Company. This amount is generally restricted to the originations of new loans from GC SBIC IV, L.P. and the payment of U.S. Small Business Administration (“SBA”) debentures and related interest expense.

Revenue recognition:

Investments and related investment income:  The Board determines the fair value of its investments. Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. In addition, the Company may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. All other income is recorded into income when earned. The Company records prepayment premiums on loans as interest income. When the Company receives principal payments on a loan in an amount that exceeds its amortized cost, it records the excess principal payment as interest income. For the years ended September 30, 2011, 2010 and 2009, interest income included $5,074, $7,654 and $5,598 of amortization of discounts, respectively.

As of September 30, 2011 and September 30, 2010, the Company had interest receivable of $3,063 and $1,956, respectively. For the years ended September 30, 2011, 2010 and 2009, the Company earned interest of $39,150, $33,150 and $33,338, respectively. For the years ended September 30, 2011, 2010 and 2009, the Company received interest in cash in the amounts of $37,103, $33,067 and $31,891 respectively.

For investments with contractual payment-in-kind (“PIK”), which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the years ended September 30, 2011, 2010 and 2009, the Company recorded PIK income of $940, $325 and $32, respectively.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Non-accrual loans:  A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will not be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The total fair value of non-accrual loans was $2,891 and $3,095 as of September 30, 2011 and September 30, 2010, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Income taxes:  The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended September 30, 2011, 2010 and 2009, no amount was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes. ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions at September 30, 2011 and September 30, 2010. The 2009 and 2010 tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends and distributions:  Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company may use newly issued shares under the guidelines of the DRIP (if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan. In particular, if the Company’s shares are trading at a significant discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with any obligations under the DRIP.

On May 3, 2011, the Company’s Board approved an amendment to the DRIP that in the event the market price per share of the Company’s common stock on the date of a distribution exceeds the most recently computed net asset value per share of the common stock, the Company will issue shares of common stock to participants in the DRIP at the greater of the most recently computed net asset value per share of common stock or 95% of the current market price per share of common stock (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share of common stock).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Deferred financing costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of September 30, 2011 and September 30, 2010, the Company had deferred financing costs of $5,345 and $2,748, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization expense for the years ended September 30, 2011, 2010 and 2009 was $848, $134 and $410, respectively.

Deferred offering costs:  Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received.

Accounting for derivative instruments:  The Company does not utilize hedge accounting and marks its derivatives to market through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. For additional information on derivative instruments refer to Note 7.

Recently issued accounting pronouncements:  In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updated (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 represents the converged guidance of the FASB and the International Accounting Standards Board (the “Boards”) on fair value measurement. The collective efforts of the Boards, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments to the FASB Codification in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The adoption of ASU 2011-04 is not expected to have a material impact on the Company’s consolidated financial statements except for enhanced disclosures around fair value measurements.

Note 3. Related Party Transactions

Investment Advisory and Management Agreement:  On April 14, 2010, GBDC entered into the Investment Advisory Agreement with the Investment Adviser, under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GBDC. The Investment Advisory Agreement was subsequently amended on July 16, 2010. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an incentive fee.

The base management fee is calculated at an annual rate equal to 1.375% of average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents and including assets purchased with borrowed funds and securitization-related assets, the unrealized depreciation or appreciation on derivative instruments, and cash collateral on deposit with custodian) and is payable quarterly in arrears. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the base management fee shall be reduced by an amount equal to the product of (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company. Prior to the Offering, the base management fee was calculated at an annual rate of 0.75% of the value of the GCMF investments under the terms of GCMF’s sale and servicing agreement with the Investment Manager.

The Company has structured the calculation of the incentive fee to include a fee limitation such that an incentive fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative incentive fees paid to the Investment Adviser since the effective date of the Company’s election to become a BDC would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (as defined below).

The Company accomplishes this limitation by subjecting each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to the Investment Adviser by GBDC since the effective date of its election to become a BDC. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income for each period since the effective date of the Company’s election to become a BDC and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since the effective date of the Company’s election to become a BDC.

Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and an administration agreement (the “Administration Agreement”) with GC Service Company, LLC (the “Administrator”), any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.

Incentive fees are calculated and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date) (a “Performance Period”). The Investment Adviser is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that is never actually received.

The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts, the income component and the capital gains component. The income component is calculated quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause the Company to pay incentive fees on a cumulative basis that exceed 20.0% of Cumulative Pre-Incentive Fee Net Investment Income. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, GBDC may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of its total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets) used to calculate the 1.375% base management fee annual rate. The Company calculates the income component of the Income and Capital Gain Incentive Fee Calculation with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Adviser with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter. For the years ended September 30, 2011 and 2010, the Income Incentive Fee was $348 and $55, respectively. There was no Income Incentive Fee prior to the Investment Advisory Agreement entered into on April 14, 2010.

The second part of the Incentive Fee Calculation (the “Capital Gain Incentive Fee”) equals (a) 20.0% of the Company’s “Capital Gain Incentive Fee Base,” if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), which commenced with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The Company’s Capital Gain Incentive Fee Base equals the sum of (1) realized capital gains (including realized capital gains on derivative instruments), if any, on a cumulative positive basis from the date the Company elected to become a BDC through the end of each calendar year, (2) all realized capital losses (including realized capital losses on derivative instruments) on a cumulative basis and (3) all unrealized capital depreciation (including unrealized capital depreciation on derivative instruments) on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost base of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

The Company accrues the Capital Gain Incentive Fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date the Company elected to become a BDC through the end of each calendar year. For the year ended September 30, 2011, the Company accrued a Capital Gains Incentive Fee of zero. For the calendar year ended December 31, 2010, the Capital Gain Incentive Fee was zero. There was no Capital Gains Incentive Fee prior to the Investment Advisory Agreement entered into on April 14, 2010.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the Incentive Fee.

As described above, the Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to date would be greater than 20.0% of the Company’s cumulative Pre-Incentive Fee Net Income since the election to be treated as a BDC. Such amount, less any Incentive Fees previously paid, is referred to as the Incentive Fee Cap. If, for any relevant period, the Incentive Fee Cap calculation results in the Company paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by GBDC and will not be received by the Investment Adviser as an Incentive Fee either at the end of such relevant period or at the end of any future period.

Administration Agreement:  GBDC has also entered into the Administration Agreement. Under the Administration Agreement, the Administrator furnishes GBDC with office facilities and equipment, provides GBDC with clerical, bookkeeping and record keeping services at such facilities and provides GBDC with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct GBDC’s day-to-day operations. GBDC reimburses the Administrator the allocable portion (subject to the review and approval of the Board) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides on the Company’s behalf significant managerial assistance to those portfolio companies to which GBDC is required to provide such assistance and will be paid an additional amount based on the services provided, not to exceed the amount GBDC receives from such portfolio companies.

Included in accounts payable and accrued expenses is $226 and $142 as of September 30, 2011 and 2010, respectively, for accrued allocated shared services under the Administration Agreement. The administrative service fee expense under the Administration Agreement for the years ended September 30, 2011, 2010 and 2009 was $837, $583 and zero.

Other related party transactions:  Prior to the Offering, the Investment Manager paid for certain unaffiliated third-party expenses on behalf of GCMF, all of which were subsequently reimbursed directly with cash or through a member’s equity contribution. Subsequent to the Offering, the Investment Adviser, an affiliate of the Investment Manager, pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies and rating agency fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expense directly. These expenses are subsequently reimbursed in cash.

Total expenses reimbursed to the Investment Adviser and the Investment Manager, as applicable, during the years ended September 30, 2011, 2010 and 2009 were $345, $639 and $344, respectively. Of these amounts, during the years ended September 30, 2011, 2010 and 2009, zero, $225 and $344 were reimbursed via a members’ equity contribution, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

As of September 30, 2011 and 2010, included in accounts payable and accrued expenses is $65 and $116, respectively, for accrued expenses paid on behalf of the Company by the Investment Adviser.

Note 4. Investments

Investments consisted of the following:

	September 30, 2011			September 30, 2010
	Par	Cost	Fair Value	Par	Cost	Fair Value
Senior secured	$212,725	$209,729	$203,831	$235,826	$228,308	$227,048
Unitranche	178,854	176,393	177,880	91,931	90,309	90,369
Second lien(1)	21,922	21,531	21,922	11,396	11,192	11,380
Subordinated debt	46,804	45,888	46,804	13,436	13,091	13,436
Equity	N/A	9,420	9,390	N/A	2,636	2,636
Derivative instruments(2)	N/A	—	(1,986)	N/A	—	—
Total	$460,305	$462,961	$457,841	$352,589	$345,536	$344,869

(1)	Second lien loans include loans structured as first lien last out term loans.
(2)	Refer to Note 7 for additional disclosures.

The Company has invested in portfolio companies located in the United States and in Canada. The following tables, which exclude derivative instruments, show the portfolio composition by geographic region at cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2011		September 30, 2010
Cost:
United States
Mid-Atlantic	$66,782	14.4%	$84,182	24.3%
Midwest	112,550	24.3	91,473	26.5
West	80,242	17.3	66,670	19.3
Southeast	89,133	19.3	63,180	18.3
Southwest	74,907	16.2	24,551	7.1
Northeast	36,599	7.9	9,685	2.8
Canada	2,748	0.6	5,795	1.7
Total	$462,961	100.0%	$345,536	100.0%
Fair Value:
United States
Mid-Atlantic	$66,906	14.5%	$85,412	24.7%
Midwest	112,534	24.5	89,516	26.0
West	78,329	17.0	66,870	19.4
Southeast	89,735	19.5	63,982	18.6
Southwest	72,467	15.8	23,810	6.9
Northeast	37,057	8.1	9,333	2.7
Canada	2,799	0.6	5,946	1.7
Total	$459,827	100.0%	$344,869	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

The industry compositions of the portfolio at fair value, excluding derivative instruments, were as follows:

	September 30, 2011		September 30, 2010
Cost:
Aerospace and Defense	$2,513	0.5%	$1,902	0.6%
Automobile	8,255	1.8	11,569	3.3
Banking	1,237	0.3	3,346	1.0
Beverage, Food and Tobacco	31,467	6.8	8,641	2.5
Buildings and Real Estate	24,522	5.3	34,854	10.1
Cargo Transport	2,137	0.4	7,330	2.1
Chemicals, Plastics and Rubber	13,868	3.0	3,682	1.0
Containers, Packaging and Glass	4,725	1.0	8,533	2.5
Diversified Conglomerate Manufacturing	28,550	6.2	17,058	4.9
Diversified Conglomerate Service	50,904	11.0	33,739	9.8
Diversified Natural Resources, Precious Metals and Minerals	4,753	1.0	8,082	2.3
Electronics	36,293	7.8	14,380	4.2
Farming and Agriculture	2,931	0.6	—	—
Finance	7,145	1.5	26,894	7.8
Grocery	—	—	1,097	0.3
Healthcare, Education and Childcare	88,436	19.1	62,897	18.2
Home and Office Furnishings, Housewares, and Durable Consumer	11,490	2.5	7,456	2.2
Leisure, Amusement, Motion Pictures and Entertainment	22,772	4.9	22,698	6.6
Oil and Gas	16,460	3.6	3,576	1.0
Personal and Non-Durable Consumer Products	22,752	4.9	14,781	4.2
Personal Food and Miscellaneous Services	19,247	4.2	7,230	2.1
Printing and Publishing	14,643	3.2	3,349	1.0
Retail Stores	43,454	9.4	28,174	8.2
Telecommunications	4,407	1.0	4,244	1.2
Textiles and Leather	—	—	4,602	1.3
Utilities	—	—	5,422	1.6
Total	$462,961	100.0%	$345,536	100.0%
Fair Value:
Aerospace and Defense	$2,664	0.6%	$1,856	0.5%
Automobile	8,096	1.8	11,490	3.3
Banking	928	0.2	3,321	1.0
Beverage, Food and Tobacco	31,790	6.9	8,737	2.5
Buildings and Real Estate	20,924	4.6	32,233	9.3
Cargo Transport	2,102	0.5	7,538	2.2
Chemicals, Plastics and Rubber	13,990	3.0	3,851	1.1
Containers, Packaging and Glass	4,803	1.0	8,865	2.6
Diversified Conglomerate Manufacturing	28,335	6.2	16,594	4.8
Diversified Conglomerate Service	51,332	11.2	34,263	9.9
Diversified Natural Resources, Precious Metals and Minerals	4,881	1.1	8,063	2.3
Electronics	36,614	8.0	14,703	4.3
Farming and Agriculture	2,972	0.6	—	—
Finance	6,784	1.5	27,049	7.8
Grocery	—	—	1,195	0.3
Healthcare, Education and Childcare	86,523	18.8	61,244	17.8
Home and Office Furnishings, Housewares, and Durable Consumer	11,536	2.5	7,456	2.2
Leisure, Amusement, Motion Pictures and Entertainment	23,178	5.0	23,313	6.8
Oil and Gas	16,737	3.6	3,629	1.1
Personal and Non-Durable Consumer Products	22,880	5.0	15,092	4.4
Personal, Food and Miscellaneous Services	19,377	4.2	7,605	2.2
Printing and Publishing	14,875	3.2	3,463	1.0
Retail Stores	44,153	9.6	28,455	8.3
Telecommunications	4,353	0.9	4,224	1.2
Textiles and Leather	—	—	4,699	1.4
Utilities	—	—	5,931	1.7
Total	$459,827	100.0%	$344,869	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value Measurements

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial instruments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the instrument as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical financial instruments at the measurement date.

Level 2:  Inputs include quoted prices for similar financial instruments in active markets and inputs that are observable for the financial instruments, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3:  Inputs include significant unobservable inputs for the financial instruments and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument. The following section describes the valuation techniques used by the Company to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Money market accounts held at large financial institutions and futures contracts that are valued based on quoted market prices in active markets are categorized in Level 1 of the fair value hierarchy. All other financial instruments that were recorded at fair value as of September 30, 2011 were valued using Level 3 inputs of the fair value hierarchy. As of September 30, 2010, the Company also invested in commercial paper, which is a Level 2 investment. Level 1 assets are valued using quoted market prices. Level 2 assets are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar instruments. Financial instruments that are recorded at Level 3 of the valuation hierarchy are the Company’s debt and equity investments, as well as the Company’s investment in a total return swap which is further described in Note 7 — Derivative Instruments. Level 3 assets are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on fair value) of the Company’s valuation of portfolio companies without readily available market quotations subject to review by an independent valuation firm.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value Measurements  – (continued)

When valuing Level 3 debt and equity investments, the Company may take into account the following factors, where relevant, in determining the fair value of the investments: the enterprise value of a portfolio company, the nature and realizable valuable of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. In addition, for certain debt and equity investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept for an investment. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

The referenced portfolio of loans of the total return swap (the “TRS”) is valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company and its Board for review and testing. To the extent the Company or its Board has any questions or concerns regarding the valuation of the reference portfolio of loans, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the Company’s TRS, refer to Note 7. Derivative Instruments.

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the consolidated statements of financial condition due to their short maturity.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value Measurements  – (continued)

The following table presents information about the Company’s investments measured at fair value on a recurring basis, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

As of September 30, 2011:	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$450,437	$450,437
Equity investments(1)	—	—	9,390	9,390
Derivative instruments(2)	(141)	—	(1,845)	(1,986)
Money market accounts(3)	56,595	—	—	56,595
	$56,454	$—	$457,982	$514,436

As of September 30, 2010:	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$342,233	$342,233
Equity investments(1)	—	—	2,636	2,636
Commercial paper debt securities(3)	—	86,235	—	86,235
Money market accounts(3)	512	—	—	512
	$512	$86,235	$344,869	$431,616

(1)	Refer to the consolidated schedule of investments for further details.
(2)	Derivatives include futures contracts and the TRS. Refer to Note 7 for additional disclosures.
(3)	Included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated statements of financial condition.

The net change in unrealized depreciation for the years ended September 30, 2011, 2010, and 2009 reported within the net change in unrealized appreciation (depreciation) on investments and the net change in unrealized appreciation (depreciation) on derivative instruments in the Company’s consolidated statements of operation attributable to the Company’s Level 3 assets was $(3,373), $2,921 and $(1,489), respectively.

The following table presents the changes in investments measured at fair value using Level 3 inputs for the years ended September 30, 2011 and 2010:

	Year ended September 30, 2011
	Debt Investments	Equity Investments	Derivative instruments(1)	Total
Fair value, beginning of period	$342,233	$2,636	$—	$344,869
Net change in unrealized (depreciation) appreciation on investments	(1,499)	(29)	(1,845)	(3,373)
Realized gain on investments	1,997	—	40	2,037
Fundings of revolving loans, net	1,037	—	—	1,037
Fundings of investments	319,479	6,783	—	326,262
Proceeds from principal payments and sales of portfolio investments	(217,884)	—	—	(217,884)
Proceeds from derivative instruments(1)	—	—	(40)	(40)
Amortization of discount and premium	5,074	—	—	5,074
Fair value, end of period	$450,437	$9,390	$(1,845)	$457,982

(1)	Refer to Note 7 for additional disclosures.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value Measurements  – (continued)

	Year ended September 30, 2010
	Debt Investments	Equity Investments	Total
Fair value, beginning of period	$376,294	$—	$376,294
			—
Net change in unrealized appreciation on investments	2,921	—	2,921
Realized loss on investments	(40)	—	(40)
Proceeds from revolving loans, net	(4,208)	—	(4,208)
Fundings of portfolio investments	141,462	2,636	144,098
Proceeds from principal payments and sales of portfolio investments	(181,850)	—	(181,850)
Amortization of discount and premium	7,654	—	7,654
Fair value, end of period	$342,233	$2,636	$344,869

The following are the carrying values and fair values of the Company’s debt liabilities as of September 30, 2011 and September 30, 2010. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.

	As of September 30, 2011		As of September 30, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$237,683	$240,373	$174,000	$174,000

Note 6. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility, but also increases its risks related to leverage. As of September 30, 2011, the Company’s asset coverage for borrowed amounts was 278.6%.

Debt Securitization:  On July 16, 2010, the Company completed a $300,000 term debt securitization (“Debt Securitization”). The notes (“Notes”) offered in the Debt Securitization were issued by Golub Capital BDC 2010-1 LLC (the “Issuer”), a subsidiary of Golub Capital BDC 2010-1 Holdings LLC (“Holdings”), a direct subsidiary of the Company, and the Class A Notes and Class B Notes are secured by the assets held by the Issuer. The Debt Securitization was executed through a private placement of $174,000 of Aaa/AAA Class A Notes of the Issuer which bear interest at three-month London Inter Bank Offered Rate (“LIBOR”) plus 2.40%. The $10,000 face amount of Class B Notes bears interest at a rate of three-month LIBOR plus 2.40%, and the $116,000 face amount of Subordinated Notes does not bear interest. The Class A Notes are included in the September 30, 2011 and 2010 consolidated statements of financial condition. In partial consideration for the loans transferred to the Issuer as part of the Debt Securitization, Holdings retained all of the Class B and Subordinated Notes totaling $10,000 and $116,000, respectively, and all of the membership interests in the Issuer, which Holdings initially purchased for two hundred and fifty dollars.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Borrowings  – (continued)

During a period of up to three years from the closing date (which may be extended for two additional years, upon satisfaction of certain conditions), all principal collections received on the underlying collateral may be used by the Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the securitization for such three-year period. The Notes are scheduled to mature on July 20, 2021.

The proceeds of the private placement of the Notes, net of expenses, were used to repay and terminate the Company’s prior credit facility, which was a $300,000 credit facility entered into on July 27, 2007. As part of the Debt Securitization, the Company entered into a master loan sale agreement with Holdings and the Issuer under which the Company agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to Holdings, and Holdings agreed to sell or contribute such loans (or participation interests therein) to the Issuer and to purchase or otherwise acquire subordinated notes issued by the Issuer. The Notes are the secured obligations of the Issuer, and an indenture governing the Notes includes customary covenants and events of default.

The Investment Adviser serves as collateral manager to the Issuer under a collateral management agreement and receives a fee for providing these services. As a result, the Company has amended and restated its Investment Advisory Agreement to provide that the base management fee payable under such agreement is reduced by an amount equal to the total fees that are paid to the Investment Adviser by the Issuer for rendering such collateral management services.

As of September 30, 2011 and 2010, there were 79 and 77 portfolio companies with a total fair value of $284,288 and $272,836, respectively, securing the Notes. The pool of loans in the Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The interest charged under the Debt Securitization is based on three-month LIBOR, which as of September 30, 2011 was 0.4%. For the year ended September 30, 2011, the effective annualized average interest rate, which includes amortization of debt issuance costs on the Debt Securitization, was 3.2%, interest expense was $4,970 and cash paid for interest was $5,201. For the period from July 16, 2010 to September 30, 2010, the effective annualized average interest rate, which includes amortization of debt issuance costs on the Debt Securitization, was 3.1%, interest expense was $1,167 and cash paid for interest was zero.

The interest and other credit facility expenses on the terminated facility for the year ended September 30, 2010 and 2009 was $2,224 and $4,547. The average interest rate on the terminated facility for the years ended September 30, 2010 and 2009 was 1.3% and 1.5% respectively.

The classes, amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A Notes are as follows:

Description	Class A Notes
Type	Senior Secured Floating Rate
Amount Outstanding	$174,000
Moody’s Rating	“Aaa”
S&P Rating	“AAA”
Interest Rate	LIBOR + 2.40%
Stated Maturity	July 20, 2021

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Borrowings  – (continued)

SBA Debentures:  On August 24, 2010, GC SBIC IV, L.P. received approval for a license from the SBA to operate as a Small Business Investment Company (“SBIC”). As an SBIC, GC SBIC IV L.P. is subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which it may invest as well as the structures of those investments.

The license allows GC SBIC IV, L.P. to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semiannually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $225,000. As affiliates of the Investment Advisor manage two other SBICs, it is possible that GC SBIC IV, L.P. will be constrained in its ability to issue SBA-guaranteed debentures in the future if the other two affiliated SBICs have already issued such debentures. As of September 30, 2011, the two affiliated SBIC licensees had an aggregate of $123,820 of SBA-guaranteed debentures outstanding, while GC SBIC IV, L.P. had $61,300 of outstanding SBA-guaranteed debentures. This leaves incremental borrowing capacity of a maximum of $39,880 of SBA-guaranteed debentures for GC SBIC IV, L.P. and the two affiliated SBIC licensees. As of September 30, 2010, GC SBIC IV, L.P. did not have any outstanding SBA-guaranteed debentures. Unless specifically approved by the SBA, the other two licensees were prohibited by the SBA from making new investments when GC SBIC IV, L.P. received its license on August 24, 2010. As the two affiliated SBIC licenses are limited to only making add-on investments in existing portfolio companies, the majority of the incremental borrowing capacity is available for GC SBIC IV L.P. The borrowing capacity of GC SBIC IV, L.P. could be expanded further if the two affiliated SBICs retire their SBA-guaranteed debentures.

GC SBIC IV, L.P. is able to borrow funds from the SBA against regulatory capital that is paid-in, subject to customary regulatory requirements including an examination by the SBA. As of September 30, 2011, the Company had committed and funded $50,000 to GC SBIC IV, L.P. and had SBA-guaranteed debentures of $61,300 outstanding which mature between March 2021 and March 2022. The interest rate on $20,000 of outstanding debentures was fixed on March 29, 2011 at an interest rate of 4.5%. The interest rate on $35,300 was fixed on September 21, 2011 at an interest rate of 3.3%. Prior to this date, the Company was charged an interim financing rate of approximately 1.0%. The Company was also charged an interim financing rate of approximately 1.3% on the remaining $6,000 of outstanding debentures. For the year ended September 30, 2011, the effective annualized average interest rate, which includes amortization of fees paid on the debentures, was 3.0%. For the year ended September 30, 2011, interest expense was $656. Cash paid for interest during the year ended September 30, 2011 was $550.

As of September 30, 2011, the Company had available commitments of $38,700 from the SBA, which expire on September 30, 2015. These unfunded commitments are subject to funding approval through the SBA’s draw request process.

As indicated above, on September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility, but also increases its risks related to leverage.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Borrowings  – (continued)

Revolving Credit Facility:  On July 21, 2011, Golub Capital BDC Funding LLC (“Funding”), a wholly owned subsidiary of the Company, entered into a $75,000 senior, secured revolving credit facility (“Credit Facility”) with Wells Fargo Securities, LLC, as administrative agent and Wells Fargo Bank, N.A., as lender.

Under the Credit Facility, which matures on October 21, 2015, the lender has agreed to extend credit to Funding in an aggregate principal amount of $75,000. Funding’s ability to draw under the Credit Facility is scheduled to terminate on October 20, 2012. The period from the closing date until October 20, 2012 is referred to as the reinvestment period. All amounts outstanding under the Credit Facility are required to be repaid by October 21, 2015. Through the reinvestment period, the Credit Facility bears interest at LIBOR plus 2.25% per annum. After the reinvestment period, the rate will reset to LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, the Company is required to pay a non-usage fee of 0.50% per annum on any unused portion of the Revolving Credit Facility. After six months from the close of the Credit Facility, the non-usage fee will be 0.50% for any unused portion up to $30,000 and 2.00% on any unused portion in excess of $30,000. The Credit Facility is secured by all of the assets held by Funding, and the Company has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure the obligations of the Company as the transferor and servicer under the Credit Facility. Both the Company and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

The Company plans to transfer certain loans and debt securities it has originated or acquired from time to time to Funding through a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) and may cause Funding to originate or acquire loans in the future, consistent with the Company’s investment objectives.

As of September 30, 2011, the Company had outstanding debt under the Credit Facility of $2,383. For the year ended September 30, 2011, the effective annualized average interest rate on outstanding borrowings, which includes amortization of debt financing costs, was 2.9%, interest expense was $76 and cash paid for interest was $52.

The average total debt outstanding (including the debt under the Debt Securitization, SBA debentures and Credit Facility) for the years ended September 30, 2011, 2010 and 2009 was $201,294, $213,793 and $305,440, respectively.

For the years ended September 30, 2011, 2010 and 2009, the effective annualized average interest rate on the Company’s total debt outstanding was 3.3%, 1.7% and 1.5%, respectively.

A summary of the Company’s maturity requirements for borrowings as of September 30, 2011 is as follows:

	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Debt Securitization	$174,000	$—	$—	$—	$174,000
SBA Debentures	61,300	—	—	—	61,300
Credit Facility	2,383	—	—	2,383	—
Total contractual obligations	$237,683	$—	$—	$2,383	$235,300

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Derivative Instruments

The following table summarizes the fair value and location of the Company’s derivative instruments on the consolidated statements of financial condition:

	September 30, 2011
	Location	Fair Value
Futures Contracts	Unrealized depreciation on derivative instruments	$(141)
Total Return Swap	Unrealized depreciation on derivative instruments	(1,845)
Total		$(1,986)

Realized and unrealized gains and losses on derivative instruments recorded by the Company are in the following location on the consolidated statements of operations:

	Location	Realized Gain (Loss)	Location	Unrealized Gain (Loss)
Futures Contracts	Net realized gain on derivative instruments	$—	Net change in unrealized depreciation on derivative instruments	$(141)
Total Return Swap	Net realized gain on derivative instruments	40	Net change in unrealized depreciation on derivative instruments	(1,845)
		$40		$(1,986)

Futures contracts:  In September of 2011, the Company entered into ten-year U.S. Treasury futures contracts to mitigate its exposure to adverse fluctuation in interest rates related to the Company’s SBA debentures with a total notional amount of $25,000. The interest rate on the Company’s SBA-guaranteed debentures is fixed semi-annually (the “pooling date”) and is based on the ten-year U.S. Treasury rate plus a market spread. The transaction insulates the Company against adverse changes in the ten-year U.S. Treasury rate for debentures that the Company has drawn but for which the rate will not be fixed until the next pooling date. Upon entering into the futures contracts, the Company was required to pledge to the broker cash collateral in the amount of $1,500, which is included in cash collateral on deposit with custodian on the consolidated statements of financial condition. No subsequent collateral has been posted by the Company, and the balance remains $1,500 at September 30, 2011.

Based on the daily fluctuation of the fair value of the futures contracts, the Company records an unrealized gain or loss equal to the daily fluctuation in fair value. If market conditions move unexpectedly, the Company may not achieve the anticipated benefits of the futures contracts and may realize a loss. Upon maturity or settlement of the futures contracts, the Company will realize a gain or loss based on the difference of the fair value of the futures contracts at inception and the fair value of the futures contracts at settlement or maturity. This gain or loss would be included on the consolidated statements of operations as net realized gain (loss) on derivative instruments.

For the year ended September 30, 2011 the fair value of the futures contracts was $(141). For the year ended September 30, 2011 the change in unrealized depreciation related to this future was $(141). The Company’s total volume of futures contracts was two hundred and fifty for the year ended September 30, 2011.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Derivative Instruments  – (continued)

Total return swap:  On June 17, 2011, GCMF entered into the TRS with Citibank, N.A. (“Citibank”). The purpose of entering into the TRS was to gain economic exposure to a portfolio of broadly syndicated loans. Generally, under the terms of a total return swap, one party agrees to make periodic payments to another party based on the change in the market value of the assets referenced by the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

Under the terms of the TRS, the Company has the ability to recommend purchases of loans, but all investment decisions are subject to approval by Citibank. The loans are purchased in the open market by Citibank at fair value. The maximum fair value of the portfolio loans subject to the TRS is $100,000 (determined at the time each such loan becomes subject to the TRS).

In order for Citibank to purchase a loan for the TRS, each individual loan, and the portfolio of loans taken as a whole, must meet certain specified criteria. The Company receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. The Company pays to Citibank interest at a rate equal to three-month LIBOR plus 1.2% per annum based on the settled notional value of the TRS. In addition, upon the termination or repayment of any loan subject to the TRS, the Company will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. On a quarterly basis, net payment between the Company and Citibank for interest and realized appreciation and depreciation on the portfolio of loans occurs.

At the time each loan is added to the TRS, the Company is initially required to cash collateralize 20% of the market value of the loan subject to the TRS. The Company may also be required to post additional collateral from time to time as a result of a decline in the fair value of the portfolio of loans subject to the TRS. If the Company declines to deposit additional cash collateral, then Citibank will have the right to terminate the TRS and seize all or a portion of the cash collateral posted by the Company to cover any losses it incurs in liquidating the loans subject to the TRS. The Company’s exposure under the TRS is limited to the value of assets held at GCMF, which primarily consists of cash collateral on deposit with Citibank.

The Company acts as the manager of the rights and obligations of GCMF under the TRS.

Citibank may terminate the TRS on or after the third anniversary of the effectiveness of the TRS. The Company may terminate the TRS at any time upon providing at least 30 days prior to the proposed settlement date of the reference assets related to such termination.

As of September 30, 2011, the fair value of the TRS was $(1,845). The change in the fair value of the TRS was $(1,845) for the year ended September 30, 2011. Realized gains and losses on the TRS are composed of any gains or losses on the referenced portfolio of loans as well as the net interest received or owed at the time of the quarterly settlement. Unrealized gains and losses on the TRS are composed of the net interest income earned or interest expense owed during the period that was not previously settled as well as the change in fair value of the referenced portfolio of loans.

The referenced portfolio of loans is valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company and its Board for review and testing. To the extent the Company or its Board has any questions or concerns regarding the valuation of the reference portfolio of loans, such valuation will be discussed or challenged pursuant to the terms of the TRS.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Derivative Instruments  – (continued)

As of September 30, 2011, the TRS has a portfolio with a cost basis of $97,485, an unfunded commitment of $163 and a notional value of $97,648 and, through GCMF, the Company recorded cash collateral on deposit with custodian in the amount of $19,662, which represents collateral held at Citibank. Of the $97,648 of notional value at September 30, 2011, $46,478 represented loans that were sold by the Company to various third party brokers at fair value, which were subsequently, independently purchased at a fair value of $46,460 by Citibank for the TRS. This sale was a true sale for legal purposes. There is no recourse to the Company for the sold loans other than pursuant to customary and standard Loan Syndication and Trading Association assignment documentation for breaches of representations and warranty as to title, nor does the Company have the right to redeem the sold loans. The Moody’s weighted average rating of the referenced portfolio of loans within the TRS was B1 at September 30, 2011.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Derivative Instruments  – (continued)

The following table summarizes the portfolio of loans held by the TRS as of September 30, 2011:

Reference Asset	Industry	Interest Rate	Maturity Date	Par	Cost	Fair Value
Ashland Inc	Chemicals, Plastics and Rubber	L + 2.75%	08/2018	$5,000	$4,987	$4,956
Autoparts Holdings Ltd	Automobile	L + 5.00%	07/2017	600	597	597
Barbri, Inc	Healthcare, Education and Childcare	L + 4.50%	06/2017	3,200	3,168	3,126
Blackboard Inc	Diversified Conglomerate Manufacturing	L + 6.00%	09/2018	5,000	4,600	4,638
Bojangles Holdings	Retail Stores	L + 6.50%	08/2017	5,000	4,900	4,875
Brickman Group	Farming and Agriculture	L + 5.50%	10/2016	997	983	980
California Pizza Kitchen, Inc.	Personal, Food and Miscellaneous Services	L + 5.50%	07/2017	3,990	3,930	3,920
Charter Communications Operating LLC	Telecommunications	L + 3.25%	09/2016	2,985	2,975	2,880
CHI Overhead Doors Inc	Buildings and Real Estate	L + 5.75%	08/2017	2,200	2,156	2,156
Del Monte Foods Company	Beverage, Food and Tobacco	L + 3.00%	03/2018	2,993	2,990	2,776
Dole Food Company, Inc.	Beverage, Food and Tobacco	L + 3.75%	07/2018	559	554	549
Fibertech Networks	Telecommunications	L + 5.00%	11/2016	2,000	1,985	1,955
Focus Brands	Personal, Food and Miscellaneous Services	L + 4.00%	11/2016	4,129	4,160	4,077
HCA Inc	Healthcare, Education and Childcare	L + 3.25%	03/2017	3,000	2,964	2,818
J Crew Group, Inc.	Retail Stores	L + 3.50%	03/2018	2,993	2,860	2,653
Jetro Holdings	Grocery	L + 2.25%	07/2014	2,799	2,751	2,708
Melissa and Doug LLC	Leisure, Amusement, Motion Pictures, Entertainment	L + 5.00%	12/2016	1,292	1,300	1,270
Mercury Payment Systems, LLC	Finance	L + 5.00%	07/2017	1,596	1,580	1,580
MetroPCS Wireless, Inc.	Telecommunications	L + 3.75%	03/2018	1,990	1,994	1,903
Mobilitie Investments II, LLC	Telecommunications	L + 4.00%	06/2017	3,591	3,573	3,465
NBTY, Inc.	Personal and Non Durable Consumer Products	L + 3.25%	10/2017	2,985	2,987	2,887
Nuveen Investments, Inc.	Finance	L + 3.00%	11/2014	1,922	1,903	1,754
Nuveen Investments, Inc.	Finance	L + 5.50%	05/2017	2,000	1,850	1,847
Protection One	Diversified Conglomerate Service	L + 4.25%	06/2016	2,747	2,749	2,685
Rally Parts LLC	Personal Transportation	L + 5.50%	12/2013	1,836	1,800	1,732
Rally Parts LLC	Personal Transportation	L + 5.50%	12/2013	1,920	1,824	1,811
RPI Finance Trust	Healthcare, Education and Childcare	L + 3.00%	05/2018	2,793	2,779	2,764
SNL Financial LC	Finance	L + 7.00%	08/2018	2,200	2,134	2,162
Solvest LTD	Beverage, Food and Tobacco	L + 3.75%	07/2018	1,037	1,030	1,020
Sotera Defense Solutions, Inc.	Aerospace and Defense	L + 5.50%	04/2017	2,000	1,970	1,940
Springboard Finance, LLC	Telecommunications	L + 5.00%	02/2015	1,858	1,871	1,846
Styron S.A.R.L.	Chemicals, Plastics and Rubber	L + 4.50%	08/2017	1,489	1,489	1,337
Styron S.A.R.L.	Chemicals, Plastics and Rubber	L + 4.50%	08/2017	1,496	1,444	1,344
Terex Corporation	Machinery	L + 4.00%	04/2017	600	594	588
Terex Corporation	Machinery	L + 4.00%	04/2017	600	600	588
The Container Store, INC.	Retail Stores	L + 3.00%	08/2014	6,501	6,342	6,110
U.S. Security Associates Holdings, Inc.	Diversified Conglomerate Manufacturing	L + 4.75%	08/2017	—	(2)	(5)
U.S. Security Associates Holdings, Inc.	Diversified Conglomerate Manufacturing	L + 4.75%	08/2017	837	829	810
Universal Health Services	Healthcare, Education and Childcare	L + 3.00%	11/2016	1,526	1,533	1,478
Univision Communications Inc	Broadcasting and Entertainment	L + 4.25%	03/2017	2,000	1,900	1,678
Valitas Health Services, INC.	Healthcare, Education and Childcare	L + 4.50%	06/2017	1,496	1,459	1,444
Warner Chilcott Company LLC	Healthcare, Education and Childcare	L + 3.25%	03/2018	142	142	138
Warner Chilcott Corporation	Healthcare, Education and Childcare	L + 3.25%	03/2018	284	284	276
Water Pik, Inc	Home and Office Furnishings, Housewares, and Durable Consumer	L + 5.25%	08/2017	2,800	2,772	2,744
WC Luxco Sarl	Healthcare, Education and Childcare	L + 3.25%	03/2018	195	195	190
Total				$99,178	$97,485	$95,050

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Federal Income Tax Matters

The Company has elected to be treated as a RIC under Subchapter M of the Code, and to distribute substantially all of its respective net taxable income. Accordingly, no provision for federal income tax has been made in the financial statements.

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized. The following reconciles net increase in net assets resulting from operations to taxable income:

	Years ended September 30,
	2011	2010
Net increase in net assets resulting from operations	$21,339	$26,248
Net increase in net assets resulting from operations for the period October 1, 2009 to April 13, 2010	—	(15,673)
Net change in unrealized depreciation (appreciation) on investments	1,528	(1,995)
Net change in unrealized depreciation on derivative instruments	1,986	—
Net realized loss on investments not taxable	—	40
Other income for tax not book	620	—
Other deductions/losses for tax not book	(181)	—
Taxable income before deductions for distributions	$25,292	$8,620

The tax character of distributions paid during the years ended September 30, 2011 and 2010 were as follows:

	As of September 30,
	2011	2010
Ordinary Income	$23,254	$8,620
Long-Term Capital Gains	$1,815	$—
Return of Capital	$—	$1,122

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include the tax treatment on income from the TRS and return of capital. These reclassifications are due to permanent book-tax differences and have no impact on net assets. During the year ended September 30, 2011, as a result of these permanent book-to-tax differences, the Company increased capital distributions in excess of net investment by $40 and decreased net realized gain (loss) on investments and derivative instruments by $40. During the year ended September 30, 2010, the Company increased capital distributions in excess of net investment income by $1,122 and decreased paid in capital in excess of par by $1,122.

As of September 30, 2011, the tax basis components of distributable earnings / (accumulated losses) were as follows:

As of September 30, 2011
Amount
Net unrealized depreciation on investments and derivatives	$(1,998)
Undistributed ordinary income	223
Total	$(1,775)

The Federal tax cost of investments is $462,991.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Federal Income Tax Matters  – (continued)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the consolidated statements of changes in net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to investments in derivatives.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to several tax rules impacting RICs. The provisions of the Act will generally be effective for the Company’s taxable year ending September 30, 2012. The Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

Note 9. Commitments and Contingencies

Commitments:  The Company had outstanding commitments to fund investments totaling $49,449 and $26,622 under various undrawn revolvers and other credit facilities as of September 30, 2011 and 2010, respectively.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk:  Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the statements of financial condition. The Company’s derivative instruments contain elements of off-balance sheet market and credit risk. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of these derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments.

Concentration of credit risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company is engaged in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligation, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe their disposition will have a material adverse effect on the Company’s consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Financial Highlights

The financial highlights for the Company are as follows:

	Years ended September 30,							Period from July 27, (Inception) through September 30,
Per share data(1):	2011	2010		2009		2008		2007
Net asset value at beginning of period	$14.71	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Net increase in net assets as a result of public offering	0.06	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Costs related to public offering	(0.04)	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Dividends and distributions declared	(1.27)	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Net investment income	1.16	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Net realized gain (loss) on investments	0.11	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Net realized gain on derivative instruments	—	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Net change in unrealized (depreciation) appreciation on investments	(0.08)	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Net change in unrealized depreciation on derivative instruments	(0.09)	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Net asset value at ending of period	$14.56	$14.71		N/A	(3)	N/A	(3)	N/A	(3)
Per share market value at end of period	$14.85	$15.30		N/A	(3)	N/A	(3)	N/A	(3)
Total return based on market value(2)	5.36%	N/A	(3)	N/A	(3)	N/A	(3)	N/A	(3)
Total return based on average net asset value/members’ equity*	7.30%	14.33%		29.57%		(9.82)%		2.04%
Shares outstanding at end of period	21,733,903	17,712,444		N/A	(3)	N/A	(3)	N/A	(3)
Ratios/Supplemental Data:
Ratio of expenses (without incentive fees) to average net assets/members’ equity*	5.47%	5.31%		11.61%		30.59%		43.64%
Ratio of incentive fees to average net assets/members’ equity	0.12%	0.03%		N/A		N/A		N/A
Ratio of total expenses to average net assets/members’ equity*	5.59%	5.34%		11.61%		30.59%		43.64%
Ratio of net investment income to average net assets/members’ equity*	7.80%	12.79%		37.64%		28.87%		21.57%
Net assets at end of period	$316,549	$260,541		$92,752		$16,853		$33,481
Average debt outstanding	$201,294	$213,793		$305,440		$191,225		$85,336
Average debt outstanding per share	$9.26	$12.07		N/A	(3)	N/A	(3)	N/A	(3)
Portfolio turnover*	56.90%	44.73%		30.20%		221.36%		86.94%

*	Annualized for a period less than one year.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Financial Highlights  – (continued)

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	Total return based on market value assumes dividends are reinvested.
(3)	Per share data are not provided as the Company did not have shares of common stock outstanding or an equivalent prior to the Offering on April 14, 2010.

Note 11. Earnings Per Share

The following information sets forth the computation of the net increase in net assets per share resulting from operations for the year ended September 30, 2011:

Year ended September 30, 2011
Earnings available to stockholders	$21,339
Basic and diluted weighted average shares outstanding	19,631,797
Basic and diluted earnings per share	$1.09

For historical periods that include financial results prior to April 1, 2010, the Company did not have common shares outstanding or an equivalent and, therefore, earnings per share and weighted average shares outstanding information for the years ended September 30, 2010 and 2009 are not provided.

Note 12. Public Offerings

The following table summarizes the total shares issued and proceeds received net of underwriting and offering costs in public offerings of the Company’s common stock for the years ended September 30, 2011 and 2010.

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
Fiscal year 2010 offering	8,727,581	$14.50	$117,605
Fiscal year 2011 offering	3,953,257	$15.75	$58,610

On April 14, 2010, GBDC priced the Offering, selling 7,100,000 shares of its common stock at a public offering price of $14.50 per share. Concurrent with the Offering, an additional 1,322,581 shares were sold through a private placement, also at $14.50 per share. On May 19, 2010, an additional 305,000 shares at $14.50 per share were issued upon the exercise of the underwriters’ over-allotment option.

On March 31, 2011, the Company priced a public offering of 3,500,000 shares of its common stock at a public offering price of $15.75 per share. On May 2, 2011, the Company sold an additional 453,257 shares of its common stock at a public offering price of $15.75 per share pursuant to the underwriters’ partial exercise of the over-allotment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 13. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declaration and distribution during the year ended September 30, 2011 and 2010.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
Fiscal Year ended September 30, 2010
05/13/2010	06/22/2010	06/29/2010	$0.24	$3,881	N/A	(1)	N/A	(1)
08/05/2010	09/10/2010	09/30/2010	$0.31	$5,027	N/A	(1)	N/A	(1)
Fiscal Year ended September 30, 2011
12/08/2010	12/20/2010	12/30/2010	$0.31	$5,028	25,753		$462
02/08/2011	03/18/2011	03/30/2011	$0.32	$5,375	17,779		$303
05/03/2011	06/17/2011	06/29/2011	$0.32	$6,583	24,670		$364
08/04/2011	09/19/2011	09/28/2011	$0.32	$6,629	N/A	(1)	N/A	(1)

(1)	DRIP shares were purchased in the open market with an aggregate value of $370 at June 29, 2010, $464 at September 30, 2010 and $325 at September 28, 2011.

Note 14. Subsequent Events

Dividends:  On December 7, 2011, the Company’s Board declared a quarterly dividend of $0.32 per share payable on December 29, 2011 to holders of record as of December 19, 2011.

Note 15. Selected Quarterly Financial Data (Unaudited)

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Total investment income	$10,831	$10,071	$9,111	$9,137
Net investment income	6,450	5,952	5,181	5,233
Net realized and unrealized gain (loss)	(3,469)	568	695	729
Net increase (decrease) in members’ equity/net assets resulting from operations	2,981	6,520	5,876	5,962
Earnings per share	0.14	0.31	0.33	0.34
Net asset value per common share at period end	$14.56	$14.75	$14.75	$14.74

	September 30, 2010	June 30, 2010(1)	March 31, 2010	December 31, 2009
Total investment income	$7,431	$7,230	$7,645	$10,843
Net investment income	4,351	4,815	5,018	9,182
Net realized and unrealized gain (loss)	1,896	(100)	1,925	(840)
Net increase (decrease) in members’ equity/net assets resulting from operations	6,247	4,715	6,943	8,342
Earnings per share	0.35	0.29	N/A	N/A
Net asset value per common share at period end	$14.71	$14.67	N/A	N/A

(1)	The earnings per share and weighted average shares outstanding calculations for the three months ended June 30, 2010 are based on the assumption that the number of shares issued immediately prior to the Conversion on April 14, 2010 (8,984,863 shares of common stock) had been issued on April 1, 2010, at the beginning of the three month period.

3,500,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT
      , 2012

Wells Fargo Securities

UBS Investment Bank